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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-5108
                                       ----------------

                        Strong Short-Term Bond Fund, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: October 31
                        ----------------

Date of reporting period: April 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                          Income

                                                                           Funds

                              [PHOTO APPEARS HERE]

                  Strong Corporate Bond Fund

                 Strong High-Yield Bond Fund

                 Strong Short-Term Bond Fund

           Strong Government Securities Fund

      Strong Short-Term High Yield Bond Fund

                Strong Corporate Income Fund

               Strong Short-Term Income Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                          Income

                                                                           Funds

Table of Contents

Investment Reviews

      Strong Corporate Bond Fund .............................. 2
      Strong High-Yield Bond Fund ............................. 4
      Strong Short-Term Bond Fund ............................. 6
      Strong Government Securities Fund ....................... 8
      Strong Short-Term High Yield Bond Fund ..................10
      Strong Corporate Income Fund ............................12
      Strong Short-Term Income Fund ...........................14

Bond Glossary .................................................16

Financial Information

      Schedules of Investments in Securities
           Strong Corporate Bond Fund .........................17
           Strong High-Yield Bond Fund ........................20
           Strong Short-Term Bond Fund ........................23
           Strong Government Securities Fund ..................27
           Strong Short-Term High Yield Bond Fund .............32
           Strong Corporate Income Fund .......................33
           Strong Short-Term Income Fund ......................35
      Statements of Assets and Liabilities ....................38
      Statements of Operations ................................43
      Statements of Changes in Net Assets .....................47
      Notes to Financial Statements ...........................51

Financial Highlights ..........................................65

Directors and Officers ........................................74

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "...the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"...the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Corporate Bond Fund
================================================================================

Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in intermediate-maturity bonds issued by U.S. companies. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds) with positive or improving credit fundamentals. The Fund's average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-12-85 to 4-30-03

                              [CHART APPEARS HERE]

                                   Lehman Brothers     Lipper Corporate
                  The Strong         U.S.Credit          Debt Funds
                   Corporate          BAA Bond            BBB Rated
                   Bond Fund           Index*              Index*

Dec 1985          $   10,000       $        10,000     $         10,000
Dec 1986          $   13,399       $        11,800     $         11,595
Dec 1987          $   13,997       $        12,323     $         11,882
Dec 1988          $   15,745       $        13,653     $         12,978
Dec 1989          $   15,800       $        15,517     $         14,342
Dec 1990          $   14,817       $        16,337     $         15,276
Dec 1991          $   17,013       $        19,490     $         17,909
Dec 1992          $   18,612       $        21,322     $         19,362
Dec 1993          $   21,732       $        24,080     $         21,839
Dec 1994          $   21,447       $        23,310     $         20,847
Dec 1995          $   26,892       $        28,606     $         25,052
Dec 1996          $   28,380       $        29,755     $         26,115
Dec 1997          $   31,752       $        33,057     $         28,800
Dec 1998          $   34,053       $        35,320     $         30,526
Dec 1999          $   33,975       $        35,030     $         30,184
Dec 2000          $   36,655       $        37,627     $         32,552
Dec 2001          $   39,160       $        41,469     $         34,978
Dec 2002          $   39,703       $        45,028     $         37,495
Apr 2003          $   42,118       $        47,844     $         39,220

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Corporate Bond Fund posted strong gains during the six-month period ended April 30, 2003, benefiting from a generally favorable environment for corporate bonds.

A strengthening market for corporate bonds
Rising demand for corporate bonds, coupled with improving fundamentals, resulted in six straight months of positive returns in the market for BAA-rated debt. Corporate issues outperformed Treasury bonds over the period.

The market started the six-month period strong on the heels of the Republican victories in the November Congressional elections and the reduction of the Federal Funds rate by 50 basis points. These two events set a positive tone following a period characterized by minimal investor risk appetite and poor liquidity in the market. In addition, in January, President Bush unveiled an economic stimulus plan that the market viewed as a catalyst for economic recovery, lending further support to the market for corporate debt. The start of the war with Iraq had a surprisingly muted impact on the market, as new issuance of corporate bonds was insufficient to soak up investors' rising cash balances. The strength of the corporate market continued through the end of April, reflecting the success in Iraq and earnings reports that contained few negative surprises.

Investors' interest in beaten-down companies and sectors increased steadily during the period as the market began to appreciate the unfolding trend of balance sheet repair and improving financial integrity. In addition, many companies that had faced liquidity issues were able to make progress in refinancing their short-term debt. Among the sectors benefiting most from these trends were telecommunications and electric utilities.

Factors that drove performance
There are two major factors that affect the return of the Strong Corporate Bond
Fund: interest rate risk and credit risk. We deal with interest rate risk (the possibility that interest rates will rise, driving down bond prices) by making slight adjustments to the portfolio's duration (the sensitivity to changes in interest rates) in accordance with our outlook for interest rates. Over the course of the period, we kept the Fund's duration at a neutral position relative to its benchmark, the Lehman Brothers U.S. Credit BAA Bond Index. Although 10-year interest rates ranged from 3.56% to 4.26% over the course of the six months, they ended the period essentially unchanged from where they began.

The second risk, credit risk, is the potential for corporate bond issuers' financial profile to decline, lowering the credit quality (and price) of their bonds and increasing the chance that they may default on their payments of interest to bondholders. During the period, the market became more comfortable with credit risk and, as a result, those bonds issued by companies with lower credit quality performed the best. The bonds that had the biggest impact on the performance of the Fund were in the telecommunications, cable, auto, financial services, and technology sectors.

The Fund's holdings in the telecommunications sector had a positive impact on performance. The Fund started the period with a small overweighting in this sector to take advantage of attractive valuations. As it became more apparent that these companies were taking tangible actions to repair their balance sheets and improve their liquidity, we increased the overweight. Bonds added during the period were primarily from wireless companies and integrated European service providers.

In addition, our overweighted position in the cable sector over the entire six-month period had a positive impact on performance. We favored this sector because of its attractive subscription-based business model, its focus on credit-quality improvement, and its attractive valuations. Cable holdings also benefited from Comcast's completion of a large asset purchase.

The Fund's position in the auto sector varied between neutral and an underweight. Unfortunately, the Fund was underweighted in this sector in April, when Ford's better-than-expected quarterly results caused these bonds to outperform the market. Underweightings in the financial services and technology sectors also hurt the Fund's performance relative to its benchmark.

We plan to continue to apply top-down analysis of the economy and interest rates, as well as careful security analysis, in selecting bonds for the portfolio. Thank you for your continued investment in the Strong Corporate Bond Fund.

Janet S. Rilling
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class
----------------------------------------------------------------

           1-year                                          10.72%

           5-year                                           5.31%

           10-year                                          7.83%

           Since Fund Inception
           (12-12-85)                                       8.62%

Advisor Class/1/,/2/
----------------------------------------------------------------

           1-year                                          10.74%

           5-year                                           5.12%

           10-year                                          7.62%

           Since Fund Inception
           (12-12-85)                                       8.41%

Institutional Class/3/
----------------------------------------------------------------

           1-year                                          11.20%

           5-year                                           5.64%

           10-year                                          8.00%

           Since Fund Inception
           (12-12-85)                                       8.72%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              4.57%

Advisor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              4.32%

Institutional Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              4.90%

Average
effective maturity/5/                                 10.0 years

Average quality rating/6/                                    BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 4.29%, and returns would have been lower.

/5/   The Fund's average effective maturity includes the effect of futures.

/6/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated Baa by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds BBB Rated Category. These funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund
================================================================================

Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in lower-quality, high-yield bonds of corporate issuers. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain an average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-28-95 to 4-30-03

                              [CHART APPEARS HERE]

                  The Strong    Lehman Brothers      Lipper High
                  High-Yield    U.S. High-Yield     Current Yield
                  Bond Fund        Bond Index*       Funds Index*

Dec 1995          $   10,000    $        10,000     $      10,000
Jun 1996          $   11,425    $        10,361     $      10,440
Dec 1996          $   12,724    $        11,152     $      11,314
Jun 1997          $   13,607    $        11,801     $      11,968
Dec 1997          $   14,758    $        12,575     $      12,805
Jun 1998          $   15,652    $        13,141     $      13,418
Dec 1998          $   15,211    $        12,810     $      12,795
Jun 1999          $   15,881    $        13,092     $      13,290
Dec 1999          $   16,399    $        13,116     $      13,408
Jun 2000          $   16,516    $        12,958     $      13,151
Dec 2000          $   15,239    $        12,348     $      12,106
Jun 2001          $   15,436    $        12,833     $      12,122
Dec 2001          $   15,131    $        13,000     $      11,980
Jun 2002          $   13,812    $        12,370     $      11,356
Dec 2002          $   14,124    $        12,817     $      11,691
Apr 2003          $   15,741    $        14,611     $      13,022

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period, as the high-yield market continued its strong recovery from the lows of mid-October. Returns were positive for each of the six months from November through April.

Several positive factors for high-yield bonds
The high-yield market started the period at very attractive valuations relative to Treasuries. Specifically, yield spreads between high-yield bonds and Treasury securities were close to historically wide levels. High-yield bonds began to rally off of their lows early in the period, which appears to have been fueled by several events. First, the capital markets viewed the Republican victories in November's elections favorably, under the belief that pro-business legislation was more likely to be enacted. Second, on the day following the elections, the Federal Reserve cut its benchmark Fed Funds rate from 1.75% to 1.25%. Third, several asset sales may have validated investors' belief that many out-of-favor credits had been trading significantly below their true asset values.

As the market improved, cash flows into the high-yield bond market increased significantly. The pace accelerated in 2003, as certain annual investment guides suggested that investors increase their allocation to this high-yield asset class. Cash inflows are at their strongest levels of the past ten years.

On the fundamental side, companies have been taking positive steps to improve the condition of their balance sheets. Through cost-cutting, reduced capital expenditures, and asset sales, companies have been able to generate greater free cash flow and reduce their debt ratios.

The improved market conditions allowed several companies to issue new, longer-term securities to refinance their short-term debt and improve their liquidity. Improved fundamentals have also driven default rates, as measured by Moody's Investors Service, to their lowest level in over three years.

For the most part, the sectors and individual bonds that underperformed through most of 2002 led the recent recovery. Included in this group are bonds from the utility, communications, and technology industries, as well as CCC-rated credits.

Our approach to an improving market
The Fund maintained an overweighting against its benchmark in the communications sector throughout the period, with its biggest weighting in non-cable media bonds. The Fund was also overweighted in the cable sector, but slightly underweighted in telecommunications bonds.

We reduced the Fund's exposure to the gaming sector, though the Fund retains an overweighting in this sector. This sector performed very well during the tough credit times, but now we are starting to find more attractive relative values in other areas. After doing well in weaker times, gaming bonds lagged the overall market during this more positive period.

Two sectors that rebounded strongly over the six-month period were technology and utilities. While technology bonds represent only 3% of the overall market, utilities now make up 16% of the market. During the period, the Fund was underweighted in both sectors, though we increased the Fund's exposure to utilities from 4% to 9%. This was primarily due to the Fund's purchase of pipeline credits--bonds that we believe offer significant asset protection.

With respect to credit quality, the Fund continued to overweight single-B credits, while underweighting bonds rated BB and CCC. We also increased the Fund's exposure to a few investment-grade credits in the telecommunications and utilities sectors.

In the coming months, we will continue to engage in careful credit research, seeking bonds that offer attractive fundamental qualities and the potential for appreciation.

Thank you for your continued investment and confidence in the Strong High-Yield Bond Fund.

Thomas M. Price
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           1-year                                           3.86%

           3-year                                          -1.04%

           5-year                                           0.34%

           Since Fund Inception
           (12-28-95)                                       6.38%

Advisor Class/1/,/2/
----------------------------------------------------------------

           1-year                                           3.58%

           3-year                                          -1.33%

           5-year                                           0.04%

           Since Fund Inception                             6.07%
           (12-28-95)

Institutional Class/1/,/3/
----------------------------------------------------------------

           1-year                                           4.72%

           3-year                                          -0.65%

           5-year                                           0.58%

           Since Fund Inception                             6.55%
           (12-28-95)

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              7.26%

Advisor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              6.78%

Institutional Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              7.52%

Average
effective maturity/5/                                  5.3 years

Average quality rating/6/                                      B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

The Fund has a redemption fee of 1.00% against shares that are held for fewer than six months.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.04%. Otherwise, the current yield would have been 6.74%, and returns would have been lower.

/5/ The Fund's average effective maturity includes the effect of when-issued securities.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher-and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund's average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P) with positive or improving credit fundamentals. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                             From 8-31-87 to 4-30-03

                              [CHART APPEARS HERE]

                                 Lehman Brothers       Lipper Short
                  The strong      U.S. 1-3 Year      Investment Grade
                  Short-Term    Government/Credit       Debt Funds
                  Bond Fund        Bond Index*           Average*

Aug 1987          $   10,000    $          10,000    $         10,000
Aug 1988          $   11,052    $          10,723    $         10,711
Aug 1989          $   12,197    $          11,750    $         11,752
Aug 1990          $   12,537    $          12,822    $         12,631
Aug 1991          $   13,882    $          14,235    $         13,938
Aug 1992          $   15,772    $          15,681    $         15,317
Aug 1993          $   16,961    $          16,576    $         16,268
Aug 1994          $   17,212    $          16,871    $         16,482
Aug 1995          $   18,382    $          18,138    $         17,600
Aug 1996          $   19,676    $          19,096    $         18,458
Aug 1997          $   21,427    $          20,451    $         19,771
Aug 1998          $   22,585    $          21,934    $         21,046
Aug 1999          $   23,418    $          22,818    $         21,706
Aug 2000          $   24,868    $          24,145    $         22,909
Aug 2001          $   27,124    $          26,568    $         25,013
Aug 2002          $   26,371    $          28,291    $         24,049
Apr 2003          $   27,372    $          29,252    $         26,861

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund's share price declined slightly early in the six-month period, but as rates on Treasuries, corporate bonds, and mortgage-backed securities declined, the Fund's share price improved accordingly.

Generally favorable trends for bonds
The period began in November with the news that U.S. gross domestic product
(GDP) had rebounded strongly in the third quarter. This raised hopes that the economic recovery was gaining steam, which helped to drive yields on two-year Treasuries up by 40 basis points. These rising rates caused the Fund's share price to retreat slightly.

However, in subsequent months, economic indicators suggested sluggish growth. That, combined with worries over the intensification of the conflict in Iraq, caused a rally in short Treasuries that drove yields 20 basis points lower than where they started the period. More interesting was that corporate bonds and mortgage-backed securities rallied even more strongly than Treasuries, a development that had a positive impact on the Fund's performance.

Understanding spread assets
The Fund's investment strategy primarily involves investing in carefully selected "spread assets"--that is, corporate bonds, mortgage-backed securities, or agency bonds--which typically provide a higher level of income than Treasury securities. The difference between the yields these bonds pay and the lower Treasury yields is usually referred to as the "spread." When yield spreads are stable, the difference between the performance of spread assets and Treasuries is simply the difference in yield between the two types of assets.

There are also periods of time when yield spreads either widen or contract. When yield spreads grow wider, capital losses relative to Treasuries are produced. When they contract, capital gains relative to Treasuries are produced. The past six months appear to have been a period when most categories of spread assets experienced a general contraction in yield spread relative to Treasuries. This enhanced the performance of the Fund.

Positioning the Fund for prevailing conditions
In our effort to take full advantage of the benefits of contracting yield spreads, we reduced the Fund's position in Treasury securities and increased our allocation to corporate, mortgage-backed, and agency bonds. This was the primary driver of Fund performance for the period.

In the coming months, we will continue to monitor this trend among yield spreads and make adjustments to the Fund's portfolio as we deem appropriate. Careful monitoring of the health of the economy, as well as careful security analysis, will continue to play important roles in our investment process.

Thank you for your continued investment in the Strong Short-Term Bond Fund.

Thomas M. Price
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           1-year                                           4.12%

           5-year                                           4.20%

           10-year                                          5.18%

           Since Fund Inception
           (8-31-87)                                        6.64%

Advisor Class/1/,/2/
----------------------------------------------------------------

           1-year                                           3.91%

           5-year                                           3.92%

           10-year                                          4.89%

           Since Fund Inception
           (8-31-87)                                        6.35%

Institutional Class/1/,/3/
----------------------------------------------------------------

           1-year                                           4.45%

           5-year                                           4.53%

           10-year                                          5.34%

           Since Fund Inception
           (8-31-87)                                        6.75%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              3.52%

Advisor Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              3.32%

Institutional Class
----------------------------------------------------------------

           30-day
           annualized yield/4/                              3.99%

Average effective maturity/5/                          2.1 years

Average quality rating/6/                                     AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.04%. Otherwise, the current yield would have been 3.28%, and returns would have been lower.

/5/   The Fund's average effective maturity includes the effect of futures.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average is the average of all funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund
================================================================================

Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. government or its agencies. The Fund's average effective maturity will normally be between 3 and 15 years. To a limited extent, the Fund may also invest in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 10-29-86 to 4-30-03

                              [CHART APPEARS HERE]

                    The Strong         Lehman Brothers      Lipper General
                    Government          U.S. Aggregate      U.S. Government
                  Securities Fund        Bond Index*         Funds Index*

Oct 1986          $        10,000      $        10,000      $        10,000
Oct 1987          $        10,399      $        10,245      $        10,148
Oct 1988          $        11,510      $        11,420      $        11,163
Oct 1989          $        12,721      $        12,778      $        12,275
Oct 1990          $        13,652      $        13,585      $        12,886
Oct 1991          $        15,486      $        15,733      $        14,769
Oct 1992          $        17,339      $        17,280      $        16,052
Oct 1993          $        20,136      $        19,332      $        17,770
Oct 1994          $        19,262      $        18,622      $        16,758
Oct 1995          $        22,509      $        21,536      $        19,142
Oct 1996          $        23,544      $        22,795      $        19,965
Oct 1997          $        25,674      $        24,822      $        21,643
Oct 1998          $        27,997      $        27,140      $        23,545
Oct 1999          $        27,986      $        27,284      $        23,209
Oct 2000          $        29,941      $        29,276      $        24,809
Oct 2001          $        34,396      $        33,539      $        28,332
Oct 2002          $        36,795      $        35,513      $        29,831
Apr 2003          $        37,889      $        37,044      $        30,622

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted a positive total return during the six-month period ended April 30, 2003, reflecting the solid performance of high-quality bonds such as Treasuries, agency bonds, and mortgage-backed-securities.

Period started with a rate cut

In early November 2002, the Federal Reserve reduced the Federal Funds target rate by half a percentage point, down from 1.75% to 1.25%. This benchmark short-term rate remained at that level through the end of the period on April 30.

This reduction and subsequent stability in short-term interest rates contributed to the performance of shorter-maturity, fixed-income securities within the Fund. Sectors offering a yield advantage over Treasuries, such as mortgages, agencies, and corporate bonds, outperformed as investors sought these investments for their greater levels of income.

Although the economy showed signs of continued growth, the pace of recovery was disappointing to many. Capital spending remained sluggish, and market participants debated whether this was due to the war with Iraq or more fundamental economic weakness.

As investors sought safer alternatives, bonds benefited from the weakness in the equity markets that prevailed over much of the period. The equity markets improved notably in April, but this did not trigger a sell-off in the fixed-income market.

Contributors to the Fund's performance
Several factors had positive impact on the Fund's absolute and relative returns. First, during this period, the Fund generally continued to be overweighted, relative to its benchmark, in mortgage-backed securities and agency debentures. Both of these sectors outperformed Treasuries, as investors sought incremental yield in high-quality sectors, and interest rate volatility was generally muted.

Also, overall we kept a modest overweighting in shorter-maturity bonds--that is, those maturing in five years or less. These issues generally outperformed longer-maturity bonds over the period. In addition, our allocations to specific securities among Treasury Inflation-Protected Securities (TIPS) and higher-coupon mortgages had positive impact on performance.

As we manage the Fund in the coming months, we will continue to carefully monitor the pace of economic recovery, as well as interest-rate trends and other possible factors influencing the fixed-income markets.

We appreciate your continued investment and confidence in the Strong Government Securities Fund.

Thomas A. Sontag
Portfolio Co-Manager

Ashok Bhatia
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           1-year                                          10.39%

           5-year                                           7.36%

           10-year                                          7.18%

           Since Fund Inception
           (10-29-86)                                       8.41%

Advisor Class/1/,/2/
----------------------------------------------------------------

           1-year                                          10.09%

           5-year                                           7.06%

           10-year                                          6.88%

           Since Fund Inception
           (10-29-86)                                       8.09%

Institutional Class/1/,/3/
----------------------------------------------------------------

           1-year                                          10.80%

           5-year                                           7.72%

           10-year                                          7.36%

           Since Fund Inception
           (10-29-86)                                       8.52%

Class C/1/,/4/
----------------------------------------------------------------

           1-year                                           8.25%

           5-year                                           6.23%

           10-year                                          6.05%

           Since Fund Inception
           (10-29-86)                                       7.25%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/5/                              2.50%

Advisor Class
----------------------------------------------------------------

           30-day
           annualized yield/5/                              2.44%

Institutional Class
----------------------------------------------------------------

           30-day
           annualized yield/5/                              3.11%

Class C
----------------------------------------------------------------

           30-day
           annualized yield/5/                              1.61%

Average effective maturity/6/                          4.5 years

Average quality rating/7/                                    AAA

Fund shares are neither insured nor guaranteed by the U.S. government.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/5/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/6/ The Fund's average effective maturity includes the effect of futures, options, swaps, and when-issued securities.

/7/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is the average of the 30 largest funds in the Lipper General U.S. Government Funds Category. These funds invest primarily in U.S. Government and agency issues. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds of corporate issuers. Lower-quality bonds are those rated in the fifth-highest category (e.g., bonds rated BB through C by S&P). Under normal conditions, the Fund intends to invest 80% of its net assets in debt obligations rated B- or above by S&P or another nationally recognized statistical rating organization. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 4-30-03

                              [CHART APPEARS HERE]

                    The Strong         Short-Term High        Lipper High       Short-Term High
                  Short-Term High      Yield Bond Index      Current Yield        Yield Bond
                  Yield Bond Fund            III*            Funds Index*          Index II*
Jun 1997          $        10,000      $         10,000      $      10,000      $        10,000
Dec 1997          $        10,777      $         10,496      $      10,699      $        10,502
Jun 1998          $        11,324      $         10,912      $      11,211      $        10,933
Dec 1998          $        11,680      $         11,018      $      10,691      $        10,993
Jun 1999          $        12,074      $         11,324      $      11,104      $        11,347
Dec 1999          $        12,301      $         11,502      $      11,202      $        11,568
Jun 2000          $        12,572      $         11,501      $      10,988      $        11,599
Dec 2000          $        12,919      $         11,431      $      10,115      $        11,440
Jun 2001          $        13,165      $         12,587      $      10,128      $        12,592
Dec 2001          $        12,865      $         12,785      $      10,009      $        12,714
Jun 2002          $        12,479      $         12,340      $       9,488      $        12,338
Dec 2002          $        12,849      $         12,737      $       9,768      $        12,780
Apr 2003          $        13,439      $         13,727      $      10,880      $        13,880

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index III, the Short-Term High Yield Bond Index II, and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. We are replacing the Short-Term High Yield Bond Index II with the Short-Term High Yield Bond Index III, as we believe that the Short-Term High Yield Bond Index III more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period with positive returns for each month. Our strategy to offer a lower degree of share-price fluctuation than other high-yield funds contributed to the Fund lagging its benchmark index and its peers. This relative level of performance can generally be expected in a very strong environment for high-yield bonds.

Positive factors for high-yield bonds
The high-yield market started the period priced cheaply relative to Treasuries. Early in the period, however, several events combined to spark a rally among high-yield securities. Republican victories in the mid-term elections were viewed favorably based on the belief that they would make it easier to enact pro-business legislation. The day after the elections, the Federal Reserve cut its benchmark Fed Funds rate from 1.75% to 1.25%.

In addition, several asset sales validated investors' belief that many out-of-favor bonds had asset values comfortably higher than the trading levels. As the high-yield market improved, investors began to invest more money in the sector, with the pace accelerating in 2003. Currently, cash inflows are at their strongest levels in the past ten years.

On the fundamental side, many companies have taken positive steps to improve the condition of their balance sheets. By engaging in cost-cutting, reducing capital expenditures, and selling assets, several companies have been able to generate greater free cash flows and improve their debt levels. In addition, the high-yield market's improved tone has allowed several companies to issue new, longer-term debt to refinance short-term borrowing and improve their liquidity. Overall, improved fundamentals have brought the default rate on high-yield debt (as measured by Moody's

Investors Service) to its lowest level in three years.

Companies have used the reduction in yields to refinance their higher-coupon, callable bonds. Several such issues that were held by the Fund were called at premium prices, with positive impact on the Fund's performance.

Applying our strategy in an improving market
The Fund's focus is on short-maturity bonds or high-coupon, callable bonds. Typically, we purchase these securities with the goal of capturing their attractive yields. But given the strength of the high-yield market in recent months, many of these securities have also experienced capital appreciation. This has generally occurred when the companies issuing debt have sought to lock in lower, attractive interest rates for longer periods--a decision very much like the one a homeowner makes when he or she decides to refinance a mortgage. The difference is that, in the case of high-yield securities, a company is usually forced to pay a penalty (in the form of a premium price) in order to complete the refinancing. The holders of the existing bond benefit from this premium.

During the period, we worked to improve the portfolio's overall credit quality in an effort to reduce downside price risk. As cash came into the portfolio, either due to new investments from shareholders or from the redemptions of existing holdings, we sought to use the money to purchase higher-quality bonds.

The portfolio also benefited from credit upgrades during the period. Two of our holdings, Lennar and International Game Technology, were upgraded to investment-grade ratings by Moody's. This had a positive impact on the value of these bonds.

We will continue to base investment decisions for this Fund on individual bond analysis. When analyzing credit, we focus on the issuing company's strategy, position within its industry, quality of management, and financial strength. Given the short-term nature of the bonds we consider, we pay particular attention to the liquidity of the issuer. To this end, we scrutinize a company's cash balances, availability and covenants on bank lines of credit, and amortization schedules for debt. We also look at where the company's longer-term debt trades to determine the likelihood of the issuer refinancing its shorter-term debt.

Thank you for placing your confidence in the Strong Short-Term High Yield Bond Fund.

Thomas M. Price
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           1-year                                           5.23%

           3-year                                           2.76%

           5-year                                           3.77%

           Since Fund Inception
           (6-30-97)                                        5.20%

Advisor Class/1/, /2/
----------------------------------------------------------------

           1-year                                           5.14%

           3-year                                           2.54%

           5-year                                           3.51%

           Since Fund Inception
           (6-30-97)                                        4.92%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/3/                              4.08%

Advisor Class
----------------------------------------------------------------

           30-day
           annualized yield/3/                              3.91%

Average effective maturity                             1.6 years

Average quality rating/4/                                     BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 3.88%, and returns would have been lower.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Short-Term High Yield Bond Index III is a blend of 70% Merrill Lynch High Yield U.S. Corporates, Cash-Pay, BB-Rated, 1-5 Years Index, and 30% Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index, and the Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source of the Short-Term High Yield Bond Index III and the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

Strong Corporate Income Fund
================================================================================

Your Fund's Approach

The Strong Corporate Income Fund seeks total return by investing for a high level of current income. The Fund invests, under normal conditions, 100% of its net assets in investment-grade securities (e.g., securities rated AAA to BBB by S&P) and other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. government and its agencies securities) of which at least 80% will be in corporate securities. The Fund's average effective maturity will normally be between 2 and 12 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 10-31-02 to 4-30-03

                              [CHART APPEARS HERE]

                    The Strong         Lehman Brothers        Lipper Corporate
                     Corporate        Intermediate U.S.         Debt Funds A
                    Income Fund       Credit Bond Index*        Rated Index*

Oct 2002            $    10,000       $           10,000      $         10,000
Nov 2002            $     9,862       $           10,083      $         10,036
Dec 2002            $    10,141       $           10,346      $         10,254
Jan 2003            $    10,149       $           10,374      $         10,276
Feb 2003            $    10,355       $           10,557      $         10,425
Mar 2003            $    10,369       $           10,579      $         10,418
Apr 2003            $    10,484       $           10,725      $         10,534

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Intermediate U.S. Credit Bond Index and the Lipper Corporate Debt Funds A Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund benefited from the strong relative performance of corporate bonds over the six-month period ended April 30, 2003. Treasury yields fluctuated in a relatively narrow range over the period, with the yield on five-year Treasuries ending the period almost exactly where it began, despite a surprise 0.50% rate reduction from the Federal Reserve Open Market Committee in early November.

A generally favorable corporate bond market
While the Fund declined in November, it rallied strongly at the end of 2002. The Fund continued to perform well early in 2003, particularly in the weeks of uncertainty leading up to the conflict in Iraq, when it was carried along by a generally strong tone in the fixed-income markets.

When it appeared that U.S. military action was imminent, the bond market rally tapered off, and the Fund saw some degree of NAV erosion. As the period came to a close, however, the Fund benefited from a renewed surge in corporate bond prices.

While the Federal Reserve's embrace of an easier monetary policy seemed to have little enduring impact on the

Treasury market, it added momentum to the nascent rally in corporate bonds that began shortly before the beginning of the period. The improvement in the corporate bond market can be attributed to several factors beyond the Federal Reserve's actions. These include:

.. The election of Republican majorities in both the U.S. Senate and the House of Representatives. Single-party control of the two houses of Congress and the executive branch was viewed as positive for the economy, in that tax cuts and other fiscal stimulus measures appeared more likely to become law.

.. Improved corporate profits. Better business results helped allay investors' worst fears of credit deterioration.

.. Debt reduction. Some highly leveraged companies paid down outstanding debt or issued new equity, improving their balance sheets.

Improvement among corporate bonds was generally most pronounced in those sectors that had been weakest in the prior year. Among these were the telecommunications, media and cable, and auto manufacturer sectors.

Bond selection drove performance
Balance sheet repair was a dominant theme over the past six months, and holders of corporate debt were among the prime beneficiaries. Because this Fund focuses on investment-grade corporate bonds, it was well-positioned to take advantage of the improving corporate credit.

The Fund's performance derived mainly from our allocation to specific industries and from our selection of individual securities. Our positioning with respect to interest rates and bond maturity played a secondary role.

The Fund's relatively conservative credit posture--the result of its emphasis on investment-grade debt--limited the Fund's participation in the initial weeks of this past autumn's corporate bond rally. For example, the fund's underweighting in troubled auto and utility issues meant giving up some yield in order to help keep volatility in check. As conditions in the corporate debt market improved, however, we increased the Fund's holdings in these industries as well as in the telecom and media sectors. Wireless communication, which had been extremely hard-hit during 2001 and 2002, bounced back sharply in the first few months of 2003, with several Fund holdings in this area benefiting.

Other factors that caused individual holdings to appreciate and contribute positively to the Fund's performance included high-profile acquisitions and improved operating results.

In the coming months, we will continue to carefully monitor the progress of the economic recovery as well as interest-rate trends as we manage the Fund's portfolio. We thank you for your investment in the Strong Corporate Income Fund.

Jay N. Mueller
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Total Return
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           Since Fund Inception
           (10-31-02)                                       4.84%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/2/                              3.68%

Average effective maturity                             5.2 years

Average quality rating/3/                                      A

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. The administrator has temporarily absorbed expenses of 1.36%. Otherwise, the current yield would have been 2.32%, and returns would have been lower.

/3/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Intermediate U.S. Credit Bond Index consists of bonds in the intermediate maturity range of the Lehman Brothers U.S. Credit Index. This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Corporate Debt Funds A Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds A Rated Category. These funds invest primarily in corporate debt issues rated "A" or better or government issues. Source of the Lehman index data is Standard and Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Income Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Income Fund seeks total return by investing for a high level of current income. The Fund invests, under normal conditions, 100% of its net assets in investment-grade securities (e.g., securities rated AAA to BBB by S&P) and other investment-grade obligations (including investment-grade corporate, mortgage- and asset-backed, and U.S. government and its agencies bonds). The Fund's average effective maturity will normally be three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield) and may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 10-31-02 to 4-30-03

                              [CHART APPEARS HERE]

                                       Lehman Brothers
                    The Strong          U.S. 1-3 Year          Lipper Short
                    Short-term        Government/Credit      Investment Grade
                    Income Fund          Bond Index*         Debt Funds Index*

Oct 2002            $    10,000       $          10,000      $          10,000
Nov 2002            $     9,963       $          10,000      $          10,004
Dec 2002            $    10,098       $          10,108      $          10,104
Jan 2003            $    10,128       $          10,120      $          10,120
Feb 2003            $    10,220       $          10,176      $          10,181
Mar 2003            $    10,240       $          10,198      $          10,196
Apr 2003            $    10,314       $          10,237      $          10,240

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund's performance was quite strong for the first six months of its existence. The Fund's share price declined slightly early in the period, but it rallied for most of the remainder of the period, bolstered by a favorable interest rate environment.

Economic growth moved at a slow pace
The period began with the news that gross domestic product in the U.S. had grown at a fairly strong pace in the third quarter of 2002. This news suggested that the economic recovery was gaining strength; unfortunately, subsequent economic reports did not back up this interpretation.

These disappointing economic reports, along with growing concern about the economic impact of the war in Iraq, led short-term interest rates to fall for most of the six-month period. As short-term Treasury rates declined, investors began to look for investment alternatives that offered higher levels of income in exchange for increased levels of risk. This caused prices of corporate bonds and mortgage-backed securities to increase in price to an even greater degree than Treasury securities.

"Spread assets" benefited Fund performance
The Fund's investment strategy primarily entails owning investment-grade bonds that fall into the "spread assets" category--corporate bonds, mortgage-backed securities, and agency bonds. These bonds pay higher yields than Treasury securities, with the difference between these yields referred to as the "spread." When yield spreads are stable, the difference in performance between these bonds and Treasuries is simply the difference in their yields over the time period.

However, these spreads often either widen or contract. For holders of spread assets, these situations present the opportunity for loss (when spreads widen) or capital appreciation (when they contract). In the past six months, almost all categories of spread assets experienced a contraction in spread relative to Treasuries.

The Fund's performance benefited strongly from this trend, particularly because we sought to take full advantage of it by positioning the Fund almost entirely in "spread assets." The trend toward contracting yield spreads and our positioning for this trend were the primary drivers behind the Fund's performance over the six months.

In coming months, we will continue to monitor this trend among yield spreads and make adjustments to the portfolio as we deem appropriate. Our research involves careful monitoring of the state of the economy, as well as careful security analysis. Both will continue to play important roles in our investment process.

Thank you for your investment in the Strong Short-Term Income Fund. We appreciate the confidence you've placed in us.

Thomas M. Price
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager

Total Return
As of 4-30-03

Investor Class/1/
----------------------------------------------------------------

           Since Fund Inception
           (10-31-02)                                       3.14%

Portfolio Statistics
As of 4-30-03

Investor Class
----------------------------------------------------------------

           30-day
           annualized yield/2/                              3.34%

Average effective maturity/3/                          1.8 years

Average quality rating/4/                                     AA

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. The advisor and/or administrator has temporarily waived fees of 0.38% and absorbed expenses of 0.85%. Otherwise, the current yield would have been 2.11%, and returns would have been lower.

/3/   The Fund's average effective maturity includes the effect of futures.

/4/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity -- This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration -- Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG CORPORATE BOND FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 95.3%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (Defaulted Effective
  3/05/03)                                      $   6,700,000    $   1,641,500
AEP Texas Central Company Notes,
  5.50%, Due 2/15/13 (b)                            1,515,000        1,581,843
AOL Time Warner, Inc. Bonds,
  7.625%, Due 4/15/31                               5,110,000        5,656,009
AT&T Corporation Senior Notes,
  6.50%, Due 11/15/06                               3,790,000        4,067,985
AT&T Wireless Services, Inc. Senior Bonds:
  7.875%, Due 3/01/11                               6,040,000        6,971,181
  8.75%, Due 3/01/31                                5,540,000        6,923,338
Albertson's, Inc. Senior Debentures,
  7.45%, Due 8/01/29                                3,800,000        4,327,391
Altria Group, Inc. Notes, 6.95%, Due 6/01/06        2,200,000        2,251,841
Amerada Hess Corporation Bonds,
  7.125%, Due 3/15/33                               3,500,000        3,858,204
American Electric Power, Inc. Senior Notes,
  Series C, 5.375%, Due 3/15/10                     1,510,000        1,577,104
Anadarko Petroleum Corporation Notes:
  5.375%, Due 3/01/07                               2,500,000        2,700,230
  6.125%, Due 3/15/12                               8,200,000        9,116,875
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07                   7,208,000        7,841,612
Boeing Capital Corporation Senior Notes,
  5.40%, Due 11/30/09                               1,925,000        1,998,699
Boeing Company Bonds, 6.125%, Due 2/15/33           1,515,000        1,523,099
Boise Cascade Corporation Medium-Term
  Notes, Tranche #55, 7.315%, Due 6/15/09
  (Acquired 6/13/02; Cost $5,900,000) (b)(g)        5,900,000        6,232,046
British Sky Broadcasting Group PLC Yankee
  Notes, 6.875%, Due 2/23/09                        3,395,000        3,680,390
British Telecom PLC Yankee Bonds,
  8.625%, Due 12/15/30                              9,040,000       12,070,298
Burlington Northern Santa Fe Corporation
  Debentures, 8.125%, Due 4/15/20                   5,455,000        6,693,727
Burlington Resources Finance Company
  Guaranteed Yankee Bonds:
  7.20%, Due 8/15/31                                3,625,000        4,322,950
  7.40%, Due 12/01/31                               2,300,000        2,808,604
CILCORP, Inc. Senior Bonds:
  9.375%, Due 10/15/29                              4,500,000        6,067,539
  8.70%, Due 10/15/09                               3,500,000        4,285,113
CSX Corporation Notes, 6.30%, Due 3/15/12           6,000,000        6,631,566
CalEnergy, Inc. Senior Notes,
  7.63%, Due 10/15/07                               9,500,000       10,896,130
Canadian National Railways Yankee Notes,
  6.375%, Due 10/15/11                              4,000,000        4,528,552
Capital One Bank Medium-Term Senior
  Notes, Tranche #00113, 6.50%, Due 7/30/04         2,650,000        2,737,638
Capital One/Capital I Floating Rate
  Subordinated Capital Income Securities,
  2.86%, Due 2/01/27 (b)                            2,000,000        1,204,318
Cendant Corporation Notes:
  6.25%, Due 3/15/10                                2,265,000        2,403,142
  6.875%, Due 8/15/06                               2,050,000        2,243,389
Centerpoint Energy Resources Corporation
  Senior Notes, 7.875%, Due 4/01/13 (b)             2,720,000        3,134,800
Citizens Communications Company Senior
  Notes:
  7.625%, Due 8/15/08                               2,125,000        2,486,074
  9.00%, Due 8/15/31                                2,035,000        2,722,812
Clear Channel Communications, Inc. Notes,
  4.25%, Due 5/15/09                                1,505,000        1,513,895
Clear Channel Communications, Inc. Senior
  Notes, 8.00%, Due 11/01/08                        2,260,000        2,599,000
Columbus Southern Power Company Notes,
  5.50%, Due 3/01/13 (b)                            2,270,000        2,397,585
Comcast Cable Communications, Inc. Notes,
  6.20%, Due 11/15/08                               5,100,000        5,628,054
Comcast Corporation Senior Notes,
  6.50%, Due 1/15/15                                2,300,000        2,504,935
Constellation Energy Group, Inc. Notes,
  7.00%, Due 4/01/12                                2,330,000        2,688,843
Consumers Energy Company First Mortgage
  Notes, Series A, 4.25%, Due 4/15/08 (b)           1,505,000        1,531,545
Consumers Energy Company First Mortgage
  Notes, Series B, 5.375%, Due 4/15/13 (b)          1,395,000        1,430,849
Continental Airlines, Inc. Pass-Thru
  Certificates, Series 1998-2, Class 2B,
  6.465%, Due 10/15/04 (Acquired 4/15/98;
  Cost $1,050,536) (b) (g)                          1,050,536          387,549
Core Investment Grade Trust Pass-Thru
  Certificates, 4.727%, Due 11/30/07               11,325,000       11,776,641
Cox Communications, Inc. Notes:
  7.125%, Due 10/01/12                              5,350,000        6,257,991
  7.75%, Due 11/01/10                               1,100,000        1,322,923
Deutsche Telekom International Finance BV
  Yankee Notes:
  8.25%, Due 6/15/30                                2,150,000        2,666,292
  9.25%, Due 6/01/32                                2,750,000        3,732,938
Deutsche Telekom International Finance
  Notes, 8.25%, Due 6/15/05                         5,000,000        5,557,755
Devon Financing Corporation ULC
  Debentures, 7.875%, Due 9/30/31                   5,255,000        6,527,046
Devon Financing Corporation ULC Notes,
  6.875%, Due 9/30/11                               3,000,000        3,456,156
Walt Disney Company Medium-Term Notes,
  6.375%, Due 3/01/12                               4,670,000        5,117,353
Walt Disney Company Medium-Term Notes,
  Series B, 5.675%, Due 12/15/17                    3,905,000        4,037,048
Dominion Resources, Inc. Notes,
  6.25%, Due 6/30/12                                5,285,000        5,835,306
EOP Operating LP Notes,
  6.75%, Due 2/15/12                                6,055,000        6,788,491
ERP Operating LP Notes:
  6.625%, Due 3/15/12                               4,100,000        4,588,261
  6.95%, Due 3/02/11                                4,100,000        4,651,594
Energy East Corporation Notes,
  6.75%, Due 6/15/12                                2,975,000        3,309,479
Federated Department Stores Senior Notes,
  6.625%, Due 4/01/11                               2,800,000        3,104,811
Fidelity National Financial, Inc. Notes,
  7.30%, Due 8/15/11                                2,750,000        3,104,387
Ford Motor Company Debentures,
  6.375%, Due 2/01/29                               6,955,000        5,548,915
Ford Motor Company Global Landmark
  Securities, 7.45%, Due 7/16/31                    7,800,000        6,961,172
France Telecom SA Yankee Bonds,
  8.50%, 3/01/31                                    4,345,000        5,799,041

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG CORPORATE BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
France Telecom SA Yankee Notes,
  7.75%, Due 3/01/11                            $   6,995,000    $   8,569,491
General Mills, Inc. Notes,
  5.125%, Due 2/15/07                               4,000,000        4,311,860
GlobalSanteFe Corporation Yankee Notes,
  5.00%, Due 2/15/13 (b)                            1,515,000        1,523,381
HCA, Inc. Notes:
  6.25%, Due 2/15/13                                1,515,000        1,566,863
  7.125%, Due 6/01/06                               2,350,000        2,528,109
Health Care Property Investment, Inc. Senior
  Notes, 6.45%, Due 6/25/12                         4,000,000        4,171,088
IPALCO Enterprises, Inc. Notes,
  8.375%, Due 11/14/08                              4,705,000        5,116,688
IPALCO Enterprises, Inc. Senior Secured
  Notes, 8.625%, Due 11/14/11                         955,000        1,038,563
International Game Technology Senior
  Notes, 8.375%, Due 5/15/09                        1,820,000        2,174,587
International Paper Company Notes,
  6.75%, Due 9/01/11                                7,650,000        8,682,574
KN Capital Trust I Pass-Thru Securities,
  Series B, 8.56%, Due 4/15/27                      4,425,000        5,177,250
Kern River Funding Corporation Guaranteed
  Notes, 4.893%, Due 4/30/18 (b)                    2,260,000        2,257,152
Kerr-McGee Corporation Notes,
  6.875%, Due 9/15/11                               2,620,000        2,945,472
Kinder Morgan, Inc. Senior Notes,
  6.50%, Due 9/01/12                                9,175,000       10,236,795
Koninklijke KPN NV Yankee Notes,
  8.375%, Due 10/01/30                                960,000        1,218,628
Kraft Foods, Inc. Notes,
  5.625%, Due 11/01/11                              1,500,000        1,572,123
Kroger Company Notes,
  6.75%, Due 4/15/12                                6,820,000        7,612,123
Liberty Property LP Senior Notes,
  7.25%, Due 3/15/11                                5,085,000        5,816,991
Lockheed Martin Corporation Bonds,
  8.50%, Due 12/01/29                               6,150,000        8,276,473
M&T Bank Corporation, Floating Rate
  Subordinated Notes, 3.85%, Due 4/01/13            1,885,000        1,897,695
MBNA Corporation Senior Medium-Term
  Notes, Series F, 7.50%, Due 3/15/12               4,100,000        4,674,045
Meadwestvaco Corporation Notes,
  6.85%, Due 4/01/12                                3,900,000        4,417,713
Meritor Automotive, Inc. Notes,
  6.80%, Due 2/15/09                                3,040,000        3,055,200
Metlife, Inc. Debentures,
  3.911%, Due 5/15/05                               2,345,000        2,431,514
Morgan Stanley Tracers,
  6.799%, Due 6/15/12 (b)                          10,560,000       11,877,476
New Plan Excel Realty Trust, Inc. Senior
  Notes, 5.875%, Due 6/15/07                        4,100,000        4,338,165
News America Holdings, Inc. Debentures,
  8.25%, Due 8/10/18                                4,000,000        4,944,792
News America Holdings, Inc. Senior
  Debentures:
  7.70%, Due 10/30/25                               2,800,000        3,172,691
  9.25%, Due 2/01/13                                3,682,000        4,710,747
News America, Inc. Guaranteed Senior
  Debentures, 7.625%, Due 11/30/28                    325,000          372,278
Niagara Mohawk Power Corporation Senior
  Notes:
  5.375%, Due 10/01/04                              6,350,000        6,619,659
  7.625%, Due 10/01/05                                892,195          994,282
NiSource Finance Corporation Senior Notes,
  6.15%, Due 3/01/13                                2,635,000        2,859,766
Norfolk Southern Corporation Notes,
  7.80%, Due 5/15/27                                4,000,000        4,918,564
Norfolk Southern Corporation Senior Notes,
  6.75%, Due 2/15/11                                3,000,000        3,432,207
Northern States Power Company, First
  Mortgage Bonds, Series B,
  8.00%, Due 8/28/12                                2,145,000        2,658,112
Northrop Grumman Corporation
  Debentures, 7.75%, Due 3/01/16                    4,345,000        5,292,314
Occidental Petroleum Corporation
  Debentures, 9.25%, Due 8/01/19                    2,495,000        3,291,793
Ohio Edison Senior Notes:
  4.00%, Due 5/01/08 (b)                            1,400,000        1,417,275
  5.45%, Due 5/01/15 (b)                            1,505,000        1,541,489
Oncor Electric Delivery Company Senior
  Secured Notes, 7.25%, Due 1/15/33 (b)             3,825,000        4,486,434
Park Place Entertainment Corporation
  Senior Notes, 7.00%, Due 7/15/04                  2,850,000        2,899,410
Parker & Parsley Petroleum Company Senior
  Notes, 8.25%, Due 8/15/07                         3,495,000        3,980,805
Pemex Project Funding Master Trust Bonds:
  8.625%, Due 2/01/22                               4,000,000        4,450,000
  8.625%, Due 2/01/22 (b)                           1,510,000        1,679,875
Pemex Project Funding Master Trust
  Medium-Term Notes,
  6.125%, Due 8/15/08 (b)                           2,280,000        2,416,800
Pemex Project Funding Master Trust Notes,
  7.375%, Due 12/15/14                              3,400,000        3,697,500
Petroleos Mexicanos Guaranteed Notes,
  8.85%, Due 9/15/07                                4,385,000        5,141,413
Phelps Dodge Corporation Notes,
  8.75%, Due 6/01/11                                2,400,000        2,713,121
Progress Energy, Inc. Senior Notes,
  7.75%, Due 3/01/31                                2,220,000        2,718,434
Raytheon Company Debentures,
  7.20%, Due 8/15/27                                4,437,000        5,078,284
Raytheon Company Notes:
  5.375%, Due 4/01/13                               3,020,000        3,099,136
  6.30%, Due 3/15/05                                4,625,000        4,955,831
Reliant Energy Resources Corporation
  Notes, 7.75%, Due 2/15/11                         2,190,000        2,447,325
Safeway, Inc. Notes, 4.80%, Due 7/16/07             2,000,000        2,068,858
Safeway, Inc. Senior Notes,
  5.80%, Due 8/15/12                                1,350,000        1,425,682
Sears Roebuck Acceptance Corporation
  Bonds, 7.00%, Due 6/01/32                         1,670,000        1,710,893
Sears Roebuck Acceptance Corporation
  Senior Notes, 6.70%, Due 4/15/12                  1,510,000        1,599,111
Simon Property Group LP Notes,
  6.35%, Due 8/28/12                                2,645,000        2,859,258
Sovereign Bancorp Senior Notes,
  10.50%, Due 11/15/06                              4,045,000        4,914,675
Sprint Capital Corporation Guaranteed
  Senior Notes, 6.875%, Due 11/15/28                3,680,000        3,422,400
Sprint Capital Corporation Notes:
  6.00%, Due 1/15/07                                2,240,000        2,296,000
  6.125%, Due 11/15/08                              1,630,000        1,670,750
  6.375%, Due 5/01/09                              13,400,000       13,735,000
TXU Energy Company Notes,
  7.00%, Due 3/15/13 (b)                            2,225,000        2,462,292
Tele-Communications, Inc. Debentures
  7.875%, Due 8/01/13                               8,600,000       10,082,167

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Tele-Communications, Inc. Senior Notes,
  7.25%, Due 8/01/05                            $   6,085,000    $   6,564,717
Telecomunicaciones De Puerto Rico, Inc.
  Senior Notes, 6.80%, Due 5/15/09                  2,645,000        2,895,706
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                       1,510,000        1,804,450
Telus Corporation Yankee Notes,
  8.00%, Due 6/01/11                                5,665,000        6,327,097
Tenet Healthcare Corporation Senior Notes:
  6.375%, Due 12/01/11                              3,875,000        3,700,625
  7.375%, Due 2/01/13                               2,270,000        2,252,975
Texas Eastern Transmission Corporation
  Senior Bonds, 7.00%, Due 7/15/32                  8,600,000        9,641,838
Time Warner Entertainment Company LP
  Senior Notes:
  10.15%, Due 5/01/12                               5,015,000        6,681,881
  8.875%, Due 10/01/12                              3,850,000        4,856,209
Time Warner, Inc. Debentures,
  6.625%, Due 5/15/29                               3,130,000        3,101,936
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                9,700,000       10,505,498
Tricon Global Restaurants, Inc. Senior
  Notes:
  7.45%, Due 5/15/05                                4,400,000        4,752,000
  7.65%, Due 5/15/08                                1,055,000        1,165,775
Tritel PCS, Inc. Senior Subordinated Notes,
  10.375%, Due 1/15/11                              1,510,000        1,812,000
Tyson Foods, Inc. Notes:
  6.625%, Due 10/01/04                              3,200,000        3,343,014
  7.25%, Due 10/01/06                               3,305,000        3,593,391
  8.25%, Due 10/01/11                               1,510,000        1,754,259
UST, Inc. Senior Notes, 6.625%, Due 7/15/12         3,340,000        3,781,909
Union Pacific Corporation Notes,
  6.50%, Due 4/15/12                                3,950,000        4,488,780
Union Pacific Notes, 5.75%, Due 10/15/07            2,830,000        3,093,431
United Mexican States Medium-Term Yankee
  Bonds, Series A, 8.30%, Due 8/15/31               4,000,000        4,536,000
United Mexican States Yankee Notes,
  7.50%, Due 1/14/12                               15,825,000       17,886,206
Univision Communications, Inc. Guaranteed
  Notes, 7.85%, Due 7/15/11                         6,335,000        7,357,912
Valero Energy Corporation Notes,
  7.375%, Due 3/15/06                               3,835,000        4,101,049
Verizon New York, Inc. Debentures, Series A,
  6.875%, Due 4/01/12                               1,650,000        1,904,966
WMX Technologies, Inc. Bonds,
  7.10%, Due 8/01/26                                3,220,000        3,604,706
WPD Holdings UK Notes,
  7.35%, Due 12/15/28 (Acquired 5/31/02;
  Cost $4,216,860) (b) (g)                          4,750,000        4,347,580
Washington Mutual Capital Bonds,
  8.375%, Due 6/01/27                               2,605,000        2,979,370
Waste Management, Inc. Senior Notes,
  6.50%, Due 11/15/08                               2,010,000        2,254,195
Weyerhaeuser Company Notes:
  5.95%, Due 11/01/08                               6,340,000        6,935,003
  6.125%, Due 3/15/07                               1,800,000        1,959,068
XCEL Energy, Inc. Senior Notes,
  7.00%, Due 12/01/10                               3,205,000        3,541,525
XTO Energy, Inc. Senior Notes,
  6.25%, Due 4/15/13 (b)                            2,270,000        2,377,825
Zions Bancorp Subordinated Notes, 6.50%,
  Due 10/15/11                                      4,925,000        5,173,703
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $635,703,335)                          684,813,895
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.1%
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Zero %, Due 7/25/10 (Acquired 5/02/95;
  Cost $98,752) (b) (g)                               146,299          145,339
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1997-A, Class B3, 7.3887%,
  Due 10/01/25 (Acquired 7/09/97;
  Cost $682,378) (b) (g)                              764,252          764,491
Small Business Administration Guaranteed
  Loan Pool #40013, Interest Only Strips,
  2.419%, Due 9/30/17 (Acquired 8/19/92;
  Cost $145,278) (b) (g)                            1,117,637           27,941
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $1,400,188)                            937,771
------------------------------------------------------------------------------
United States Government &
  Agency Issues 1.7%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                   8,936           10,842
  14.75%, Due 3/01/10                                   3,328            4,019
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, 13.50%, Due 4/01/11                    13,845           16,444
GNMA Guaranteed Pass-Thru Certificates,
  15.00%, Due 2/15/12 thru 8/15/12                     30,860           38,302
United States Treasury Bonds,
  5.375%, Due 2/15/31                               1,690,000        1,844,610
United States Treasury Notes:
  3.00%, Due 2/15/08                                1,025,000        1,035,892
  3.875%, Due 2/15/13                               6,640,000        6,650,896
  6.00%, Due 8/15/09                                1,695,000        1,962,625
  6.50%, Due 8/15/05                                  480,000          532,763
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $11,999,823)                                  12,096,393
------------------------------------------------------------------------------
Preferred Stocks 0.8%
Centaur Funding Corporation 9.08%
  Series B (b)                                          4,800        5,611,488
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,828,416)                             5,611,488
------------------------------------------------------------------------------
Short-Term Investments (a) 6.3%
Collateral Received For Securities Lending
  4.2%
Deutsche Daily Assets Fund -
  Institutional Class                              30,603,497       30,603,497

Repurchase Agreements 2.0%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase Proceeds
  $12,500,465); Collateralized by: United
  States Government & Agency Issues (d)         $  12,500,000       12,500,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase Proceeds
  $1,648,946); Collateralized by: United
  States Government & Agency Issues (d)             1,648,900        1,648,900
                                                                 -------------
                                                                    14,148,900

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG CORPORATE BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
United States Government Issues 0.1%
United States Treasury Bills,
  Due 6/05/03 thru 7/17/03 (c)                  $     900,000    $     898,460
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $45,650,796)                     45,650,857
------------------------------------------------------------------------------
Total Investments in Securities (Cost $699,582,558)                749,110,404
  104.1%
Other Assets and Liabilities, Net                                  (29,829,115)
  (4.1%)
------------------------------------------------------------------------------
Net Assets 100.0%                                                $ 719,281,289
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                   Expiration    Face Amount    Appreciation/
                                      Date        at Value       Depreciation
------------------------------------------------------------------------------
Purchased:
580 Five-Year U.S. Treasury Notes    6/03       $  65,975,000    $     451,528
25 Two-Year U.S. Treasury Notes      6/03           5,397,656           31,925

Sold:
671 Ten-Year U.S. Treasury Notes     6/03         (77,248,875)        (197,430)
112 U.S. Treasury Bonds              6/03         (12,771,500)         (81,070)

                           STRONG HIGH-YIELD BOND FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 91.2%
@Entertainment, Inc. Senior Discount
  Notes, Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03) (Defaulted
  Effective 3/05/03)                            $  17,350,000    $   4,424,250
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (Defaulted
  Effective 3/05/03)                                4,700,000        1,151,500
AMC Entertainment, Inc. Senior
  Subordinated Notes, 9.875%, Due 2/01/12           6,000,000        6,330,000
ANR Pipeline Company Senior Notes,
  8.875%, Due 3/15/10 (b)                           1,770,000        1,964,700
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 14.00%, Due 12/15/06
  (Acquired 1/11/02-12/15/02;
  Cost $3,378,744) (b) (g)                          3,378,745        2,787,465
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount
  Notes, 13.50%, Due 3/01/10 (Rate Reset
  Effective 3/01/03) (Defaulted
  Effective 9/21/01) (g)                           13,915,000          139,150
Alliance Gaming Corporation Senior
  Subordinated Notes, Series B,
  10.00%, Due 8/01/07                               6,010,000        6,310,500
Allied Waste North America, Inc. Senior
  Notes:
  7.875%, Due 4/15/13                               5,270,000        5,507,150
  8.875%, Due 4/01/08                               6,925,000        7,513,625
Altria Group, Inc. Notes, 7.65%, Due 7/01/08        1,960,000        2,079,011
American Seafood Group LLC Senior
  Subordinated Notes, 10.125%, Due 4/15/10          2,765,000        2,986,200
American Tower Escrow Corporation Senior
  Subordinated Notes,
  12.25%, Due 8/01/08 (b)                           2,945,000        1,855,350
Anchor Glass Container Corporation Senior
  Secured Notes, 11.00%, Due 2/15/13 (b)            5,085,000        5,415,525
Avista Corporation Senior Notes,
  9.75%, Due 6/01/08                                2,125,000        2,369,375
BRL Universal Equipment LP/BRL Universal
  Equipment Corporation Senior Secured
  Notes, 8.875%, Due 2/15/08                        3,500,000        3,815,000
BWAY Corporation Senior Subordinated
  Notes, 10.00%, Due 10/15/10 (b)                   3,285,000        3,432,825
Boyd Gaming Corporation Senior
  Subordinated Notes, 8.75%, Due 4/15/12            2,255,000        2,441,037
Buffets, Inc. Senior Subordinated Notes,
  11.25%, Due 7/15/10                               3,940,000        3,880,900
Burns Philp Capital Property, Ltd. Senior
  Subordinated Notes, 9.75%, Due 7/15/12 (b)        3,470,000        3,487,350
CP Ships, Ltd. Senior Yankee Notes,
  10.375%, Due 7/15/12                              2,515,000        2,735,063
CSC Holdings, Inc. Debentures,
  7.625%, Due 7/15/18                               4,610,000        4,805,925
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes,
  8.50%, Due 5/01/08                                3,970,000        2,947,725
William Carter Company Senior
  Subordinated Notes, Series B,
  10.875%, Due 8/15/11                              3,000,000        3,352,500
Centerpoint Energy Resources Corporation
  Senior Notes, 7.875%, Due 4/01/13 (b)             2,790,000        3,215,475
Central Garden & Pet Company Senior
  Subordinated Notes,
  9.125%, Due 2/01/13 (b)                           1,650,000        1,773,750
Charter Communications Holdings LLC/
  Charter Communications Holdings Capital
  Corporation Senior Discount Notes, Zero %,
  Due 4/01/11 (Rate Reset Effective 4/01/04)
  (Defaulted Effective 9/21/01)                     6,770,000        3,926,600
Chesapeake Energy Corporation Senior Notes:
  7.50%, Due 9/15/13 (b)                            3,705,000        3,955,087
  8.125%, Due 4/01/11                               2,375,000        2,576,875
Chumash Casino & Resort Enterprise Senior
  Notes, 9.00%, Due 7/15/10 (b)                     3,145,000        3,380,875
Clark Refining & Marketing, Inc. Senior
  Notes:
  8.375%, Due 11/15/07                              1,385,000        1,426,550
  8.625%, Due 8/15/08                               2,000,000        2,080,000
Coinmach Corporation Senior Notes,
  9.00%, Due 2/01/10                                2,630,000        2,814,100
Collins & Aikman Floorcoverings, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/15/10            2,135,000        2,164,356
Corrections Corporation of America Senior
  Notes, 9.875%, Due 5/01/09                        2,650,000        2,901,750
Crown Cork & Seal, Inc. Notes,
  8.375%, Due 1/15/05                               1,960,000        1,979,600
Crown European Holdings SA Second
  Priority Senior Secured Notes,
  9.50%, Due 3/01/11 (b)                            1,610,000        1,722,700
Crown European Holdings SA Third Priority
  Senior Secured Yankee Notes,
  10.875%, Due 3/01/13 (b)                          1,855,000        2,008,038
D.R. Horton, Inc. Senior Notes,
  6.875%, Due 5/01/13                               2,840,000        2,918,100
DirectTV Holdings LLC/DirecTV Financing,
  Inc. Senior Notes, 8.375%, Due 3/15/13 (b)        9,290,000       10,451,250
Doane Pet Care Company Senior
  Subordinated Notes, 9.75%, Due 5/15/07            3,559,000        3,398,845
Dole Foods Company Senior Notes:
  7.25%, Due 5/01/09                                3,955,000        4,301,062
  8.875%, Due 3/15/11 (b)                           1,375,000        1,502,187

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Echostar DBS Corporation Senior Notes,
  10.375%, Due 10/01/07                         $   4,315,000    $   4,854,375
Emmis Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/11
  (Rate Reset Effective 3/15/06)                    4,817,000        4,263,045
Equistar Chemical LP/Equistar Chemical
  Funding Corporation Senior Notes,
  10.125%, Due 9/01/08                              3,965,000        4,183,075
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10           1,660,000        1,626,800
Fresenius Medical Care Capital Trust II Units,
  7.875%, Due 2/01/08                               4,065,000        4,258,087
Gap, Inc. Notes, 10.55%, Due 12/15/08               1,650,000        1,975,875
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09 (Acquired 08/15/01-
  12/21/01; Cost $3,172,500) (Defaulted
  Effective 8/01/02) (b) (g)                        4,850,000           72,750
Georgia-Pacific Corporation Debentures,
  7.70%, Due 6/15/15                                2,940,000        2,660,700
Georgia-Pacific Corporation Senior Notes:
  8.125%, Due 5/15/11                               1,920,000        1,910,400
  8.875%, Due 2/01/10 (b)                           4,435,000        4,800,887
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount
  Notes, 10.75%, Due 1/15/09                        4,305,000        4,434,150
HMH Properties, Inc. Senior Secured Notes,
  Series B, 7.875%, Due 8/01/08                     2,630,000        2,669,450
John Q. Hammons Hotels LP/John Q.
  Hammons Hotels Finance Corporation III
  First Mortgage Notes, Series B,
  8.875%, Due 5/15/12                               2,750,000        2,860,000
Hanover Equipment Trust Senior Secured
  Notes, Series 2001B, 8.75%, Due 9/01/11           3,195,000        3,274,875
Hercules, Inc. Senior Notes,
  11.125%, Due 11/15/07                             2,130,000        2,417,550
Hollinger International Publishing, Inc.
  Senior Notes, 9.00%, Due 12/15/10 (b)             2,460,000        2,644,500
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                3,760,000        4,023,200
Hollywood Casino Shreveport/Shreveport
  Capital Corporation First Mortgage Notes,
  13.00%, Due 8/01/06 (b)                           2,430,000        1,846,800
Houghton Mifflin Company Notes,
  7.20%, Due 3/15/11                                1,055,000        1,125,609
Huntsman International LLC Senior Notes:
  9.875%, Due 3/01/09                               3,200,000        3,488,000
  9.875%, Due 3/01/09 (b)                           2,845,000        3,101,050
Insight Communications, Inc. Senior
  Discount Notes, Zero %, Due 2/15/11
  (Rate Reset Effective 2/15/06)                    7,305,000        5,789,213
Insight Health Services Corporation Senior
  Subordinated Notes, 9.875%, Due 11/01/11          3,365,000        3,179,925
Intrawest Corporation Senior Yankee Notes,
  10.50%, Due 2/01/10                               2,410,000        2,626,900
Iron Mountain, Inc. Senior Subordinated
  Notes, 8.625%, Due 4/01/13                          225,000          246,375
JohnsonDiversey, Inc. Senior Subordinated
  Notes, Series B, 9.625%, Due 5/15/12              3,070,000        3,400,025
Earle M Jorgensen Company Notes,
  9.75%, Due 6/01/12                                2,920,000        3,080,600
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                               2,790,000        3,348,000
L-3 Communications Corporation Senior
  Subordinated Notes, 7.625%, Due 6/20/12           4,220,000        4,673,650
LBI Media, Inc. Senior Subordinated Notes,
  10.125%, Due 7/15/12 (b)                          2,240,000        2,422,000
Lone Star Technologies, Inc. Senior
  Subordinated Notes, Series B,
  9.00%, Due 6/01/11                                2,880,000        2,995,200
Lyondell Chemical Company Senior Secured
  Notes, 9.50%, Due 12/15/08 (b)                    1,000,000        1,025,000
Lyondell Chemical Company Senior Secured
  Notes, Series A, 9.625%, Due 5/01/07              2,085,000        2,157,975
MDP Acquisitions PLC Senior Yankee Notes,
  9.625%, Due 10/01/12 (b)                          3,860,000        4,207,400
MJD Communications, Inc. Senior
  Subordinated Notes, 9.50%, Due 5/01/08            3,000,000        2,745,000
Mirant Americas Generation LLC Senior
  Notes, 8.50%, Due 10/01/21                        4,020,000        2,633,100
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10 (Acquired
  2/04/00-1/17/01; Cost $9,497,850)
  (Defaulted Effective 11/21/01) (b) (g)            9,745,000           97,450
National Wine & Spirits, Inc. Senior Notes,
  10.125%, Due 1/15/09                              2,100,000        1,921,500
Nextel Communications, Inc. Senior Notes
  9.375%, Due 11/15/09                              5,125,000        5,560,625
Northwest Pipeline Corporation Senor Notes,
  8.125%, Due 3/01/10 (b)                           1,770,000        1,938,150
Oregon Steel Mills, Inc. First Mortgage Notes,
  10.00%, Due 7/15/09                               4,050,000        3,867,750
Owens-Brockway Glass Container, Inc.
  Senior Secured Notes,
  7.75%, Due 5/15/11 (b) (e)                        3,785,000        3,926,937
Owens-Brockway Glass Container, Inc.
  Senior Notes, 8.25%, Due 5/15/13 (b) (e)          5,770,000        5,986,375
PCA LLC/PCA Finance Corporation Senior
  Notes, 11.875%, Due 8/01/09                       3,900,000        4,134,000
Pacific Gas & Electric Company Senior Notes,
  7.375%, Due 11/01/05 (b)                          5,500,000        5,665,000
Paxson Communications Corporation
  Senior Subordinated Discount Notes,
  Zero %, Due 1/15/09 (Rate Reset Effective
  1/15/06)                                          4,175,000        3,527,875
Peabody Energy Corporation Senior Notes,
  6.875%, Due 3/15/13 (b)                           5,555,000        5,804,975
Pegasus Media & Communications, Inc.
  Senior Subordinated Notes, Series B,
  12.50%, Due 7/01/05                                 960,000          963,600
Pegasus Satellite Communications, Inc.
  Senior Notes, 12.375%, Due 8/01/06                4,740,000        4,597,800
JC Penney Company, Inc. Medium-Term
  Notes, Tranche #5, 6.50%, Due 12/15/07            2,000,000        2,020,000
JC Penney Company, Inc. Notes,
  8.00%, Due 3/01/10                                2,000,000        2,135,000
Pennsylvania National Gaming, Inc. Senior
  Notes, 8.875%, Due 3/15/10                        3,950,000        4,157,375
Perry Ellis International, Inc. Senior
  Subordinated Notes, 12.25%, Due 4/01/06           3,500,000        3,723,125
Pinnacle Entertainment, Inc. Senior
  Subordinated Notes, Series B:
  9.25%, Due 2/15/07                                1,000,000          985,000
  9.50%, Due 8/01/07                                3,810,000        3,752,850
Plains All American Pipeline LP Senior
  Notes, 7.75%, Due 10/15/12                        2,430,000        2,660,850
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                 4,010,000        4,431,050

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG HIGH-YIELD BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
PRIMEDIA, Inc. Senior Notes:
  7.625%, Due 4/01/08                           $   2,000,000    $   2,040,000
  8.875%, Due 5/15/11                               2,550,000        2,741,250
Qwest Communications International, Inc.
  Senior Notes, Series B,
  7.50%, Due 11/01/08                               8,095,000        7,366,450
Qwest Corporation Notes,
  8.875%, Due 3/15/12 (b)                           3,495,000        3,844,500
Qwest Services Corporation Notes,
  13.50%, Due 12/15/10 (b)                          6,225,000        6,940,875
R H Donnelley Finance Corporation Senior
  Notes, 10.875%, Due 12/15/12 (b)                  1,505,000        1,749,562
RailAmerica Transportation Corporation
  Senior Subordinated Notes,
  12.875%, Due 8/15/10                              4,945,000        5,451,862
Rexnord Corporation Senior Subordinated
  Notes, 10.125%, Due 12/15/12 (b)                  2,110,000        2,278,800
Rite Aid Corporation Notes,
  8.125%, Due 5/01/10 (b)                           2,370,000        2,441,100
Samsonite Corporation Senior Subordinated
  Notes, 10.75%, Due 6/15/08                        3,725,000        3,538,750
Service Corporation International Notes:
  6.875%, Due 10/01/07                              1,500,000        1,492,500
  7.70%, Due 4/15/09                                1,625,000        1,665,625
Sierra Pacific Power Company General and
  Refunding Mortgage Notes, Series A,
  8.00%, Due 6/01/08                                3,000,000        3,015,000
Smurfit-Stone Container Corporation Senior
  Notes, 8.25%, Due 10/01/12                        3,160,000        3,452,300
Southern Natural Gas Company Senior Notes,
  8.875%, Due 3/15/10 (b)                           2,650,000        2,941,500
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09          2,380,000        2,528,750
Sprint Capital Corporation Notes,
  8.375%, Due 3/15/12                               3,020,000        3,374,850
Standard Pacific Corporation Senior Notes,
  9.25%, Due 4/15/12                                3,950,000        4,216,625
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                        1,650,000        1,843,875
TRW Automotive, Inc. Senior Notes,
  9.375%, Due 2/15/13 (b)                           3,705,000        4,066,238
TXU Energy Company Notes,
  7.00%, Due 3/15/13 (b)                            4,790,000        5,300,844
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                       2,722,000        3,252,790
Telus Corporation Yankee Notes,
  8.00%, Due 6/01/11                                3,850,000        4,299,969
Tenet Healthcare Corporation Senior Notes,
  7.375%, Due 2/01/13                               6,710,000        6,659,675
Town Sports International, Inc. Senior Notes,
  9.625%, Due 4/15/11 (b)                           9,475,000        9,996,125
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series F, 9.625%, Due 11/15/07             2,730,000        2,883,563
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08 (Acquired
  05/14/98-10/17/02; Cost $7,955,875)
  (Defaulted Effective 11/14/01) (b) (g)            8,150,000        5,348,438
Triton PCS, Inc. Senior Subordinated Notes,
  8.75%, Due 11/15/11                               3,955,000        3,697,925
Trump Casino Holdings LLC/Trump Casino
  Funding, Inc. First Priority Mortgage Notes,
  11.625%, Due 3/15/10 (b)                          3,800,000        3,657,500
Turning Stone Casino Resort Enterprise
  Senior Notes, 9.125%, Due 12/15/10 (b)            2,110,000        2,231,325
Tyco International Group SA Guaranteed
  Yankee Notes:
  6.125%, Due 1/15/09                               3,000,000        2,962,500
  6.75%, Due 2/15/11                                5,130,000        5,155,650
Tyco International Group SA Senior Yankee
  Notes, 6.375%, Due 10/15/11                       3,000,000        2,970,000
UCAR Finance, Inc. Guaranteed Senior
  Notes, 10.25%, Due 2/15/12                        2,900,000        2,726,000
United Industries Corporation Senior
  Subordinated Notes, Series B,
  9.875%, Due 4/01/09                               3,670,000        3,908,550
United Rentals North America, Inc. Senior
  Notes, 10.75%, Due 4/15/08 (b)                    2,940,000        3,189,900
Vertis, Inc. Senior Notes,
  10.875%, Due 6/15/09                              3,610,000        3,808,550
Vivendi Universal Senior Notes,
  9.25%, Due 4/15/10 (b)                            5,305,000        5,981,388
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings
  Corporation Senior Notes,
  10.375%, Due 11/15/09                             3,500,000        3,902,500
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09                               3,190,000        3,309,625
Westar Energy, Inc. First Mortgage Notes,
  7.875%, Due 5/01/07                               4,290,000        4,783,350
Westport Resources Corporation Guaranteed
  Notes, 8.25%, Due 11/01/11                        4,155,000        4,549,725
Williams Companies, Inc. Notes,
  7.125%, Due 9/01/11                               3,210,000        3,049,500
Williams Companies, Inc. Putable Asset Term
  Securities, Series A, 6.75%, Due 1/15/17
  (Remarketing Date 1/15/06)                        3,210,000        3,113,700
Wynn Las Vegas LLC / Wynn Las Vegas
  Capital Corporation Mortgage Notes,
  12.00%, Due 11/01/10                              2,420,000        2,631,750
Xerox Corporation Notes,
  6.25%, Due 11/15/26                               4,900,000        4,973,500
Yell Finance BV Senior Yankee Notes,
  10.75%, Due 8/01/11                               2,220,000        2,497,500
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $505,032,488)                          496,940,408
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.1%
Aircraft Lease Portfolio Securitization
  Pass-Thru Trust Certificates, Series 1996-1,
  Class D, 12.75%, Due 6/15/06 (Acquired
  6/18/96-5/02/97; Cost $4,305,238)
  (Defaulted Effective 10/15/01) (b) (g)            4,154,632           41,546
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1997-A, Class B3, 7.3887%,
  Due 10/01/25 (Acquired 7/09/97;
  Cost $444,537) (b) (g)                              497,875          498,031
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $4,657,929)                            539,577
------------------------------------------------------------------------------
Preferred Stocks 1.2%
CSC Holdings, Inc. 11.125% Series M                    38,700        4,053,825
Rural Cellular Corporation 11.375% Senior
  Exchangeable, Series B                                1,411          596,148
Rural Cellular Corporation 12.25% Junior
  Exchangeable (b)                                     12,367        2,009,637
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $14,312,537)                            6,659,610
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 02/07/97-
  05/07/98; Cost $603,030) (b)(f)(g)            $      17,325    $         173
------------------------------------------------------------------------------
Total Common Stocks (Cost $603,030)                                        173
------------------------------------------------------------------------------
Warrants 0.2%
American Tower Escrow Corporation, Expire
  8/01/08 (b)                                           2,945          222,348
Exide Technologies, Expire 3/18/06
  (Acquired 11/20/01; Cost $0)(b)(g)                   15,720                0
Jostens, Inc., Expire 5/01/10
  (Acquired 5/05/00-7/02/01;
  Cost $213,650) (b)(g)                                10,945          495,261
Sirius Satellite Radio, Inc., Expire
  5/15/09 (Acquired 5/13/99;
  Cost $105) (b) (g)                                   10,500              105
XM Satellite Radio, Inc., Expire
  3/15/10 (Acquired 3/10/00;
  Cost $350,000) (b) (g)                                2,500            1,500
------------------------------------------------------------------------------
Total Warrants (Cost $761,099)                                         719,214
------------------------------------------------------------------------------
Short-Term Investments (a) 7.8%
Corporate Bonds 2.3%
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.50%, Due 2/15/04             4,415,000        4,669,953
Pacific Gas & Electric Company First
  Mortgage Notes, 6.25%, Due 3/01/04 (b)              500,000          497,500
Williams Companies, Inc. Notes, 9.25%,
  Due 3/15/04                                       2,780,000        2,814,750
Xerox Corporation Medium-Term Notes,
  5.25%, Due 12/15/03                               4,410,000        4,476,150
Xerox Corporation Notes, 5.50%,
  Due 11/15/03                                        340,000          345,100
                                                                --------------
                                                                    12,803,453
Repurchase Agreements 5.5%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase Proceeds
  $27,601,027); Collateralized by: United
  States Government & Agency Issues (d)            27,600,000       27,600,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase Proceeds
  $2,104,058); Collateralized by: United
  States Government & Agency Issues (d)             2,104,000        2,104,000
                                                                --------------
                                                                    29,704,000
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $42,264,061)                     42,507,453
------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $567,631,144) 100.5%                                       547,366,435
Other Assets and Liabilities, Net (0.5%)                            (2,437,298)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $  544,929,137
==============================================================================

                           STRONG SHORT-TERM BOND FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 39.3%
ABN AMRO Bank NV Subordinated Notes,
  7.25%, Due 5/31/05                            $     565,000   $      623,916
AOL Time Warner, Inc. Notes,
  6.15%, Due 5/01/07                                9,400,000       10,142,590
Allied Waste North America, Inc. Senior
  Notes, Series B, 7.625%, Due 1/01/06              5,000,000        5,212,500
Altria Group, Inc. Senior Notes,
  7.20%, Due 2/01/07                                4,500,000        4,700,016
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                                5,885,000        6,396,065
Bank One Texas North America
  Subordinated Notes, Tranche #SB1, 6.25%,
  Due 2/15/08                                      12,500,000       14,098,112
Bausch & Lomb, Inc. Senior Notes,
  6.95%, Due 11/15/07                               2,300,000        2,388,408
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07                   3,327,000        3,619,457
Boeing Capital Corporation Senior Notes,
  7.10%, Due 9/27/05                                1,650,000        1,810,660
British Sky Broadcasting, Ltd. Yankee Notes,
  7.30%, Due 10/15/06                               4,250,000        4,594,216
Burlington Northern Santa Fe Corporation
  Notes, 6.375%, Due 12/15/05                       2,985,000        3,303,592
Citizens Communications Company Senior
  Notes, 8.50%, Due 5/15/06                         5,000,000        5,797,300
Clear Channel Communications, Inc. Senior
  Notes, 4.625%, Due 1/15/08                        5,685,000        5,862,906
Consumers Energy Company Senior Notes,
  6.25%, Due 9/15/06                                2,700,000        2,970,000
Cox Communications, Inc. Notes,
  7.75%, Due 8/15/06                                3,230,000        3,678,757
Credit Suisse First Boston USA, Inc. Notes,
  4.625%, Due 1/15/08                               3,500,000        3,673,187
Crompton Corporation Senior Notes,
  8.50%, Due 3/15/05                                2,750,000        2,928,750
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06
  (Acquired 10/16/96;
  Cost $2,178,710) (b) (g)                          2,185,442        2,377,026
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust
  Certificates, Series 1996-403, 7.20%,
  Due 1/10/07 (Acquired 12/18/96;
  Cost $2,247,764) (b) (g)                          2,249,248        2,448,957
DaimlerChrysler North America Holding
  Corporation Notes, 4.75%, Due 1/15/08             9,500,000        9,824,302
Dominion Resources, Inc. Senior Notes,
  Series B, 7.625%, Due 7/15/05                     5,285,000        5,873,992
European Investment Bank Yankee Notes,
  3.00%, Due 6/16/08                                4,990,000        4,975,609
Ford Motor Credit Company Notes:
  6.50%, Due 1/25/07                                5,500,000        5,626,671
  7.60%, Due 8/01/05                                2,650,000        2,779,434
Fort James Corporation Senior Notes,
  6.625%, Due 9/15/04                               2,000,000        2,050,000
France Telecom Variable Rate Yankee Notes,
  8.70%, Due 3/01/06                                4,750,000        5,398,565
General Electric Capital Corporation Notes,
  3.50%, Due 5/01/08                               15,000,000       15,085,350
General Mills, Inc. Notes,
  3.875%, Due 11/30/07                              4,700,000        4,784,671
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                        10,000,000       10,551,370
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 7.875%, Due 12/15/05          3,250,000        3,510,000
HCA, Inc. Medium-Term Notes, Tranche #13,
  6.73%, Due 7/15/45                                2,250,000        2,260,912
HCA, Inc. Notes, 7.125%, Due 6/01/06                6,000,000        6,454,746

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG SHORT-TERM BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Health Care Property Investment, Inc. Notes,
  6.875%, Due 6/08/15 (Remarketing
  Date 6/08/05)                                 $   2,500,000    $   2,675,703
Huntington Capital I Variable Rate Capital
  Income Securities, 1.9988%, Due 2/01/27           5,000,000        4,086,565
International Game Technology Senior
  Notes, 7.875%, Due 5/15/04                        4,850,000        5,091,467
Kansas Gas & Electric First Mortgage Notes,
  6.50%, Due 8/01/05                                3,185,000        3,392,025
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06           4,425,000        5,239,523
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                2,145,000        2,509,292
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 2.55%, Due 8/05/29 (b)               10,500,000       10,560,638
Mandalay Resort Group Senior Notes,
  9.50%, Due 8/01/08                                2,000,000        2,225,000
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes,
  4.85%, Due 4/15/11 (Acquired 4/06/98;
  Cost $7,620,000) (b) (g)                          7,500,000        3,600,000
Nabisco, Inc. Notes, 6.85%, Due 6/15/05             3,800,000        4,094,667
News America, Inc. Bonds,
  6.703%, Due 5/21/04                               7,920,000        8,258,422
NiSource Finance Corporation Notes,
  7.625%, Due 11/15/05                              2,390,000        2,686,912
Northern Trust Company Medium-Term
  Bank Notes, Tranche #47, 7.50%,
  Due 2/11/05                                       3,000,000        3,294,516
Principal Life Global Funding I
  Medium-Term Notes, Tranche #12,
  5.125%, Due 6/28/07 (b)                          10,000,000       10,630,560
Protective Life United States Funding Trust
  Funding Agreement-Backed Notes,
  5.875%, Due 8/15/06 (b)                           7,000,000        7,629,853
Raytheon Company Notes, 6.75%,
  Due 8/15/07                                       6,600,000        7,348,671
Safeway, Inc. Notes, 7.25%, Due 9/15/04             9,300,000        9,920,189
Smurfit Capital Funding PLC Guaranteed
  Notes, 6.75%, Due 11/20/05                        3,000,000        3,077,157
Sovereign Bancorp Senior Notes,
  10.50%, Due 11/15/06                              2,000,000        2,430,000
Sprint Capital Corporation Notes,
  7.90%, Due 3/15/05                                5,000,000        5,325,000
Star Capital Trust I Floating Rate
  Securities,
  2.0238%, Due 6/15/27                             10,000,000        9,027,710
TCI Communications, Inc. Notes,
  6.875%, Due 2/15/06                               3,399,000        3,727,897
Telus Corporation Yankee Notes,
  7.50%, Due 6/01/07                                2,500,000        2,734,375
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                4,500,000        4,873,685
Tricon Global Restaurants, Inc. Senior
  Notes,
  7.45%, Due 5/15/05                                5,270,000        5,691,600
Tyson Foods, Inc. Notes, 7.25%,
  Due 10/01/06                                      7,000,000        7,610,813
Valero Energy Corporation Notes,
  7.375%, Due 3/15/06                               5,500,000        5,881,557
Verizon Global Funding Corporation Notes,
  4.00%, Due 1/15/08                                6,205,000        6,354,739
WMX Technologies, Inc. Bonds,
  7.10%, Due 8/01/26                                5,485,000        6,140,315
Wal-Mart Stores, Inc. Notes,
  4.375%, Due 7/12/07                              11,485,000       12,153,886
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                               4,810,000        5,255,295
Waste Management, Inc. Senior Notes,
  6.50%, Due 11/15/08                               1,200,000        1,345,788
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                               6,465,000        7,030,035
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $339,117,698)                          347,705,892
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 37.0%
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates:
  Series 2002-1A, Class IIA-3,
  5.35%, Due 6/25/32                                8,043,164        8,210,489
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                               20,995,499       23,148,729
  Series 1996-MD6, Class A-1A,
  6.72%, Due 11/13/29                                 833,840          845,776
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                               5,410,000        5,541,821
Bank of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP,
  1.7729%, Due 5/11/35 (b)                         37,000,000        3,717,227
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2002-E, Class A-1,
  7.1076%, Due 6/20/31                              4,268,262        4,384,139
  Series 2002-G, Class 2-A-1,
  7.0794%, Due 7/20/32                              3,212,066        3,335,473
  Series 2002-K, Class 3A-1,
  7.1293%, Due 10/20/32                             4,996,371        5,150,751
Bear Stearns Adjustable Rate Mortgage Trust
  Pass-Thru Certificates, Series 2001-8,
  Class IA, 6.7088%, Due 11/25/31                   6,309,489        6,379,557
California Federal Bank Adjustable Rate
  Mortgage Pass-Thru Certificates,
  Series 1990-BN1, Class AX,
  16.6278%, Due 11/25/20                            1,294,537        1,292,716
Chase Mortgage Finance Corporation
  Pass-Thru Certificates, Series 2002-S7,
  Class 1A2, 6.50%, Due 2/25/27                    11,175,705       11,440,590
Citicorp Mortgage Securities, Inc. Real
  Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1,
  7.00%, Due 3/25/08 (b)                              551,403          550,750
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Zero %,
  Due 9/01/18                                         560,536          545,013
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  2.45%, Due 2/21/13 (Acquired 2/23/01;
  Cost $13,000,000) (b) (g)                        13,000,000       12,853,750
ContiMortgage Home Equity Loan Trust
  Interest Only Senior Strip Certificates,
  Series 1996-2, Class A,
  0.5771%, Due 7/15/27                             22,284,981            3,483
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin
  Notes, Series 1997-A, 7.23%,
  Due 7/16/28 (Acquired 9/18/97;
  Cost $2,314,477) (b) (g)                          2,314,477            1,447

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Countrywide Alternative Loan Trust
  Mortgage Pass-Thru Certificates,
  Series 2002-14, Class A6, 6.50%,
  Due 8/25/32                                   $   5,705,322    $   5,780,204
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-HYB1, Class 2A1,
  6.1515%, Due 6/19/31                             12,366,177       12,619,298
Countrywide Home Loans, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-23, Class 1-A-1,
  5.423%, Due 12/25/31                              4,587,280        4,703,232
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates,
  Series 1997-CU, Class A-2, 6.52%,
  Due 1/17/35                                       5,000,000        5,350,086
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage Pass-Thru Certificates:
  Series 2001-CK6, Class A,
  0.9332%, Due 12/15/08                            43,014,000        2,002,839
  Series 2002-AR17, Class 2-A-1,
  5.4369%, Due 12/19/39                             6,235,196        6,334,336
  Series 2002-CB5, Class A,
  3.25%, Due 4/25/32                              106,000,000        1,213,203
Drexel Burnham Lambert Collateralized
  Mortgage Obligation Trust, Series T,
  Class T-4, 8.45%, Due 9/20/19                     3,091,831        3,113,584
Eastman Hill Funding 1, Ltd. Interest Only
  Bonds, Series 1A, Class A2,
  0.834%, Due 9/28/31 (Acquired 6/27/01;
  Cost $3,354,917) (b) (g)                         73,123,742        2,789,671
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 2.9294%, Due 6/18/12 (b)                 5,075,144        5,060,078
GE Capital Commercial Mortgage
  Corporation Interest Only Variable Rate
  Pass-Thru Certificates:
  Series 2001-1, Class X-2,
  0.9536%, Due 5/15/33 (b)                        100,000,000        4,303,000
  Series 2001-2, Class X-2,
  1.2549%, Due 8/11/33 (b)                         75,000,000        4,078,125
GMAC Commercial Mortgage Securities,
  Inc. Interest Only Floating Rate Mortgage
  Pass-Thru Certificates, Series 2001-C2,
  Class X-2, 0.944%, Due 4/15/34 (b)               67,720,000        2,687,637
GMBS, Inc. Countrywide Funding
  Certificates, Series 1990-1, Class Z,
  9.25%, Due 1/28/20                                  388,321          387,763
GS Mortgage Securities Corporation
  Variable Rate Mortgage Participation
  Securities, Series 1998-1, Class A, 8.00%,
  Due 9/20/27 (b)                                   3,370,836        3,762,446
GSR Mortgage Loan Trust Mortgage Loan
  Pass-Thru Certificates:
  Series 2002-1, Class A-1,
  5.8726%, Due 3/25/32                              3,561,129        3,661,286
  Series 2002-4, Class A1-B,
  4.826%, Due 4/25/32                               3,810,637        3,877,195
  Series 2002-2, Class A1-D,
  6.016%, Due 5/25/32                              10,000,000       10,225,000
Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                2,549,369        2,663,488
Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates,
  Series 1998-E, Class M-2,
  7.27%, Due 6/15/28                                6,500,000        6,793,450
Greenwich Capital Acceptance, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-1, Class A, 3.8913%,
  Due 2/25/21 (Acquired 4/18/96;
  Cost $1,163,231) (b) (g)                             99,318           98,821
J.P. Morgan Residential Mortgage
  Acceptance Corporation Pass-Thru
  Certificates, Series 2002-R2, Class I-A-1,
  4.25%, Due 4/28/30 (b)                            3,789,474        3,821,684
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                        125,000,000        5,893,513
Mellon Residential Funding Corporation,
  Mortgage Pass-Thru Certificates,
  Series 2001-HEIL 1, Class A-3,
  5.945%, Due 2/25/11                               6,494,085        6,567,964
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Pass-Thru
  Certificates, Series 1994-A, Class A-5,
  6.9644%, Due 2/15/24                              3,359,555        3,441,324
Morgan Stanley Capital I, Inc. Interest Only
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates, Series 1999-WF1,
  Class X, 0.989%, Due 10/15/18 (b)                88,528,632        3,187,535
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates:
  Series 1992-21, Class B-2, 7.50%,
  Due 8/25/07 (Acquired 3/20/98;
  Cost $440,514) (b) (g)                              438,732          443,119
  Series 1996-7, Class A-10, 6.75%,
  Due 6/25/11                                      11,116,704       11,210,694
Railcar Leasing LLC Senior Secured Notes,
  Series 1, Class A-1, 6.75%,
  Due 7/15/06 (b)                                  12,231,581       13,019,723
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates:
  Series 2002-R24, Class AI0,
  5.75%, Due 4/25/05                               34,743,885        2,111,779
  Series 2002-RS5, Class AIIO,
  4.00%, Due 2/25/05                               61,354,419        2,147,405
  Series 2002-RS6, Class A-I-IO,
  2.00%, Due 4/25/05                              135,959,765        2,464,951
  Series 2002-RS7, Class AIO,
  2.00%, Due 5/25/05                              137,702,703        2,539,238
  Series 2003-RZ2, Class A-IO,
  5.75%, Due 9/25/05                               40,000,000        2,600,000
  Series 1998-S25, Class A-2,
  6.25%, Due 10/25/13                               4,374,327        4,472,044
  Series 2002-S7, Class A9,
  6.00%, Due 5/25/32                                3,282,375        3,296,851
Rural Housing Trust 1987-1 Senior
  Mortgage Pass-Thru Subordinated
  Certificates, Class 3B, 7.33%, Due 4/01/26        3,567,453        3,701,011

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG SHORT-TERM BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
SL Commercial Mortgage Trust Mortgage
  Pass-Thru Certificates, Series 1997-C1,
  Class A, 6.875%, Due 7/25/04 (b)              $   3,388,919    $   3,447,994
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate
  Pass-Thru Certificates, Series 2001-C1,
  Class X-2, 1.2468%, Due 12/18/35                115,000,000        5,893,750
Salomon Brothers Mortgage Securities VI,
  Inc. Stripped Coupon Mortgage
  Pass-Thru Certificates, Series 1987-3,
  Class A, Principal Only, Zero %,
  Due 10/23/17                                        492,395          470,196
Shearson Lehman Pass-Thru Securities, Inc.
  Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1988-3, Class A,
  4.7797%, Due 9/15/18                              1,807,539        1,818,530
Structured Asset Investment Loan Trust,
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                               25,000,000        1,867,188
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates:
  Series 1998-RF2, Class A,
  8.5166%, Due 7/15/27 (b)                         11,224,758       12,347,234
  Series 2002-8A, Class 3-A,
  5.8803%, Due 5/25/32                              8,120,783        8,295,887
Structured Mortgage Asset Residential Trust
  Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Zero %,
  Due 6/25/23 (Acquired 6/25/93;
  Cost $69,701) (b)(g)                                 82,978           77,916
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities,
  Series 1997-2, Class A, 2.3327%,
  Due 1/30/06 (Acquired 5/12/98 thru
  3/1/02; Cost $1,258,360) (b)(g)                   1,271,716        1,197,002
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.3237%, Due 6/28/16 (b)                          3,836,012        3,871,975
Triumph Capital CBO I, Ltd./Triumph
  Capital CBO I, Inc. Senior Secured
  Floating Rate Notes, Class A-2, 2.13%,
  Due 6/15/11 (Acquired 4/15/99;
  Cost $18,000,000) (b)(g)                         18,000,000       17,695,800
Washington Mutual Mortgage Pass-Thru
  Certificates, Series 2002-AR4, Class A-7,
  5.5584%, Due 4/26/32                              4,058,838        4,150,474
Wells Fargo Mortgage Backed Securities
  Trust Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2002-22, Class 2-A-9,
  5.75%, Due 1/25/33                                7,685,516        7,793,979
  Series 2002-C1, Class A-1,
  5.1391%, Due 9/25/32                              5,050,150        5,116,121
  Series 2002-D, Class I-A-5,
  5.25%, Due 8/25/32                                4,058,731        4,079,958
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $323,285,339)                      327,949,292
------------------------------------------------------------------------------
United States Government &
  Agency Issues 19.1%
FHLMC Adjustable Rate Participation
  Certificates, Pool #789272,
  5.747%, Due 4/01/32                               6,732,246        6,984,090
FHLMC Adjustable Rate Participation
  Certificates, Pool #865496,
  6.21%, Due 5/01/26                                1,379,655        1,439,297
FHLMC Guaranteed Mortgage Participation
  Certificates, Series 2198, Class SC,
  9.00%, Due 6/15/28                                1,622,607        1,762,618
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                   59,038           59,277
  7.50%, Due 12/01/11                               5,839,460        6,268,792
  8.50%, Due 1/01/05 thru 9/01/17                   2,490,251        2,730,957
  9.00%, Due 5/01/06 thru 10/01/19                  7,573,733        8,484,296
  9.50%, Due 3/01/11 thru 12/01/22                  3,937,487        4,515,437
  10.25%, Due 7/01/09                                  92,670          103,520
  10.50%, Due 1/01/16 thru 7/01/19                  2,343,383        2,713,082
  10.75%, Due 9/01/09 thru 11/01/10                   128,646          145,496
  11.25%, Due 11/01/09                                172,340          196,711
FNMA Adjustable Rate Guaranteed
  Mortgage Pass-Thru Certificates,
  Pool #555259, 5.73%, Due 1/01/33                  4,248,160        4,433,499
FNMA Grantor Trust Pass-Thru Certificates,
  9.50%, Due 5/25/42                                6,581,876        7,651,431
FNMA Guaranteed Mortgage
  Pass-Thru Certificates:
  8.00%, Due 3/01/13 thru 9/01/23                  17,929,824       19,586,652
  8.50%, Due 11/01/12 thru 9/01/23                  6,236,074        6,865,270
  9.00%, Due 10/01/22 thru 11/01/24                 7,572,765        8,519,054
  9.50%, Due 2/15/11                                1,988,546        2,209,624
  10.00%, Due 7/01/04                                   3,306            3,443
  11.00%, Due 10/15/20                              7,220,392        8,352,092
  12.00%, Due 3/01/17                               1,104,149        1,289,504
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Interest Only Variable
  Rate Pass-Thru Certificates, Series 1995-G2,
  Class IO, 10.00%, Due 5/25/20                     2,372,150          504,342
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  9.40%, Due 10/25/19                               2,229,621        2,540,775
  10.00%, Due 6/25/19                               2,856,911        3,293,479
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  9.50%, Due 12/25/41                              18,515,103       21,523,807
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust, Series 2002-T6, Class A4,
  5.7883%, Due 3/25/41                              3,956,644        4,134,693
FNMA Notes:
  3.50%, Due 1/28/08                                  645,000          656,721
  4.375%, Due 10/15/06                                225,000          240,077
  5.75%, Due 2/15/08                                3,175,000        3,567,122
  7.25%, Due 1/15/10                                9,600,000       11,655,533
FNMA Stripped Mortgage-Backed Interest
  Only Securities, Series 1993-M1, Class N,
  0.84%, Due 4/25/20                                1,561,056              484
FNMA Stripped Mortgage-Backed Securities,
  Series 107, Class 1, Principal Only, Zero %,
  Due 10/25/06                                        211,217          209,006

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07 thru 2/15/13              $   9,921,186    $  10,689,411
  8.00%, Due 12/15/08                                 448,555          479,365
  8.50%, Due 5/15/10                                  332,506          357,029
  9.00%, Due 11/15/24                                 479,674          536,206
  9.75%, Due 9/15/05 thru 11/15/05                    393,661          419,353
  10.00%, Due 2/20/18                                 111,273          127,801
  12.50%, Due 4/15/19                               6,924,383        8,261,975
Small Business Administration Guaranteed
  Loan Interest Only Variable Rate
  Certificates, Group #0190,
  3.1109%, Due 7/30/18 (Acquired 6/10/93;
  Cost $716,545) (b)(g)                             4,669,950          145,936
USGI Federal Housing Authority Variable
  Rate Insured Project Loan, Pool Banco 85,
  6.93%, Due 11/24/19                                 806,549          808,565
United States Treasury Bonds,
  12.00%, Due 8/15/13                               3,280,000        4,729,350
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $161,918,310)                                169,195,172
------------------------------------------------------------------------------
Short-Term Investments (a) 4.9%
Collateral Received For Securities Lending 0.8%
  Deutsche Daily Assets Fund -
  Institutional Class                               7,490,400        7,490,400

Corporate Bonds 1.2%
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                    2,585,000        2,598,026
Cox Communications, Inc. Notes,
  6.15%, Due 8/01/03                                5,000,000        5,007,810
Park Place Entertainment Corporation Senior
  Notes, 7.95%, Due 8/01/03                         3,000,000        3,052,500
                                                                --------------
                                                                    10,658,336
Non-Agency Mortgage &
  Asset-Backed Securities 0.1%
Delta Funding Home Equity Loan Trust
  Interest Only Variable Rate Asset-Backed
  Certificates, Series 2000-4, Class IO,
  9.25%, Due 12/15/03                              17,297,297          743,244

Repurchase Agreements 2.7%
ABN AMRO Inc. (Dated 4/30/03),
  1.34%, Due 5/01/03 (Repurchase Proceeds
  $21,400,797); Collateralized by: United
  States Government & Agency Issues (d)            21,400,000       21,400,000
State Street Bank (Dated 4/30/03),
  1.00%, Due 5/01/03 (Repurchase Proceeds
  $3,063,785): Collateralized by: United States
  Government & Agency Issues (d)                    3,063,700        3,063,700
                                                                --------------
                                                                    24,463,700
United States Government Issues 0.1%
United States Treasury Bills,
  Due 5/15/03 thru 6/12/03 (c)                        300,000          299,791
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $43,561,683)                     43,655,471
------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $867,883,030) 100.3%                                       888,505,827
Other Assets and Liabilities, Net (0.3%)                            (3,193,171)
------------------------------------------------------------------------------
Net Assets 100%                                                  $ 885,312,656
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                   Expiration    Face Amount    Appreciation/
                                      Date        at Value      (Depreciation)
------------------------------------------------------------------------------
Purchased:
150 Ninety-Day Eurodollars           12/03      $  37,021,875    $   1,384,325
106 Five-Year U.S. Treasury Notes     6/03         12,057,500           47,581
  43 Ten-Year U.S. Treasury Notes     6/03          4,950,375           37,442

Sold:
  90 Two-Year U.S. Treasury Notes     6/03         19,431,563          (96,008)

                        STRONG GOVERNMENT SECURITIES FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
United States Government &
  Agency Issues 107.7%
FHA Insured Project Loan 956-55054,
  2.93%, Due 11/01/12                           $   2,684,334    $   2,226,739
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #1B0123, 6.15%, Due 9/01/31                    928,728          967,113
  Pool #1B0128, 6.161%, Due 9/01/31                 1,149,245        1,195,214
  Pool #1B0129, 6.114%, Due 9/01/31                16,585,778       17,279,063
  Pool #611023, 4.387%, Due 10/01/26                3,138,755        3,275,809
  Pool #786823, 6.067%, Due 7/01/29                29,403,459       30,547,821
  Pool #788825, 5.712%, Due 11/01/31               22,669,722       23,557,647
  Pool #789483, 5.701%, Due 6/01/32                 9,909,345       10,277,626
  Pool #865496, 6.21%, Due 5/01/26                    763,308          796,305
  Series 1582, Class A, 5.00%, Due 9/15/08          7,586,606        7,930,799
  Series T-28, Class A-1, 1.465%,
  Due 9/25/30                                      32,262,036       32,410,496
  Series T-35, Class A, 1.46%, Due 9/25/31         15,348,535       15,407,885
FHLMC Debentures:
  4.875%, Due 3/15/07                              16,700,000       18,129,236
  6.625%, Due 9/15/09                              22,000,000       25,943,412
FHLMC Guaranteed Interest Only
  Participation Certificates:
  Series T-53, Class S, 6.50%, Due 6/25/05         30,025,000        3,870,223
  Series T-55, Class 2A1, 5.691%,
  Due 3/25/43                                      13,804,000       14,403,611
FHLMC Guaranteed Real Estate Mortgage
  Adjustable Rate Participation Certificates,
  Series T-44, Class A1, 1.42%, Due 10/25/32       17,383,676       17,376,886
FHLMC Guaranteed Mortgage Participation
  Certificates:
  5.00%, Due 11/25/17                              12,367,586       12,614,938
  8.00%, Due 4/15/21                                4,372,148        4,553,354
  8.50%, Due 5/15/06                                1,131,952        1,132,189
  9.30%, Due 7/15/21                                  256,779          257,305
  9.50%, Due 2/25/42                               12,611,023       14,660,314
FHLMC Guaranteed Variable Rate Mortgage
  Participation Certificates, Series 2003-T4,
  Class 2A1, 1.385%, Due 12/26/21                   5,780,000        5,780,000
FHLMC Guaranteed Variable Rate
  Participation Certificates, Series T-15,
  Class A6, 1.505%, Due 11/25/28                    3,455,978        3,468,821

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                  STRONG GOVERNMENT SECURITIES FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
FHLMC Medium-Term Notes:
  2.55%, Due 5/19/05                            $   9,740,000    $   9,808,229
  2.70%, Due 10/02/06                               8,825,000        8,880,721
  3.25%, Due 2/25/08                               10,000,000       10,105,550
  4.125%, Due 12/06/04 thru 1/17/06                19,405,000       19,693,956
  4.70%, Due 11/01/05                               8,000,000        8,000,000
FHLMC Notes:
  4.50%, Due 1/15/13                               10,000,000       10,234,900
  5.50%, Due 7/15/06                               29,735,000       32,728,958
  6.00%, Due 6/15/11                               16,800,000       19,197,058
FHLMC Participation Certificates:
  4.65%, Due 5/01/33                               47,993,749       48,953,365
  5.00%, Due 3/25/18 (e)                           23,975,000       24,709,234
  6.00%, Due 2/25/33 (e)                           53,930,000       56,061,907
  6.25%, Due 9/15/22                                  394,781          394,529
  6.312%, Due 1/01/26                                 508,144          543,873
  7.00%, Due 11/17/13 thru 1/25/21                  3,709,590        3,959,361
  7.25%, Due 7/01/08                                  102,144          105,864
  7.26%, Due 6/01/06                                6,224,237        6,899,178
  7.50%, Due 12/01/11 thru 12/01/2012              96,483,777      104,413,666
  8.00%, Due 8/01/09 thru 12/01/10                  5,004,027        5,401,649
  8.50%, Due 7/01/07 thru 6/01/17                   5,905,715        6,337,194
  9.00%, Due 9/15/05 thru 4/01/21                   6,094,112        6,778,651
  9.50%, Due 4/01/07 thru 4/01/25                   1,619,614        1,783,826
  10.00%, Due 10/01/05 thru 2/17/25                18,150,068       20,893,121
  10.50%, Due 8/01/19 thru 8/01/20                  1,422,896        1,652,509
  14.00%, Due 2/01/12 thru 11/01/12                     3,005            3,651
  14.50%, Due 3/01/11 thru 12/01/11                     1,949            2,371
  14.75%, Due 8/01/11                                     426              519
  15.00%, Due 8/01/11                                  13,849           16,938
FHLMC Pass-Thru Securities,
  9.50%, Due 9/17/22                               12,866,352       14,784,242
FHLMC Structured Pass-Thru Securities:
  Series T-22, Class A7, 1.47%, Due 11/25/29        8,859,525        8,904,595
  Series T-23, Class A, 1.46%, Due 5/25/30         14,362,064       14,389,003
FNMA Grantor Trust Variable Rate
  Certificates:
  Series 2002-T12, Class A5,
  5.7129%, Due 10/25/31                            14,381,250       15,028,406
  Series 2003-T3, Class 2A1,
  1.41%, Due 10/25/21                              28,067,419       28,069,612
FNMA Guaranteed Real Estate Mortgage
  Adjustable Rate Mortgage Certificates:
  Pool #103102, 3.795%, Due 3/01/18                 1,362,650        1,390,915
  Pool #457277, 7.303%, Due 10/01/27                5,977,263        6,295,716
  Pool #530074, 6.858%, Due 3/01/30                   231,790          241,480
  Pool #534738, 4.314%, Due 5/01/27                 2,864,441        2,963,128
  Pool #538435, 4.681%, Due 7/01/26                 3,870,922        4,023,375
  Pool #545117, 6.72%, Due 12/01/40                 3,653,919        3,778,563
FNMA Guaranteed Real Estate Mortgage
  Adjustable Rate Pass-Thru Certificates:
  Pool #545187, 5.953%, Due 9/01/31                16,548,996       17,213,616
  Pool #545208, 5.881%, Due 9/01/31                 6,331,080        6,581,868
  Pool #54844, 3.946%, Due 9/01/27                  6,844,803        7,003,524
  Pool #555259, 5.73%, Due 1/01/33                 41,085,827       42,878,324
  Pool #635726, 5.507%, Due 4/01/32                12,376,552       12,817,543
  Pool #646644, 6.166%, Due 6/01/32                30,615,813       32,019,867
  Pool #66414, 5.967%, Due 9/01/28                  5,544,655        5,752,580
  Pool #675479, 5.171%, Due 1/01/33                25,370,652       26,553,516
FNMA Guaranteed Real Estate Mortgage
  Investment Certificates,
  10.00%, Due 4/01/20                                 752,000          860,514
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates:
  1.37%, Due 3/25/33                               28,622,170       28,622,170
  4.50%, Due 8/25/42                               13,298,807       13,489,977
  5.00%, Due 7/01/06 thru 2/25/18 (e)              66,869,838       68,930,097
  5.11%, Due 4/01/33                               21,500,000       22,482,430
  5.50%, Due 2/25/18 thru 2/25/33 (e)             155,495,000      160,638,988
  5.60%, Due 5/01/04 thru 11/01/05                    837,439          867,487
  6.00%, Due 2/25/18 thru 2/25/33 (e)              84,615,000       88,497,629
  6.1379%, Due 7/25/41                             14,692,213       15,243,171
  6.226%, Due 12/01/08                             39,599,314       44,060,758
  6.292%, Due 5/01/05                               8,856,621        9,379,898
  6.50%, Due 3/25/33 (e)                          119,430,000      124,717,157
  6.695%, Due 8/01/05                                 174,988          183,894
  6.79%, Due 11/01/07                              10,054,937       11,220,627
  7.00%, Due 9/01/07 thru 10/25/21                 15,925,075       17,326,357
  7.17%, Due 10/01/09                               4,231,651        4,919,530
  7.18%, Due 10/01/09                               3,357,425        3,905,294
  7.50%, Due 7/01/15                                   95,930          101,728
  8.00%, Due 6/01/12 thru 11/01/26                 37,894,831       41,474,574
  8.50%, Due 7/01/10 thru 12/01/26                 23,057,998       25,427,523
  8.75%, Due 1/01/10 thru 1/25/21                   4,117,602        4,608,971
  9.00%, Due 11/01/12 thru 7/01/28                 14,943,244       16,668,641
  9.20%, Due 12/25/19                               1,438,770        1,619,773
  9.25%, Due 4/25/18                                  352,949          399,725
  9.40%, Due 10/25/19                               1,040,490        1,185,695
  9.50%, Due 6/01/05 thru 12/25/41                 61,269,334       70,896,082
  9.67%, Due 8/25/20                                4,638,700        5,269,547
  10.00%, Due 3/25/19 thru 12/01/20                10,183,995       11,831,559
  10.10%, Due 2/25/18                                 970,731        1,122,732
  11.00%, Due 2/01/19 thru 10/15/20                 2,077,592        2,406,214
  11.50%, Due 2/01/19                                 664,363          783,187
  12.00%, Due 7/15/14 thru 1/01/16                  1,866,147        2,226,387
  13.25%, Due 4/01/12                                     356              410
  13.50%, Due 1/01/12                                   2,391            2,665
  14.50%, Due 1/01/12                                   3,462            3,878
  15.50%, Due 10/01/12                                  3,598            4,397
  Pool #535573, 8.00%, Due 11/01/13                 6,686,417        7,291,329
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  4.25%, Due 11/25/04                              60,000,000        2,916,000
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust:
  Series 2001-W2, Class AV1,
  1.45%, Due 11/25/31                              25,277,579       25,318,505
  Series 2002-W12, Class AF1,
  1.42%, Due 2/25/33                               17,776,533       17,782,089
  Series 2003-T2, Class A1,
  1.46%, Due 3/25/33                               18,328,162       18,328,162
  Series 2003-W3, Class 1A4,
  5.4448%, Due 8/25/42                             33,782,950       35,435,149
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  Series 2002-W7, Class A1,
  4.50%, Due 5/25/17                               12,829,319       12,957,612
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Certificates:
  Series 1994-M4, Class B, 8.55%,
  Due 8/25/26                                         494,952          500,236
  Series 1999-W6, Class A, 9.3633%,
  Due 9/25/28                                       2,988,422        3,345,755

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust:
  Series 2002-W11, Class AF1, 1.44%,
  Due 11/25/32                                  $  21,500,987   $   21,507,706
  Series 2002-33, Class A4, 5.8293%,
  Due 11/25/30                                      3,422,073        3,554,679
FNMA Notes:
  2.375%, Due 3/17/06 thru 4/13/06                 25,605,000       25,727,426
  2.625%, Due 8/19/05                               4,500,000        4,502,655
  3.25%, Due 1/15/08                                5,000,000        5,037,545
  3.50%, Due 1/28/08                               19,375,000       19,727,102
  4.15%, Due 9/12/07                               11,500,000       11,627,869
  4.50%, Due 12/19/05                               3,000,000        3,011,469
  4.75%, Due 2/21/13                               15,000,000       15,182,505
  5.25%, Due 6/15/06 thru 1/15/09                  41,600,000       45,519,562
  5.75%, Due 2/15/08                               19,400,000       21,795,958
  6.00%, Due 5/15/11                                5,000,000        5,702,830
  6.625%, Due 11/15/30                              5,000,000        6,004,525
  6.375%, Due 6/15/09                               8,700,000       10,105,850
  7.25%, Due 1/15/10                                8,520,000       10,344,285
FNMA Stripped Mortgage-Backed Securities:
  9.00%, Due 3/01/24                                3,699,294        4,240,748
  Series B, Class B-1, 6.00%, Due 5/01/09             824,649          871,351
  Series C, Class C-1, 6.00%, Due 5/01/09             713,552          754,205
  Series K, Class K-1, 6.00%, Due 11/01/08          3,336,203        3,471,141
  Series 161, Class 2, Interest Only,
  8.50%, Due 7/25/22                                  958,048          185,211
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Mortgage
  Pass-Thru Certificates
  Series GS-1001, Class 1, 7.022%,
  Due 1/25/08                                         858,213          922,177
  Series GS-1002, Class 1, 6.71%,
  Due 7/25/08                                         628,872          672,794
Federal Home Loan Bank Variable Rate
  Notes, 2.561%, Due 4/29/10                        5,000,000        5,039,525
GNMA Guaranteed Pass-Thru Certificates:
  6.00%, Due 2/25/33 (e)                           18,970,000       19,841,434
  6.50%, Due 3/25/33 (e)                           46,705,000       49,054,845
  7.50%, Due 12/15/10                               4,177,027        4,520,334
  8.00%, Due 12/15/23                               9,887,715       10,847,185
  8.35%, Due 4/15/20                                6,711,329        7,457,318
  8.40%, Due 5/15/20                                3,476,593        3,917,381
  9.00%, Due 12/15/06 thru 12/15/09                 1,734,197        1,817,468
  9.50%, Due 10/20/19                               2,554,680        2,872,907
  12.50%, Due 4/15/19                                 991,062        1,182,507
  13.00%, Due 2/15/11 thru 11/15/14                    33,670           40,397
  13.50%, Due 5/15/11 thru 1/15/12                     11,937           14,417
  14.00%, Due 9/20/14                                  25,357           31,075
  14.50%, Due 10/15/12                                 14,569           17,863
  15.00%, Due 6/15/12 thru 9/15/12                     62,169           76,955
  16.00%, Due 4/15/12                                   8,227           10,313
GNMA Guaranteed Variable Rate
  Pass-Thru Certificates:
  Pool #8333, 5.375%, Due 3/20/18                     544,635          561,385
  Pool #8678, 5.75%, Due 8/20/20                    2,813,367        2,884,584
  Pool #8714, 5.625%, Due 11/20/20                  1,920,395        1,969,550
Small Business Administration Guaranteed
  Loan Interest Only Custodial Receipts:
  Pool #440017, Series 1992-6A,
  2.473%, Due 10/15/17 (b)                         13,174,119          545,540
  Pool #440019, Series 1993-1A,
  2.5312%, Due 2/28/18 (b)                         10,941,206          453,075
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes, Series
  2000-1, Class A-1L, 1.41%, Due 10/27/08             937,564          938,685
USGI Federal Housing Authority Variable
  Rate Insured Project Loan, Pool #2040,
  3.025%, Due 11/01/06                              1,489,027        1,461,341
United States Department of Veterans Affairs
  Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates - Vendee Mortgage Trust:
  Series 1995-1, Class 4, 8.8692%,
  Due 2/15/25                                       3,295,221        3,755,283
  Series 1995-2, Class 3, 8.7925%,
  Due 6/15/25                                       5,589,154        6,322,864
United States Treasury Bonds:
  5.375%, Due 2/15/31                              16,970,000       18,522,500
  5.50%, Due 8/15/28                               17,000,000       18,486,174
  6.00%, Due 2/15/26                               19,000,000       21,953,911
  6.125%, Due 11/15/27                              7,700,000        8,966,588
  6.25%, Due 5/15/30                               18,600,000       22,418,096
  6.875%, Due 8/15/25                              16,225,000       20,691,321
  7.50%, Due 11/15/16                              26,870,000       35,392,842
  7.625%, Due 11/15/22                             22,130,000       30,138,294
  8.00%, Due 11/15/21                              31,040,000       43,551,789
  8.875%, Due 2/15/19                              16,955,000       25,199,369
  10.375%, Due 11/15/09 thru 11/15/12              29,570,000       35,783,563
  11.25%, Due 2/15/15                              26,255,000       43,704,336
  12.00%, Due 8/15/13                              28,595,000       41,230,416
  12.75%, Due 11/15/10                             20,000,000       25,349,220
United States Treasury Bonds Stripped
  Principal and Interest Payment,
  Zero %, Due 11/15/09                             23,690,000       18,604,420
United States Treasury Inflation Index
  Notes:
  3.375%, Due 1/15/07                              23,728,483       25,852,942
  3.875%, Due 4/15/29                              13,357,522       16,193,912
United States Treasury Notes:
  3.00%, Due 11/15/07 thru 2/15/08                 52,800,000       53,438,527
  3.50%, Due 11/15/06                              17,120,000       17,851,623
  3.875%, Due 2/15/13                              19,500,000       19,532,000
  4.00%, Due 11/15/12                              10,970,000       11,113,553
  4.375%, Due 5/15/07                              25,685,000       27,568,250
  4.625%, Due 5/15/06                              12,500,000       13,468,263
  5.50%, Due 2/15/08                               28,150,000       31,611,577
  6.75%, Due 5/15/05                               15,330,000       16,939,665
  10.00%, Due 5/15/10                               8,600,000       10,028,744
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $2,782,759,417)                            2,851,263,679
------------------------------------------------------------------------------
Corporate Bonds 5.8%
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                               10,000,000       10,868,420
DaimlerChrysler North America Holding
  Corporation Notes, 4.75%, Due 1/15/08             5,000,000        5,170,685
European Investment Bank Yankee Notes:
  2.375%, Due 3/15/06                              20,000,000       20,138,680
  6.875%, Due 6/16/09                               5,000,000        5,906,695
General Electric Company Notes,
  5.00%, Due 2/01/13                                9,700,000       10,045,019
Goldman Sachs Group, Inc. Notes,
  4.125%, Due 1/15/08                               7,000,000        7,232,071
Inter-American Development Bank Yankee
  Notes, 6.125%, Due 3/08/06                       15,000,000       16,631,460

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                  STRONG GOVERNMENT SECURITIES FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
------------------------------------------------------------------------------
International Bank for Reconstruction and
  Development Unsubordinated Yankee
  Notes, 7.00%, Due 1/27/05                     $  15,000,000   $   16,407,975
Merrill Lynch and Company, Inc. Medium-
  Term Notes, Tranche #312,
  4.00%, Due 11/15/07                               4,800,000        4,926,250
Morgan Stanley Tracers,
  6.799%, Due 6/15/12 (b)                           6,000,000        6,748,566
Province of Ontario Yankee Notes,
  5.125%, Due 7/17/12                               5,850,000        6,310,933
Province of Quebec Notes,
  5.00%, Due 7/17/09                                6,850,000        7,383,033
Republic of Finland Yankee Bonds,
  4.75%, Due 3/06/07                               12,000,000       12,928,500
Republic of Italy Yankee Notes,
  3.625%, Due 9/14/07                              12,110,000       12,493,294
US Bancorp Medium-Term Notes,
  3.125%, Due 3/15/08                               5,000,000        4,953,905
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                               4,915,000        5,344,566
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $147,116,134)                          153,490,052
------------------------------------------------------------------------------
Municipal Bonds 1.2%
Arkansas DFA GNMA Guaranteed Bonds,
  9.75%, Due 11/15/14                               3,100,000        4,014,841
Arlington, Texas Independent School District
  Capital Appreciation Refunding,
  Zero %, Due 2/15/05                               1,000,000          963,750
Arlington, Texas Independent School District
  Capital Appreciation Refunding,
  Zero %, Due 2/15/06                               1,000,000          943,750
Clark County, Nevada GO, 5.00%, Due 6/01/11         4,530,000        5,022,637
Colorado Health Facilities Authority
  Retirement Facilities Revenue - Liberty
  Heights Project, Zero %, Due 7/15/24              4,360,000        1,482,400
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding,
  Series A, Zero %, Due 10/01/22                   10,000,000        3,775,000
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding, Series B,
  Zero %, Due 10/01/22                              5,000,000        1,875,000
Lowell, Michigan Area Schools Capital
  Appreciation GO, Zero %, Due 5/01/15              9,375,000        4,453,125
New York Dormitory Authority Revenue,
  5.25%, Due 11/15/23 (Mandatory Put at 100
  on 5/15/12)                                       5,000,000        5,493,750
North Slope Boro, Alaska GO,
  Zero %, Due 6/30/06                               3,175,000        2,966,149
------------------------------------------------------------------------------
Total Municipal Bonds (Cost $30,286,330)                            30,990,402
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 3.6%
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru
  Certificates, Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                           $  20,000,000       20,487,322
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate Mortgage
  Pass-Thru Certificates, Series 2003-T10,
  Class A2, 4.74%, Due 3/13/40                     14,382,000       14,503,348
Credit Suisse First Boston Mortgage
  Securities Corporation Interest Only
  Pass-Thru Certificates, Series 2002-S6,
  Class A, 7.00%, Due 5/25/32                      77,600,000        4,280,106
Greenwich Capital Commercial Funding
  Corporation Interest Only Mortgage
  Pass-Thru Certificates, Series 2002-C1,
  Class XPB, 1.7599%, Due 1/11/35 (b)             157,721,500       12,371,280
JP Morgan Chase Commercial Mortgage
  Securities Corporation Bonds,
  Series 20025, C1B5, Class A2, 5.161%,
  Due 10/12/37                                     11,005,000       11,544,886
JP Morgan Chase Commercial Mortgage
  Securities Corporation Pass-Thru
  Certificates, Series 2003-C1, Class A2,
  4.985%, Due 1/12/37                              11,050,000       11,334,883
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates, Series 2002-RS6,
  Class A-I-IO, 2.00%, Due 4/25/05                188,440,233        3,416,421
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 2001-C2, Class X-2,
  1.0426%, Due 11/13/11                           125,500,000        5,686,719
Structured Asset Investment Loan Trust,
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                               75,509,000        5,639,578
Wachovia Bank Commercial Mortgage
  Trust Interest Only Mortgage Pass-Thru
  Certificates, Series 2002-C2, Class 3,
  1.3683%, Due 11/15/34 (b)                        90,957,000        5,556,909
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $94,695,597)                        94,821,452
------------------------------------------------------------------------------
Call Options Purchased 0.0%
Cap on 10 Year Constant Maturity Swap,
  Expires 4/15/07 at 6.21%                          1,000,000          206,500
------------------------------------------------------------------------------
Total Call Options Purchased (Cost $270,000)                           206,500
------------------------------------------------------------------------------
Short-Term Investments 18.8%
Collateral Received For Securities
  Lending 14.6%
Deutsche Daily Assets Fund -
  Institutional Class                             384,753,550      384,753,550

Repurchase Agreements 2.6%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase Proceeds
  $69,602,591); Collateralized by: United
  States Government & Agency Issues (d)         $  69,600,000       69,600,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase Proceeds
  $42,801); Collateralized by United States
  Government & Agency Issues (d)                       42,800           42,800
                                                                --------------
                                                                    69,642,800

United States Government &
  Agency Issues 1.6%
FHLMC Debentures, 3.25%, Due 1/15/04               32,500,000       32,980,058
FHLMC Adjustable Rate Participation
  Certificates:
  Series T-35, Class S, 1.50%, Due 1/25/04        170,000,000        1,646,875
  Series T-36, Class S, 2.50%, Due 4/25/04        255,000,000        3,546,106

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
FHLMC Participation Certificates:
  6.775%, Due 11/01/03                          $     795,737  $       813,268
  7.00%, Due 5/01/03                                   16,992           17,045
FNMA Guaranteed Real Estate Mortgage
  Pass-Thru Certificates:
  7.50%, Due 7/01/03                                  304,935          309,102
  7.50%, Due 12/01/03                                 869,482          870,988
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Interest-Only
  Pass-Thru Certificates, 3.50%, Due 3/25/04       68,334,000        1,366,680
United States Treasury Bills,
  Due 6/05/03 thru 07/10/03 (c)                     1,725,000        1,722,194
                                                               ---------------
                                                                    43,272,316
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $497,486,811)                   497,668,666
------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,552,614,289) 137.1%                                    3,628,440,751
Other Assets and Liabilities (37.1%)                              (981,295,032)
------------------------------------------------------------------------------
Net Assets 100.0%                                              $ 2,647,145,719
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                   Expiration    Face Amount    Appreciation/
                                      Date        at Value      (Depreciation)
------------------------------------------------------------------------------
Purchased:
150 Ninety-Day Eurodollars            3/04      $  36,948,750  $        60,575
100 Ninety-Day Eurodollars            9/04         24,471,250           83,300
180 Ninety-Day Eurodollars           12/03         44,426,250          144,985
125 U.S. Treasury Bond                6/03         14,253,906          132,844
 50 Three-Month Euro Euribor          6/03         13,618,688            6,258
130 Euro Bobl                         6/03         16,215,592          122,994
 45 Euro Bobl                         6/03          5,765,256           15,753

Sold:
  50 Ten-Year Treasury Notes          6/03         (5,756,250)         (38,431)

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------
                                                  Contracts        Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of period                100  $       126,919
Options written during the period                      11,487        1,608,318
Options closed                                           (825)        (681,650)
Options expired                                            --               --
Options exercised                                          --               --
                                                -------------  ---------------
Options outstanding at end of period                   10,762  $     1,053,587
                                                =============  ===============

WRITTEN OPTIONS DETAIL
------------------------------------------------------------------------------
                                                  Contracts
                                                (1000 Shares        Value
                                                per Contract)      (Note 2)
------------------------------------------------------------------------------
Ten-Year Treasury Notes:
Calls: (Strike price is $116. Expiration date
  is 6/20/03 Premium Received is $185,300)                150  $       (51,562)
Calls: (Strike price is $117. Expiration date
  is 6/20/03 Premium Received is $61,506)                  50           (6,250)
Ninety-Day Euro:
Puts: (Strike price is $97.50. Expiration date
  is 9/19/03 Premium Received is $218,175)                500          (92,500)
Five-Year Treasury Notes:
Puts: (Strike price is $113. Expiration date
  is 6/20/03 Premium Received is $76,555)                 112          (26,250)
One-Year Mid-Crveur Eurodollars:
Puts: (Strike price is $97.50. Expiration date
  is 9/19/03 Premium Received is $46,025)                 125          (23,125)
Ten-Year Treasury Notes:
Puts: (Strike price is $113. Expiration date
  is 6/20/03 Premium Received is $196,025)                200          (28,125)
Cap on 30 Year Constant Maturity Swap:
Puts: (Strike price is 6.21%. Expiration date
  is 4/15/07 Premium Received is $270,000)               1000         (233,100)
                                                               ---------------
                                                               $       460,912
                                                               ===============

SWAPS
------------------------------------------------------------------------------
Open swap contracts at April 30, 2003 consisted of the following:
------------------------------------------------------------------------------
Notional     Termination    Interest/Index     Interest/Index      Unrealized
Amount          Date            Sold               Bought         Appreciation
------------------------------------------------------------------------------
                               1 Month
                               LIBOR-          ERISA Eligible
$75,000,000   9/30/03      45 basis points      Lehman CMBS*    $      487,500

* Lehman Brothers Investment Grade Index-ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Convertible Bonds 1.5%
Omnicare, Inc. Convertible Subordinated
  Debentures, 5.00%, Due 12/01/07               $   1,745,000   $    1,768,994
Sanmina-SCI Corporation Convertible Notes,
  4.25%, Due 5/01/04                                2,600,000        2,570,750
------------------------------------------------------------------------------
Total Convertible Bonds (Cost $4,184,550)                            4,339,744
------------------------------------------------------------------------------
Corporate Bonds 74.0%
Allied Waste North America, Inc. Senior
  Notes, Series B, 7.625%, Due 1/01/06              4,975,000        5,186,438
Argosy Gaming Company Senior
  Subordinated Notes, 10.75%, Due 6/01/09           3,815,000        4,234,650
BRL Universal Equipment LP/BRL Universal
  Equipment Corporation Senior Secured
  Notes, 8.875%, Due 2/15/08                        2,610,000        2,844,900
Bausch & Lomb, Inc. Senior Notes, 6.95%,
  Due 11/15/07                                      2,300,000        2,388,407
British Sky Broadcasting, Ltd. Yankee Notes,
  7.30%, Due 10/15/06                               2,965,000        3,205,141
CSC Holdings, Inc. Senior Notes, 7.875%,
  Due 12/15/07                                      2,700,000        2,855,250
Clear Channel Communications, Inc. Senior
  Notes, 8.00%, Due 11/01/08                        1,650,000        1,897,500
Constellation Brands, Inc. Senior
  Subordinated Notes, 8.50%, Due 3/01/09            1,745,000        1,849,700
Consumers Energy Company Senior Notes,
  6.25%, Due 9/15/06                                4,050,000        4,455,000
Crompton Corporation Senior Notes, 8.50%,
  Due 3/15/05                                       4,370,000        4,654,050
Crown Cork & Seal, Inc. Notes, 8.375%,
  Due 1/15/05                                       1,740,000        1,757,400
Cummins, Inc. Notes, 6.45%, Due 3/01/05             1,725,000        1,768,125
D.R. Horton, Inc. Senior Notes,
  10.50%, Due 4/01/05                               3,400,000        3,774,000
Dex Media East LLC Variable Rate Term
  Loan B, 5.56%, Due 4/30/09                        4,898,374        4,971,850
Dillards, Inc. Notes, 6.43%, Due 8/01/04            3,705,000        3,760,575
DirectTV Holdings LLC Variable Rate Term
  Loan, 4.79%, Due 3/06/10                          5,000,000        5,031,250
Echostar DBS Corporation Senior Notes,
  10.375%, Due 10/01/07                             3,650,000        4,106,250
Edison International, Inc. Notes, 6.875%,
  Due 9/15/04                                       1,745,000        1,762,450
Ford Motor Credit Company Notes, 7.50%,
  Due 3/15/05                                       2,570,000        2,689,343
Forest Oil Corporation Senior Notes, 8.00%,
  Due 6/15/08                                       1,745,000        1,858,425
Fort James Corporation Senior Notes,
  6.625%, Due 9/15/04                               3,030,000        3,105,750
Fresenius Medical Care Capital Trust II Units,
  7.875%, Due 2/01/08                               2,595,000        2,718,262
Gap, Inc. Notes, 8.15%, Due 12/15/05                2,195,000        2,485,838
Georgia-Pacific Corporation Senior Notes,
  7.50%, Due 5/15/06                                1,000,000        1,002,500
Graham Packaging Holdings Company/GPC
  Capital Corporation I Floating Rate Notes,
  5.015%, Due 1/15/08                               1,000,000          865,000
HCA, Inc. Notes, 6.91%, Due 6/15/05                 2,845,000        3,025,794
HCA, Inc. Notes, 7.125%, Due 6/01/06                1,000,000        1,075,791
HMH Properties Senior Secured Notes,
  Series A, 7.875%, Due 8/01/05                     3,450,000        3,501,750
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                4,995,000        5,344,650
IMC Global, Inc. Notes, 6.55%, Due 1/15/05          3,500,000        3,552,500
IMC Global, Inc. Notes, 7.625%, Due 11/01/05        1,500,000        1,537,500
International Game Technology Senior
  Notes, 7.875%, Due 5/15/04                        4,200,000        4,409,105
Iron Mountain, Inc. Senior Yankee Notes,
  8.125%, Due 5/15/08                               2,615,000        2,745,750
Kansas Gas and Electric Company First
  Mortgage Notes, 6.20%, Due 1/15/06                1,975,000        2,054,000
Kansas Gas and Electric First Mortgage Notes,
  6.50%, Due 8/01/05                                1,400,000        1,491,000
Lear Corporation Senior Notes, Series B,
  7.96%, Due 5/15/05                                4,700,000        5,052,500
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06           3,970,000        4,700,770
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                3,180,000        3,720,069
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                3,000,000        3,127,500
Magnum Hunter Resources, Inc. Senior Notes,
  10.00%, Due 6/01/07                               3,822,000        3,993,990
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                               3,000,000        3,037,860
Mohegan Tribal Gaming Authority Senior
  Notes, 8.125%, Due 1/01/06                        3,345,000        3,570,788
Nextel Communications, Inc. Senior Notes,
  12.00%, Due 11/01/08                              2,615,000        2,824,200
Owens-Illinois, Inc. Senior Notes,
  7.85%, Due 5/15/04                                2,700,000        2,835,000
Park Place Entertainment Corporation Senior
  Subordinated Notes, 7.875%, Due 12/15/05          4,100,000        4,305,000
Parker & Parsley Petroleum Company Senior
  Notes, 8.25%, Due 8/15/07                         3,430,000        3,906,770
Paxson Communications Corporation
  Floating Rate Term Loan B, 4.63%,
  Due 7/11/06                                       1,965,000        1,955,175
Penn National Gaming, Inc. Senior
  Subordinated Notes, Series B, 11.125%,
  Due 3/01/08                                       2,550,000        2,824,125
JC Penney Company, Inc. Debentures,
  7.40%, Due 4/01/37                                4,665,000        4,874,925
Qwest Corporation Notes, 6.625%,
  Due 9/15/05                                       3,350,000        3,366,750
Qwest Corporation Notes, 7.20%,
  Due 11/01/04                                      1,700,000        1,725,500
Riverwood International Corporation
  Floating Rate Term Loan B, 4.04%,
  Due 12/31/06                                      4,000,000        3,990,000
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Yankee Notes, Series B,
  10.00%, Due 3/15/05                               2,880,000        3,103,200
Saks, Inc. Guaranteed Notes, 7.00%,
  Due 7/15/04                                       2,475,000        2,598,750
Service Corporation International Notes,
  7.20%, Due 6/01/06                                1,775,000        1,783,875
Silgan Holdings, Inc. Senior Subordinated
  Debentures, 9.00%, Due 6/01/09                    2,595,000        2,711,775
Smurfit Capital Funding PLC Guaranteed
  Notes, 6.75%, Due 11/20/05                        3,315,000        3,400,258
Southern California Edison Company First
  Refunding Mortgage Notes, 8.00%,
  Due 2/15/07 (b)                                   2,475,000        2,710,125
Sprint Capital Corporation Notes,
  7.90%, Due 3/15/05                                3,835,000        4,084,275
Starwood Hotels & Resorts Worldwide, Inc.
  Notes, 6.75%, Due 11/15/05                        2,580,000        2,672,155

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Steel Dynamics, Inc. Floating Rate Term Loan,
  5.05%, Due 3/15/08                                1,683,296        1,691,713
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                        1,790,000        2,000,325
Stone Container Finance Guaranteed Notes,
  11.50%, Due 8/15/06 (b)                           1,280,000        1,376,000
TXU Energy Company Notes, 6.125%,
  Due 3/15/08 (b)                                   4,115,000        4,406,005
Tanger Properties LP Notes,
  7.875%, Due 10/24/04 (h)                          4,580,000        4,705,950
Telecorp PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 4/15/09
  (Rate Reset Effective 4/15/04)                    2,550,000        2,626,500
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                     6,230,000        6,424,688
Triad Hospitals, Inc. Floating Rate Term
  Loan B, 4.31%, Due 1/04/08                        3,934,545        3,954,218
Tyco International Group SA Guaranteed
  Yankee Notes, 5.80%, Due 8/01/06                  5,325,000        5,271,750
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior Notes,
  10.375%, Due 11/15/09                             2,306,000        2,571,190
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $215,657,095)                          221,869,568
------------------------------------------------------------------------------
Municipal Bonds 0.4%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07         1,500,000        1,342,500
------------------------------------------------------------------------------
Total Municipal Bonds (Cost $1,318,999)                              1,342,500
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.2%
Salomon Brothers Mortgage Securities VII, Inc.
  Floating Rate Mortgage
  Pass-Thru Certificates, Series 1994-5,
  Class B2, 4.3501%, Due 4/25/24                      680,021          677,819
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $652,820)                              677,819
------------------------------------------------------------------------------
Short-Term Investments (a) 24.1%
Corporate Bonds 16.3%
Altria Group, Inc. Notes, 6.80%, Due 12/01/03       1,740,000        1,749,010
Avista Corporation Notes, 6.25%, Due 11/24/03       5,000,000        5,162,500
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                    2,320,000        2,331,690
Chesapeake Energy Corporation Senior Notes,
  7.875%, Due 3/15/04                               2,000,000        2,080,000
Crown Cork & Seal Finance SA Yankee Notes,
  6.75%, Due 12/15/03                               1,930,000        1,958,950
Dana Corporation Notes, 6.25%, Due 3/01/04          2,380,000        2,415,700
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.50%, Due 2/15/04             3,915,000        4,141,079
Hercules, Inc. Notes, 6.625%, Due 6/01/03           5,550,000        5,577,750
ITT Corporation Notes, 6.75%, Due 11/15/03          1,670,000        1,695,330
Kansas Gas and Electric Company First
  Mortgage Notes, 7.60%, Due 12/15/03               1,000,000        1,020,000
Levi Strauss & Company Notes,
  6.80%, Due 11/01/03                               5,065,000        5,178,962
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                         2,900,000        2,929,000
Pacific Gas & Electric Company First Mortgage
  Notes, Series 1993C, 6.25%, Due 8/01/03          5,245,000         5,258,113
Shopko Stores, Inc. Senior Notes,
  6.50%, Due 8/15/03                                2,500,000        2,512,500
Tommy Hilfiger USA, Inc. Guaranteed Notes,
  6.50%, Due 6/01/03                                1,240,000        1,252,400
Xerox Corporation Notes, 5.50%, Due 11/15/03        3,590,000        3,643,850
                                                                --------------
                                                                    48,906,834
Repurchase Agreements 7.8%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase Proceeds
  $21,300,793); Collateralized by: United
  States Government & Agency Issues (d)            21,300,000       21,300,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase Proceeds
  $2,029,156); Collateralized by: United
  States Government & Agency Issues (d)             2,029,100        2,029,100
                                                                --------------
                                                                    23,329,100
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $71,471,793)                     72,235,934
------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $293,285,257) 100.2%                                        300,465,565
Other Assets and Liabilities, Net (0.2%)                              (754,493)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $  299,711,072
==============================================================================

                          STRONG CORPORATE INCOME FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 88.8%
AOL Time Warner, Inc. Notes, 6.75%,
  Due 4/15/11                                   $     225,000   $      244,736
AT&T Wireless Services, Inc. Senior Notes,
  7.35%, Due 3/01/06                                  150,000          167,234
Alcoa, Inc. Notes, 7.25%, Due 8/01/05                 150,000          166,481
American General Finance Corporation
  Medium-Term Notes, Series H, 4.50%,
  Due 11/15/07                                        175,000          183,018
Anheuser Busch Companies, Inc. Notes,
  5.375%, Due 9/15/08                                 250,000          273,825
Astoria Financial Corporation Notes,
  5.75%, Due 10/15/12                                  50,000           50,806
BNP Paribas Subordinated Notes,
  7.20%, Due 1/15/07                                  350,000          400,785
Bank of America Corporation Senior Notes,
  7.125%, Due 9/15/06                                 450,000          512,833
Bear Stearns Companies, Inc. Senior Notes,
  6.75%, Due 12/15/07                                 100,000          114,236
Bellsouth Corporation Notes, 6.00%,
  Due 10/15/11                                        165,000          183,719
Boeing Capital Corporation Notes, 6.50%,
  Due 2/15/12                                         165,000          177,768
Boeing Company Senior Notes, 5.125%,
  Due 2/15/13                                          75,000           76,088
Bottling Group LLC Senior Notes, 4.625%,
  Due 11/15/12 (b)                                    300,000          299,309
British Telecom PLC Variable Rate Yankee
  Notes, 7.875%, Due 12/15/05                         180,000          204,198
Burlington Northern Santa Fe Corporation
  Notes, 7.125%, Due 12/15/10                         150,000          176,808
CIT Group, Inc. Notes, 6.50%, Due 2/07/06             100,000          108,267
CSX Corporation Debentures, 7.25%,
  Due 5/01/04                                         100,000          105,210

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                    STRONG CORPORATE INCOME FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Canadian National Railways Yankee Notes,
  6.375%, Due 10/15/11                          $     175,000   $      198,124
ChevronTexaco Capital Company Notes,
  3.50%, Due 9/17/07                                  350,000          358,551
Citigroup, Inc. Notes, 5.50%, Due 8/09/06              90,000           98,424
Citigroup, Inc. Subordinated Notes,
  5.625%, Due 8/27/12                                 240,000          259,495
Citizens Communications Company Senior Notes,
  7.625%, Due 8/15/08                                 100,000          116,992
Clear Channel Communications, Inc. Senior
  Notes:
  4.625%, Due 1/15/08                                 100,000          103,129
  5.75%, Due 1/15/13                                   50,000           52,936
Comcast Corporation Senior Notes:
  5.85%, Due 1/15/10                                   90,000           95,927
  6.50%, Due 1/15/15                                  200,000          217,820
Conagra Foods, Inc. Notes, 6.00%, Due 9/15/06         175,000          191,523
Conagra Foods, Inc. Senior Notes,
  9.875%, Due 11/15/05                                100,000          117,522
Conoco Funding Company Notes,
  6.35%, Due 10/15/11                                 265,000          300,811
Consumers Energy Company First Mortgage
  Notes, Series B, 5.375%, Due 4/15/13 (b)            150,000          153,855
Core Investment Grade Trust Pass-Thru
  Certificates, 4.727%, Due 11/30/07                  400,000          415,952
Countrywide Home Loans, Inc. Medium-Term
  Notes, Series K, 3.50%, Due 12/19/05                250,000          256,173
Cox Communications, Inc. Notes, 7.75%,
  Due 8/15/06                                         180,000          205,008
Credit Suisse First Bank USA, Inc. Notes:
  4.625%, Due 1/15/08                                 150,000          157,422
  5.875%, Due 8/01/06                                  50,000           54,676
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #1, 7.375%, Due 9/15/06                     225,000          250,984
DaimlerChrysler North America Holding
  Corporation Notes, 7.75%, Due 1/18/11               100,000          116,558
Deutsche Telekom International Finance Notes,
  8.50%, Due 6/15/10                                  225,000          271,652
Walt Disney Company Medium-Term Notes,
  6.375%, Due 3/01/12                                 165,000          180,806
Dominion Resources, Inc. Notes, 6.25%,
  Due 6/30/12                                         270,000          298,114
EOP Operating LP Notes, 6.75%, Due 2/15/12            165,000          184,988
FPL Group Capital, Inc. Guaranteed
  Debentures, 3.25%, Due 4/11/06                      200,000          202,430
Fiserv, Inc. Notes, 4.00%, Due 4/15/08 (b)            200,000          203,181
Florida Power and Light Company First
  Mortgage Bonds, 4.85%, Due 2/01/13                  100,000          103,323
Ford Motor Credit Company Notes:
  6.50%, Due 1/25/07                                  100,000          102,303
  6.875%, Due 2/01/06                                 200,000          207,029
  7.50%, Due 3/15/05                                  355,000          371,485
France Telecom SA Yankee Notes, 9.25%,
  Due 3/01/11                                         175,000          214,390
General Electric Capital Corporation Medium-Term
  Notes, Series A, 5.875%, Due 2/15/12                545,000          597,111
General Mills Corporation Notes, 8.75%,
  Due 9/15/04                                         175,000          189,993
General Motors Acceptance Corporation Notes,
  6.875%, Due 8/28/12                                 345,000          351,443
Goldman Sachs Group, Inc. Notes,
  7.625%, Due 8/17/05                                 225,000          252,011
HSBC Holdings PLC Yankee Notes,
  5.25%, Due 12/12/12                                 300,000          312,713
Harrahs Operating, Inc. Senior Notes,
  7.125%, Due 6/01/07                                 180,000          197,781
Health Care Property Investment, Inc. Notes,
  6.875%, Due 6/08/05 (Remarketing
  Date 6/08/05)                                       200,000          214,056
Household Finance Corporation Notes:
  5.75%, Due 1/30/07                                  245,000          266,450
  6.375%, Due 11/27/12                                175,000          193,410
  6.50%, Due 1/24/06                                   90,000          100,193
International Bank for Reconstruction and
  Development Yankee Bonds, 4.375%,
  Due 9/28/06                                          40,000           42,565
International Game Technology Senior Notes,
  8.375%, Due 5/15/09                                 100,000          119,483
International Lease Finance Corporation Notes,
  5.875%, Due 5/01/13                                  50,000           50,829
International Paper Company Notes, 5.85%,
  Due 10/30/12 (b)                                    150,000          160,648
JP Morgan Chase & Company Subordinated
  Notes, 6.75%, Due 8/15/08                           250,000          288,091
Kerr-McGee Corporation Notes, 6.875%,
  Due 9/15/11                                          50,000           56,211
KeyCorp Senior Medium-Term Notes,
  Tranch #85, 4.625%, Due 5/16/05                     250,000          262,551
KeyCorp Senior Subordinated Notes,
  8.00%, Due 7/01/04                                  100,000          107,076
Kimberly-Clark Corporation Notes, 4.50%,
  Due 7/30/05 (b)                                     400,000          422,470
Kraft Foods, Inc. Global Notes, 5.25%,
  Due 6/01/07                                         125,000          131,703
Kroger Company Notes, 6.75%, Due 4/15/12              100,000          111,615
Lehman Brothers Holdings, Inc. Notes,
  4.00%, Due 1/22/08                                  250,000          255,621
Lockheed Martin Corporation Notes,
  8.20%, Due 12/01/09                                 165,000          205,053
M&T Bank Corporation, Floating Rate
  Subordinated Notes, 3.85%, Due 4/01/13              250,000          251,684
MBNA Corporation Medium-Term Notes,
  5.625%, Due 11/30/07 (b)                             55,000           57,777
Merrill Lynch and Company, Inc. Medium-Term
  Notes, Tranche #312, 4.00%, Due 11/15/07            180,000          184,734
Metlife, Inc. Debentures, 3.911%, Due 5/15/05          75,000           77,767
Morgan Stanley Notes:
  5.30%, Due 3/01/13                                  150,000          155,983
  5.80%, Due 4/01/07                                  280,000          305,470
National Rural Utilities Cooperative Finance
  Corporation Collateral Trust Notes,
  6.00%, Due 5/15/06                                   50,000           54,938
National Rural Utilities Cooperative Finance
  Corporation Notes, 5.75%, Due 8/28/09               350,000          380,231
Newmont Mining Corporation Notes,
  8.625%, Due 5/15/11                                 150,000          182,429
News America Holdings, Inc. Debentures,
  8.25%, Due 8/10/18                                  170,000          210,154
NiSource Finance Corporation Notes,
  7.625%, Due 11/15/05                                200,000          224,846
Northern States Power Company First Mortgage
  Bonds, Series B, 8.00%, Due 8/28/12                 150,000          185,882
Occidental Petroleum Corporation Senior
  Notes, 6.50%, Due 4/01/05                           175,000          189,262
PNC Funding Corporation Subordinated Notes,
  6.875%, Due 7/15/07                                 300,000          336,821

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Pan American Energy LLC Yankee Notes,
  6.625%, Due 9/15/05                           $     300,000   $      331,614
Pemex Project Funding Master Trust Medium-
  Term Notes, 6.125%, Due 8/15/08 (b)                  65,000           68,900
Petroleos Mexicanos Yankee Notes, 6.50%,
  Due 2/01/05                                         270,000          288,495
Principal Life Global Funding I Medium-Term
  Notes, Tranche #23, 3.625%, Due 4/30/08 (b)         250,000          251,458
Procter & Gamble Company Notes, 6.875%,
  Due 9/15/09                                         165,000          196,326
Province of Quebec Notes, 5.00%, Due 7/17/09          165,000          177,839
Public Service Electric & Gas Company Notes,
  9.125%, Due 7/01/05                                 400,000          455,205
Regency Centers LP Notes, 7.95%, Due 1/15/11          180,000          217,358
Republic of Chile Yankee Bonds,
  5.50%, Due 1/15/13                                  100,000          102,625
Republic Services, Inc. Notes, 7.125%,
  Due 5/15/09                                         100,000          116,484
Simon Property Group LP Notes,
  7.125%, Due 2/09/09                                 150,000          170,268
Southwestern Electric Power Company First
  Mortgage Bonds, 7.00%, Due 9/01/07                  150,000          169,158
Sprint Capital Corporation Notes:
  6.00%, Due 1/15/07                                  100,000          102,500
  6.125%, Due 11/15/08                                140,000          143,500
Suntrust Banks, Inc. Notes, 5.05%, Due 7/01/07        200,000          215,950
TXU Energy Company Notes, 6.125%,
  Due 3/15/08 (b)                                     200,000          214,144
Target Corporation Notes, 6.35%, Due 1/15/11          165,000          187,362
Texas Eastern Transmission Corporation Notes,
  5.25%, Due 7/15/07                                   85,000           89,581
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                  150,000          162,456
Travelers Property Casualty Corporation Notes,
  5.00%, Due 3/15/13 (b)                              100,000          102,032
US Bancorp Medium-Term Notes,
  4.75%, Due 6/30/05                                  125,000          132,378
UST, Inc. Senior Notes, 8.80%, Due 3/15/05            410,000          452,175
Unilever Capital Corporation Notes,
  7.125%, Due 11/01/10                                265,000          315,715
Union Pacific Notes, 5.75%, Due 10/15/07              220,000          240,479
United Mexican States Yankee Bonds,
  8.625%, Due 3/12/08                                 180,000          215,730
United Mexican States Yankee Notes,
  7.50%, Due 1/14/12                                   50,000           56,513
Verizon Global Funding Corporation Notes,
  7.375%, Due 9/01/12                                 280,000          332,770
Verizon Wireless Capital LLC Notes,
  5.375%, Due 12/15/06                                100,000          107,868
Viacom, Inc. Notes, 7.15%, Due 5/20/05                300,000          328,197
Vodafone Group PLC Yankee Notes,
  7.625%, Due 2/15/05                                 175,000          192,519
Wal-Mart Stores, Inc. Senior Notes,
  6.875%, Due 8/10/09                                 330,000          391,280
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                                 300,000          327,773
Waste Management, Inc. Senior Notes,
  6.50%, Due 11/15/08                                 150,000          168,223
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                                 250,000          271,850
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $23,816,396)                            24,490,684
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 2.8%
Bear Stearns Commercial Mortgage Securities,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 2003-T10, Class A2,
  4.74%, Due 3/13/40                                  775,000          781,539
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $778,953)                              781,539
------------------------------------------------------------------------------
United States Government &
  Agency Issues 3.6%
SLM Corporation Medium-Term Notes,
  Tranche #13, 3.625%, Due 3/17/08                    200,000          201,719
United States Treasury Notes
  2.125%, Due 10/31/04                                 40,000           40,498
  3.00%, Due 2/15/08                                  140,000          141,488
  3.50%, Due 11/15/06                                 375,000          391,026
  4.75%, Due 11/15/08                                  30,000           32,631
  5.75%, Due 11/15/05                                 170,000          186,887
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $990,251)                                        994,249
------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Corporate Bonds 1.0%
Husky Oil, Ltd. Senior Yankee Notes,
  6.875%, Due 11/15/03                                175,000          179,612
USL Capital Corporation Senior Notes,
  6.50%, Due 12/01/03                                 100,000          101,229
                                                                --------------
                                                                       280,841
Repurchase Agreements 3.4%
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase Proceeds $941,226);
  Collateralized by: United States Government
  & Agency Issues (d)                                 941,200          941,200
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,221,540)                       1,222,041
------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $26,807,140) 99.6%                                          27,488,513
Other Assets and Liabilities, Net 0.4%                                 104,841
------------------------------------------------------------------------------
Net Assets 100.0%                                               $   27,593,354
==============================================================================

                          STRONG SHORT-TERM INCOME FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 37.9%
ABN AMRO Bank NV Subordinated Notes,
  7.25%, Due 5/31/05                            $     500,000   $      552,138
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                                  515,000          559,724
Boeing Capital Corporation Senior Notes,
  7.10%, Due 9/27/05                                  500,000          548,685
Burlington Northern Santa Fe Corporation
  Notes, 6.375%, Due 12/15/05                         515,000          569,966
ChevronTexaco Capital Company Notes,
  3.50%, Due 9/17/07                                  250,000          256,108
Citizens Communications Company Senior
  Notes, 7.625%, Due 8/15/08                          250,000          292,479
Clear Channel Communications, Inc. Senior
  Notes, 4.625%, Due 1/15/08                          515,000          531,116
Consumers Energy Company Senior Notes,
  6.25%, Due 9/15/06                                  150,000          165,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                    STRONG SHORT-TERM INCOME FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Core Investment Grade Trust Pass-Thru
  Certificates, 4.727%, Due 11/30/07            $   1,000,000   $    1,039,880
Cox Communications, Inc. Notes,
  6.875%, Due 6/15/05                                 500,000          546,768
DaimlerChrysler North America Holding
  Corporation Notes, 4.75%, Due 1/15/08               500,000          517,068
Walt Disney Company Notes, 7.30%,
  Due 2/08/05                                         500,000          540,786
Dominion Resources, Inc. Senior Notes,
  Series B, 7.625%, Due 7/15/05                       500,000          555,723
Ford Motor Credit Company Notes,
  6.875%, Due 2/01/06                                 500,000          517,572
France Telecom Variable Rate Yankee Notes,
  8.70%, Due 3/01/06                                  250,000          284,135
General Electric Capital Corporation
  Medium-Term Notes, Series A:
  5.375%, Due 3/15/07                                  15,000           16,332
  6.50%, Due 12/10/07                                 750,000          853,206
General Electric Capital Corporation Notes,
  3.50%, Due 5/01/08                                  250,000          251,422
General Mills Corporation Notes,
  8.75%, Due 9/15/04                                  500,000          542,837
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                           500,000          527,568
Goldman Sachs Group, Inc. Notes,
  4.125%, Due 1/15/08                                 500,000          516,577
Kroger Company Senior Notes,
  7.375%, Due 3/01/05                                 500,000          540,685
Lehman Brothers Holdings, Inc. Notes,
  4.00%, Due 1/22/08                                  250,000          255,621
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                  105,000          122,832
Lockheed Martin Corporation Notes,
  7.25%, Due 5/15/06                                  400,000          453,201
Metlife, Inc. Debentures, 3.911%, Due 5/15/05         130,000          134,796
Nabisco, Inc. Notes, 6.85%, Due 6/15/05               200,000          215,509
NiSource Finance Corporation Notes,
  7.625%, Due 11/15/05                                135,000          151,771
Pan American Energy LLC Yankee Notes,
  6.625%, Due 9/15/05                                 250,000          276,345
Raytheon Company Notes, 8.20%,
  Due 3/01/06                                         500,000          574,432
Simon Property Group, Inc. Notes,
  7.75%, Due 8/15/04 (b)                              250,000          265,766
Sprint Capital Corporation Notes,
  6.00%, Due 1/15/07                                  500,000          512,500
TCI Communications, Inc. Notes,
  6.875%, Due 2/15/06                                 500,000          548,382
Texas Eastern Transmission Corporation
  Notes, 5.25%, Due 7/15/07                           400,000          421,556
Time Warner, Inc. Debentures,
  7.48%, Due 1/15/08                                  500,000          558,165
US Bank National Association Notes,
  6.50%, Due 2/01/08                                  500,000          568,741
Verizon Global Funding Corporation Notes,
  4.00%, Due 1/15/08                                1,030,000        1,054,856
Wal-Mart Stores, Inc. Notes,
  4.375%, Due 7/12/07                               1,015,000        1,074,114
Waste Management, Inc. Senior Notes,
  6.50%, Due 11/15/08                                 450,000          504,671
Wells Fargo & Company Senior Notes,
  5.25%, Due 12/01/07                               1,015,000        1,103,710
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $19,098,502)                            19,522,743
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 32.0%
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates,
  Series 2002-1A, Class IIA-3, 5.35%,
  Due 6/25/32                                         804,316          821,049
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                1,075,792        1,186,122
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                               1,000,000        1,024,366
Bank of America Mortgage Securities, Inc.
  Variable Rate Pass-Thru Certificates, Series
  2002-G, Class 2-A-1, 7.0794%, Due 7/20/32           688,300          714,744
California Federal Bank Adjustable Rate
  Mortgage Pass-Thru Certificates, Series
  1990-BN1, Class AX, 16.6278%,
  Due 11/25/20                                        924,163          922,863
Chase Mortgage Finance Corporation
  Pass-Thru Certificates, Series 2002-S7,
  Class 1A2, 6.50%, Due 2/25/27                       838,178          858,044
Citibank Credit Card Issuance Trust Notes,
  Series 2001-A8, Class A8,
  4.10%, Due 12/07/06                                 525,000          546,400
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 2002-5, Class IA-4,
  6.25%, Due 4/25/32                                  809,179          812,717
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates:
  Series 2001-HYB1, Class 2A1,
  6.1515%, Due 6/19/31                                545,176          556,335
  Series 2001-23, Class 1-A-1,
  5.423%, Due 12/25/31                                733,574          752,116
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1997-CU, Class A-2, 6.52%, Due 1/17/35            1,000,000        1,070,017
Credit Suisse First Boston Mortgage Securities
  Corporation Variable Rate Mortgage Pass-
  Thru Certificates, Series 2002-AR17,
  Class 2-A-1, 5.4369%, Due 12/19/39                  576,133          585,293
Credit Suisse First Boston Mortgage Securities
  Corporation Variable Rate Mortgage-
  Backed Certificates, Series 1998-WFC2,
  Class M-1, 3.22%, Due 12/28/37                      398,066          398,563
First Franklin Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates, Series
  2002-FF1, Class I-A-2, 3.79%, Due 4/25/32           825,000          839,180
GE Capital Mortgage Services, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1994-13,
  Class M, 6.50%, Due 4/25/24 (b)                     316,889          321,457
Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                  509,874          532,698
Greenwich Capital Commercial Funding
  Corporation Interest Only Mortgage
  Pass-Thru Certificates, Series 2002-C1,
  Class XPB, 1.7599%, Due 1/11/35 (b)               6,000,000          470,625

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
J.P. Morgan Residential Mortgage Acceptance
  Corporation Pass-Thru Certificates, Series
  2002-R2, Class I-A-1, 4.25%, Due 4/28/30
  (Acquired 1/17/03; Cost $388,915) (b) (g)     $     385,422   $      388,699
Master Adjustable Rate Mortgages Trust
  Mortgage Pass-Thru Certificates, Series
  2002-3, Class 4-A-1, 6.1641%, Due 10/25/32          505,088          518,249
Mellon Residential Funding Corporation,
  Mortgage Pass-Thru Certificates, Series
  2001-HEIL 1, Class A-3,
  5.945%, Due 2/25/11                                 927,726          938,281
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage
  Pass-Thru Certificates, Series 1994-23,
  Class A1, 4.7899%, Due 6/25/24                      502,098          501,643
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates, Series 2002-RS7, Class AIO,
  2.00%, Due 5/25/05                               22,032,432          406,278
Structured Asset Investment Loan Trust,
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                                6,000,000          448,125
Washington Mutual Mortgage Pass-Thru
  Certificates, Series 2002-AR4, Class A-7,
  5.5584%, Due 4/26/32                                478,073          488,866
Wells Fargo Mortgage Backed Securities
  Trust Variable Rate Mortgage Pass-Thru
  Certificates, Series 2002-D, Class I-A-5,
  5.25%, Due 8/25/32                                  405,873          407,996
------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $16,328,971)                                     16,510,726
------------------------------------------------------------------------------
United States Government &
  Agency Issues 20.0%
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #1B0123, 6.15%, Due 9/01/31                    696,546          725,335
  Pool #1B0128, 6.161%, Due 9/01/31                   919,396          956,171
  Pool #786823, 6.067%, Due 7/01/29                   729,817          758,221
  Pool #865469, 6.824%, Due 8/01/25                   137,024          143,828
FHLMC Guaranteed Interest Only Mortgage
  Participation Certificates, 5.50%,
  Due 12/25/04                                     10,000,000          373,000
FHLMC Guaranteed Interest Only
  Participation Certificates, Series T-53,
  Class S, 6.50%, Due 6/25/05                       3,500,000          451,150
FHLMC Participation Certificates:
  6.25%, Due 9/15/22                                   87,682           87,626
  7.00%, Due 11/17/13                                 872,769          940,954
  7.50%, Due 12/01/11                                 417,833          450,345
  7.50%, Due 6/01/12                                  500,000          536,806
  7.50%, Due 10/01/12                                 980,558        1,052,739
  8.00%, Due 12/25/22                                 869,633          957,933
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  8.00%, Due 6/01/12                                  893,722          979,603
  8.00%, Due 9/01/23                                  115,893          127,074
  8.33%, Due 7/15/20                                  559,814          622,414
  9.00%, Due 2/15/20                                   19,881           22,610
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust, Series 2002-T6, Class A4,
  5.7883%, Due 3/25/41                                 19,783           20,673
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate Certificates,
  Series 2002-33, Class A4,
  5.8293%, Due 11/25/30                               224,195          232,883
GNMA Guaranteed Pass-Thru Certificates,
  8.00%, Due 12/15/23                                 759,512          833,212
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $10,184,296)                                  10,272,577
------------------------------------------------------------------------------
Short-Term Investments (a) 8.6%
Corporate Bonds 2.5%
Altria Group, Inc. Notes, 7.50%, Due 4/01/04          500,000          510,117
Cox Communications, Inc. Notes, 6.15%,
  Due 8/01/03                                          15,000           15,023
EOP Operating LP Notes,
  7.375%, Due 11/15/03                                500,000          513,856
Husky Oil, Ltd. Senior Yankee Notes,
  6.875%, Due 11/15/03                                250,000          256,589
Simon Property Group LP Notes,
  6.75%, Due 2/09/04                                   15,000           15,575
                                                                --------------
                                                                     1,311,160
Repurchase Agreements 6.0%
ABN AMRO Inc. (Dated 4/30/03),
  1.34%, Due 5/01/03 (Repurchase Proceeds
  $2,000,074); Collateralized by: United
  States Government & Agency Issues (d)             2,000,000        2,000,000
State Street Bank (Dated 4/30/03),
  1.00%, Due 5/01/03 (Repurchase Proceeds
  $1,080,530); Collateralized by: United
  States Government & Agency Issues (d)             1,080,500        1,080,500
                                                                --------------
                                                                     3,080,500
United States Government Issues 0.1%
United States Treasury Bills, Due 5/29/03 (c)         50,0000           49,958
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,448,788)                       4,441,618
------------------------------------------------------------------------------

Total Investments in Securities
 (Cost $50,060,557) 98.5%                                           50,747,664
Other Assets and Liabilities, Net 1.5%                                 777,873
------------------------------------------------------------------------------
Net Assets 100.0%                                               $   51,525,537
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                   Expiration    Face Amount    Appreciation/
                                      Date        at Value      (Depreciation)
------------------------------------------------------------------------------
Purchased:
40 Ninety-Day Eurodollars             9/03      $   9,882,500   $       30,383

LEGEND

(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)  Restricted security.
(c) All or a portion of security pledged as collateral to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.
(g)  Illiquid security.
(h)  Accretion Bond.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                             (In Thousands, Except As Noted)

                                                                  Strong Corporate  Strong High-Yield  Strong Short-Term
                                                                     Bond Fund          Bond Fund         Bond Fund
                                                                  ----------------  -----------------  -----------------
Assets:
  Investments in Securities, at Value
    (Cost of $699,583, $567,631 and $867,883, respectively)        $      749,110    $      547,366     $      888,506
  Receivable for Securities Sold                                            2,263            11,758             24,070
  Receivable for Fund Shares Sold                                             472               479                 79
  Interest and Dividends Receivable                                        10,768            11,000             10,019
  Variation Margin Receivable                                                  --                --                 74
  Other Assets                                                                 86                79                184
                                                                   --------------    --------------     --------------
  Total Assets                                                            762,699           570,682            922,932

Liabilities:
  Payable for Securities Purchased                                          8,704            21,671             26,504
  Payable for Fund Shares Redeemed                                            272               273                421
  Payable Upon Return of Securities on Loan                                30,603                --              7,490
  Dividends Payable                                                         2,954             3,363              2,878
  Variation Margin Payable                                                    220                --                 --
  Accrued Operating Expenses and Other Liabilities                            665               446                326
                                                                   --------------    --------------     --------------
  Total Liabilities                                                        43,418            25,753             37,619
                                                                   --------------    --------------     --------------
Net Assets                                                         $      719,281    $      544,929     $      885,313
                                                                   ==============    ==============     ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $      847,602    $      983,604     $    1,062,410
  Undistributed Net Investment Income (Loss)                                   45                33             (2,426)
  Undistributed Net Realized Gain (Loss)                                 (178,099)         (418,443)          (196,667)
  Net Unrealized Appreciation (Depreciation)                               49,733           (20,265)            21,996
                                                                   --------------    --------------     --------------
  Net Assets                                                       $      719,281    $      544,929     $      885,313
                                                                   ==============    ==============     ==============

Investor Class ($ and shares in full)
  Net Assets                                                       $  634,009,504    $  485,267,324     $  813,909,157
  Capital Shares Outstanding (Unlimited Number Authorized)             60,828,391        67,046,139         91,596,164

  Net Asset Value Per Share                                        $        10.42    $         7.24     $         8.89
                                                                   ==============    ==============     ==============
Institutional Class ($ and shares in full)
  Net Assets                                                       $   54,087,027    $   35,867,375     $   60,132,115
  Capital Shares Outstanding (Unlimited Number Authorized)              5,194,855         4,941,943          6,760,962

  Net Asset Value Per Share                                        $        10.41    $         7.26     $         8.89
                                                                   ==============    ==============     ==============
Advisor Class ($ and shares in full)
  Net Assets                                                       $   31,184,758    $   23,794,438     $   11,271,384
  Capital Shares Outstanding (Unlimited Number Authorized)              2,992,800         3,297,953          1,268,380

  Net Asset Value Per Share                                        $        10.42    $         7.21     $         8.89
                                                                   ==============    ==============     ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                             (In Thousands,
                                                            Except As Noted)

                                                           Strong Government
                                                            Securities Fund
                                                           -----------------
Assets:
  Investments in Securities, at Value
   (Cost of $3,552,614)                                    $       3,628,441
  Receivable for Securities Sold                                     470,826
  Receivable for Fund Shares Sold                                      2,009
  Interest and Dividends Receivable                                   29,660
  Variation Margin Receivable                                            228
  Other Assets                                                         3,273
                                                           -----------------
  Total Assets                                                     4,134,437

Liabilities:
  Payable for Securities Purchased                                 1,092,414
  Written Options, at Value (Premiums Received of $1,054)                461
  Payable for Fund Shares Redeemed                                     2,308
  Payable Upon Return of Securities on Loan                          384,754
  Dividends Payable                                                    6,713
  Accrued Operating Expenses and Other Liabilities                       641
                                                           -----------------
  Total Liabilities                                                1,487,291
                                                           -----------------
Net Assets                                                 $       2,647,146
                                                           =================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $       2,543,929
  Undistributed Net Investment Income (Loss)                          (5,760)
  Undistributed Net Realized Gain (Loss)                              31,542
  Net Unrealized Appreciation (Depreciation)                          77,435
                                                           -----------------
  Net Assets                                               $       2,647,146
                                                           =================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                             (In Thousands,
                                                            Except As Noted)

                                                           Strong Government
                                                            Securities Fund
                                                           -----------------
Investor Class ($ and shares in full)
  Net Assets                                               $   2,393,917,341
  Capital Shares Outstanding (Unlimited Number Authorized)       213,379,604

  Net Asset Value Per Share                                $           11.22
                                                           =================

Institutional Class ($ and shares in full)
  Net Assets                                               $     104,241,202
  Capital Shares Outstanding (Unlimited Number Authorized)         9,297,192

  Net Asset Value Per Share                                $           11.21
                                                           =================
Advisor Class ($ and shares in full)
  Net Assets                                               $     147,489,691
  Capital Shares Outstanding (Unlimited Number Authorized)        13,153,291

  Net Asset Value Per Share                                $           11.21
                                                           =================
Class C ($ and shares in full)
  Net Assets                                               $       1,497,485
  Capital Shares Outstanding (Unlimited Number Authorized)           133,567

  Net Asset Value Per Share                                $           11.21
                                                           =================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                           (In Thousands, Except As Noted)

                                                                 Strong Short-Term
                                                                    High Yield
                                                                     Bond Fund
                                                                 -----------------
Assets:
  Investments in Securities, at Value (Cost of $293,285)           $     300,466
  Receivable for Securities Sold                                           1,928
  Receivable for Fund Shares Sold                                          1,444
  Interest and Dividends Receivable                                        5,693
  Other Assets                                                                55
                                                                   -------------
  Total Assets                                                           309,586

Liabilities:
  Payable for Securities Contracts Purchased                               8,322
  Payable for Fund Shares Redeemed                                           136
  Dividends Payable                                                        1,288
  Accrued Operating Expenses and Other Liabilities                           129
                                                                   -------------
  Total Liabilities                                                        9,875
                                                                   -------------
Net Assets                                                         $     299,711
                                                                   =============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $     371,118
  Undistributed Net Investment Income (Loss)                                   8
  Undistributed Net Realized Gain (Loss)                                 (78,595)
  Net Unrealized Appreciation (Depreciation)                               7,180
                                                                   -------------
  Net Assets                                                       $     299,711
                                                                   =============

Investor Class ($ and shares in full)
  Net Assets                                                       $ 250,147,298
  Capital Shares Outstanding (Unlimited Number Authorized)            29,111,261

  Net Asset Value Per Share                                        $        8.59
                                                                   =============

Advisor Class ($ and shares in full)
  Net Assets                                                       $  49,563,774
  Capital Shares Outstanding (Unlimited Number Authorized)             5,768,628

  Net Asset Value Per Share                                        $        8.59
                                                                   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                (In Thousands, Except As Noted)

                                                             Strong Corporate   Strong Short-Term
                                                               Income Fund         Income Fund
                                                             ----------------   -----------------
Assets:
  Investments in Securities, at Value (Cost of $26,807 and
    $50,061, respectively)                                      $   27,489         $    50,748
  Receivable for Securities Sold                                        --                 609
  Interest and Dividends Receivable                                    378                 669
  Variation Margin Receivable                                           --                   7
  Other Assets                                                          22                  27
                                                                ----------         -----------
  Total Assets                                                      27,889              52,060

Liabilities:
  Payable for Securities Purchased                                     188                 250
  Dividends Payable                                                     88                 165
  Accrued Operating Expenses and Other Liabilities                      20                 119
                                                                ----------         -----------
  Total Liabilities                                                    296                 534
                                                                ----------         -----------
Net Assets                                                      $   27,593         $    51,526
                                                                ==========         ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                 $   26,874         $    50,712
  Undistributed Net Investment Income (Loss)                            --                (141)
  Undistributed Net Realized Gain (Loss)                                38                 238
  Net Unrealized Appreciation (Depreciation)                           681                 717
                                                                ----------         -----------
  Net Assets                                                    $   27,593         $    51,526
                                                                ==========         ===========
  Capital Shares Outstanding (Unlimited Number Authorized)           2,684               5,079

  Net Asset Value Per Share                                     $    10.28         $     10.15
                                                                ==========         ===========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                                      (In Thousands)

                                                                  Strong Corporate   Strong High-Yield   Strong Short-Term
                                                                     Bond Fund           Bond Fund           Bond Fund
                                                                  ----------------   -----------------   -----------------
Income:
  Interest                                                           $   22,915         $   25,077           $   20,982
  Dividends - Unaffiliated Issuers                                          281                277                   75
  Dividends - Affiliated Issuers                                             --                 --                    5
                                                                     ----------         ----------           ----------
  Total Income                                                           23,196             25,354               21,062

Expenses (Note 4):
  Investment Advisory Fees                                                1,343                952                1,705
  Administrative Fees                                                       939                663                1,199
  Custodian Fees                                                             38                 15                   31
  Shareholder Servicing Costs                                             1,074                611                  945
  12b-1 Fees                                                                 38                 25                   12
  Reports to Shareholders                                                   190                121                  171
  Other                                                                     133                112                  113
                                                                     ----------         ----------           ----------
  Total Expenses before Expense Offsets                                   3,755              2,499                4,176
  Expense Offsets                                                            (9)                (6)                  (4)
                                                                     ----------         ----------           ----------
  Expenses, Net                                                           3,746              2,493                4,172
                                                                     ----------         ----------           ----------
Net Investment Income (Loss)                                             19,450             22,861               16,890

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          11,153            (34,568)                 401
    Futures Contracts                                                    (1,335)                --                 (433)
                                                                     ----------         ----------           ----------
    Net Realized Gain (Loss)                                              9,818            (34,568)                 (32)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          55,106            103,541               12,612
    Futures Contracts                                                    (1,080)                --                  733
                                                                     ----------         ----------           ----------
    Net Change in Unrealized Appreciation/Depreciation                   54,026            103,541               13,345
                                                                     ----------         ----------           ----------
Net Gain (Loss) on Investments                                           63,844             68,973               13,313
                                                                     ----------         ----------           ----------
Net Increase (Decrease) in Net Assets Resulting from Operations      $   83,294         $   91,834           $   30,203
                                                                     ==========         ==========           ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                (In Thousands)

                                                               Strong Government
                                                                Securities Fund
                                                               -----------------
Income:
  Interest                                                        $    47,526
  Dividends - Affiliated Issuers                                           52
                                                                  -----------
  Total Income                                                         47,578

Expenses (Note 4):
  Investment Advisory Fees                                              4,463
  Administrative Fees                                                   3,440
  Custodian Fees                                                          115
  Shareholder Servicing Costs                                           3,314
  12b-1 Fees                                                              161
  Reports to Shareholders                                                 151
  Other                                                                   211
                                                                  -----------
  Total Expenses before Expense Offsets                                11,855
  Expense Offsets                                                          (7)
                                                                  -----------
  Expenses, Net                                                        11,848
                                                                  -----------
Net Investment Income (Loss)                                           35,730

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                        36,807
    Written Options                                                       (21)
    Futures Contracts                                                  (1,431)
    Swaps                                                               1,881
                                                                  -----------
    Net Realized Gain (Loss)                                           37,236
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         1,157
    Written Options                                                       541
    Futures Contracts                                                     597
    Swaps                                                                 578
                                                                  -----------
    Net Change in Unrealized Appreciation/Depreciation                  2,873
                                                                  -----------
Net Gain (Loss) on Investments                                         40,109
                                                                  -----------
Net Increase (Decrease) in Net Assets Resulting from Operations   $    75,839
                                                                  ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                        (In Thousands)

                                                       Strong Short-Term
                                                          High Yield
                                                           Bond Fund
                                                       -----------------

Interest Income                                           $    8,820

Expenses (Note 4):
  Investment Advisory Fees                                       474
  Administrative Fees                                            354
  Custodian Fees                                                   7
  Shareholder Servicing Costs                                    342
  12b-1 Fees                                                      44
  Other                                                           95
                                                          ----------
  Total Expenses before Expense Offsets                        1,316
  Expense Offsets                                                (10)
                                                          ----------
  Expenses, Net                                                1,306
                                                          ----------
Net Investment Income (Loss)                                   7,514

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                     (1,131)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                            10,646
                                                          ----------
Net Gain (Loss) on Investments                                 9,515
                                                          ----------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $   17,029
                                                          ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                   (In Thousands)

                                                         Strong Corporate   Strong Short-Term
                                                            Income Fund        Income Fund
                                                         ----------------   -----------------
                                                             (Note 1)            (Note 1)
Interest Income                                             $     427           $     624

Expenses:
  Investment Advisory Fees                                         38                  83
  Administrative Fees                                              28                  52
  Custodian Fees                                                    2                   4
  Shareholder Servicing Costs                                      47                  84
  12b-1 Fees                                                       25                  56
  Federal and State Registration Fees                               8                   9
  Other                                                            11                  12
                                                            ---------           ---------
  Total Expenses before Expense Offsets                           159                 300
  Expense Offsets (Note 4)                                       (151)               (296)
                                                            ---------           ---------
  Expenses, Net                                                     8                   4
                                                            ---------           ---------
Net Investment Income (Loss)                                      419                 620

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                    38                 225
    Futures Contracts                                              --                  13
                                                            ---------           ---------
    Net Realized Gain (Loss)                                       38                 238
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   681                 687
    Futures Contracts                                              --                  30
                                                            ---------           ---------
    Net Change in Unrealized Appreciation/Depreciation            681                 717
                                                            ---------           ---------
Net Gain (Loss) on Investments                                    719                 955
                                                            ---------           ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                $   1,138           $   1,575
                                                            =========           =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                                 Strong Corporate Bond Fund
                                                                              ---------------------------------
                                                                              Six Months Ended     Year Ended
                                                                               April 30, 2003     Oct. 31, 2002
                                                                              ----------------    -------------
                                                                                (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $         19,450    $      75,032
  Net Realized Gain (Loss)                                                               9,818         (166,270)
  Net Change in Unrealized Appreciation/Depreciation                                    54,026           14,372
                                                                              ----------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                                          83,294          (76,866)

Distributions:
  From Net Investment Income:
    Investor Class                                                                     (17,142)         (71,043)
    Institutional Class                                                                 (1,447)          (2,984)
    Advisor Class                                                                         (816)          (2,099)
                                                                              ----------------    -------------
  Total Distributions                                                                  (19,405)         (76,126)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                                (101,912)        (446,558)
                                                                              ----------------    -------------
Total Increase (Decrease) in Net Assets                                                (38,023)        (599,550)

Net Assets:
  Beginning of Period                                                                  757,304        1,356,854
                                                                              ----------------    -------------
  End of Period                                                               $        719,281    $     757,304
                                                                              ================    =============
  Undistributed Net Investment Income (Loss)                                  $             45    $          --

                                             Strong High-Yield Bond Fund          Strong Short-Term Bond Fund
                                          ---------------------------------    ---------------------------------
                                          Six Months Ended      Year Ended     Six Months Ended     Year Ended
                                           April 30, 2003     Oct. 31, 2002     April 30, 2003     Oct. 31, 2002
                                          ----------------    -------------    ----------------    -------------
                                             (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)            $         22,861    $      93,601    $         16,890    $      59,936
  Net Realized Gain (Loss)                         (34,568)        (281,277)                (32)        (111,607)
  Net Change in Unrealized
    Appreciation/Depreciation                      103,541          100,417              13,345           28,243
                                          ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                91,834          (87,259)             30,203          (23,428)

Distributions:
  From Net Investment Income:
    Investor Class                                 (20,243)         (85,807)            (17,766)         (59,366)
    Institutional Class                             (1,763)          (5,719)             (1,338)          (3,114)
    Advisor Class                                     (880)          (1,949)               (197)            (495)
                                          ----------------    -------------    ----------------    -------------
  Total Distributions                              (22,886)         (93,475)            (19,301)         (62,975)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net
    Assets from Capital Share
    Transactions                                   (27,415)        (191,183)           (123,670)        (345,020)
                                          ----------------    -------------    ----------------    -------------
Total Increase (Decrease) in Net Assets             41,533         (371,917)           (112,768)        (431,423)

Net Assets:
  Beginning of Period                              503,396          875,313             998,081        1,429,504
                                          ----------------    -------------    ----------------    -------------
  End of Period                           $        544,929    $     503,396    $        885,313    $     998,081
                                          ================    =============    ================    =============
  Undistributed Net Investment Income
    (Loss)                                $             33    $          58    $         (2,426)   $         (15)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                 (In Thousands)

                                                        Strong Government Securities Fund
                                                        ---------------------------------
                                                        Six Months Ended     Year Ended
                                                         April 30, 2003     Oct. 31, 2002
                                                        ----------------    -------------
                                                          (Unaudited)
                                                           (Note 1)
Operations:
  Net Investment Income (Loss)                          $         35,730    $      79,835
  Net Realized Gain (Loss)                                        37,236           75,251
  Net Change in Unrealized Appreciation/Depreciation               2,873            4,396
                                                        ----------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                               75,839          159,482

Distributions:
  From Net Investment Income:
    Investor Class                                               (44,029)         (84,192)
    Institutional Class                                           (2,242)          (4,241)
    Advisor Class                                                 (2,228)          (2,088)
    Class C                                                           (6)              --
  From Net Realized Gains:
    Investor Class                                               (52,046)         (23,585)
    Institutional Class                                           (2,377)          (1,018)
    Advisor Class                                                 (2,556)            (404)
                                                        ----------------    -------------
  Total Distributions                                           (105,484)        (115,528)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                           105,234          748,080
                                                        ----------------    -------------
Total Increase (Decrease) in Net Assets                           75,589          792,034

Net Assets:
  Beginning of Period                                          2,571,557        1,779,523
                                                        ----------------    -------------
  End of Period                                         $      2,647,146    $   2,571,557
                                                        ================    =============
  Undistributed Net Investment Income (Loss)            $         (5,760)   $       7,015

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                (In Thousands)

                                                               Strong Short-Term
                                                              High Yield Bond Fund
                                                        ---------------------------------
                                                        Six Months Ended     Year Ended
                                                         April 30, 2003     Oct. 31, 2002
                                                        ----------------    -------------
                                                          (Unaudited)
Operations:
  Net Investment Income (Loss)                          $          7,514    $      23,509
  Net Realized Gain (Loss)                                        (1,131)         (66,121)
  Net Change in Unrealized Appreciation/Depreciation              10,646           40,013
                                                        ----------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                               17,029           (2,599)

Distributions:
  From Net Investment Income:
    Investor Class                                                (6,491)         (21,787)
    Advisor Class                                                 (1,015)          (1,616)
                                                        ----------------    -------------
  Total Distributions                                             (7,506)         (23,403)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                            62,009         (111,640)
                                                        ----------------    -------------
Total Increase (Decrease) in Net Assets                           71,532         (137,642)

Net Assets:
  Beginning of Period                                            228,179          365,821
                                                        ----------------    -------------
  End of Period                                         $        299,711    $     228,179
                                                        ================    =============
  Undistributed Net Investment Income (Loss)            $              8    $          --

                                                                                Strong
                                                                               Corporate
                                                                              Income Fund
                                                                            --------------
                                                                             Period Ended
                                                                            April 30, 2003
                                                                            --------------
                                                                              (Unaudited)
                                                                               (Note 1)
Operations:
  Net Investment Income (Loss)                                              $          419
  Net Realized Gain (Loss)                                                              38
  Net Change in Unrealized Appreciation/Depreciation                                   681
                                                                            --------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                                  1,138

Distributions From Net Investment Income                                              (419)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                              26,874
                                                                            --------------
Total Increase (Decrease) in Net Assets                                             27,593

Net Assets:
  Beginning of Period                                                                   --
                                                                            --------------
  End of Period                                                             $       27,593
                                                                            ==============
  Undistributed Net Investment Income (Loss)                                $           --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                                                Strong
                                                                              Short-Term
                                                                              Income Fund
                                                                            --------------
                                                                             Period Ended
                                                                            April 30, 2003
                                                                            --------------
                                                                              (Unaudited)
                                                                               (Note 1)
Operations:
  Net Investment Income (Loss)                                              $          620
  Net Realized Gain (Loss)                                                             238
  Net Change in Unrealized Appreciation/Depreciation                                   717
                                                                            --------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                                  1,575

Distributions From Net Investment Income                                              (761)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                              50,712
                                                                            --------------
Total Increase (Decrease) in Net Assets                                             51,526

Net Assets:
  Beginning of Period                                                                   --
                                                                            --------------
  End of Period                                                             $       51,526
                                                                            ==============
  Undistributed Net Investment Income (Loss)                                $         (141)

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

     - Strong Corporate Bond Fund (a series of Strong Corporate Bond Fund, Inc.)
     - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.)
     - Strong Short-Term Bond Fund (a series of Strong Short-Term Bond Fund,
       Inc.)
     - Strong Government Securities Fund (a series of Strong Government Securities Fund, Inc.)
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.)
     - Strong Corporate Income Fund (a series of Strong Income Funds, Inc.)
     - Strong Short-Term Income Fund (a series of Strong Income Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher initial investment minimums and Advisor Class and Class C shares are available only through financial professionals.

     Strong Corporate Bond Fund, Strong High-Yield Bond Fund and Strong Short-Term Bond Fund offer Investor Class, Institutional Class and Advisor Class shares. Strong Government Securities Fund offers Investor Class, Institutional Class, Advisor Class and Class C shares. Strong Short-Term High Yield Bond Fund offers Investor Class and Advisor Class shares. Strong Corporate Income Fund and Strong Short-Term Income Fund offer Investor Class shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective October 31, 2002, Strong Corporate Income Fund and Strong Short-Term Income Fund commenced operations (Public launch date of November 1, 2002).

     Effective December 26, 2002, Strong Government Securities Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation--Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are either
          Section 4(2) commercial paper, or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted securities that are deemed illiquid and held at April 30, 2003, are as follows:

                                      Aggregate       Aggregate     Percent of
                                        Cost         Fair Value     Net Assets
                                    -------------   -------------   ----------
    Strong Corporate Bond Fund      $  12,093,804   $  11,904,946          1.7%
    Strong High-Yield Bond Fund        29,921,529       9,342,719          1.7%
    Strong Short-Term Bond Fund        52,364,219      43,729,445          4.9%
    Strong Short-Term Income Fund         388,915         388,699          0.8%

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     (B) Federal Income and Excise Taxes and Distributions to Shareholders--The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions--Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks--The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, indifferent financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

     (E) Futures--Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options--The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation--Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts--Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account

--------------------------------------------------------------------------------

          with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements--Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (K) Swap Agreements--The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (L) Term Loan Commitments--The Funds may acquire loan interests whereby the Funds are committed to lend cash to a borrower in the future under certain conditions. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities on its books and records an amount equal to the projected amount of future revolving loans. No Funds held any revolving term loan commitments at April 30, 2003.

          The Funds may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit. Strong Short-Term High Yield Bond Fund holds bank term loans as listed in the Schedule of Investments.

     (M) Securities Lending--The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At April 30, 2003, cash collateral received was invested in the Institutional Class shares of the Deutsche Daily Assets Fund.

          At April 30, 2003, Strong Corporate Bond Fund, Strong Short-Term Bond Fund and Strong Government Securities Fund had securities with a market value of $29,986,209, $7,346,344 and $378,165,213, respectively, on loan and had received $30,603,497, $7,490,400 and $384,753,550, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2003, the securities lending income totaled $57,245, $27,482 and $466,582 for Strong Corporate Bond Fund, Strong Short-Term Bond Fund and Strong Government Securities Fund, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses--The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     (Q) Redemption Fees--All share classes of Strong High-Yield Bond Fund held for less than six months are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                           Administration Fees
                                                                 -----------------------------------------------------------------
                                              Advisory Fees      Investor Class    Institutional Class    Advisor Class    Class C
                                              -------------      --------------    -------------------    -------------    -------
     Strong Corporate Bond Fund                 0.375%/(1)/           0.28%               0.02%               0.28%             *
     Strong High Yield Bond Fund                0.375%/(1)/           0.28%               0.02%               0.28%             *
     Strong Short-Term Bond Fund                0.375%/(1)/           0.28%               0.02%               0.28%             *
     Strong Government Securities Fund           0.35%/(2)/           0.28%               0.02%               0.28%         0.28%
     Strong Short-Term High Yield Bond Fund     0.375%/(1)/           0.28%                   *               0.28%             *
     Strong Corporate Income Fund               0.375%/(1)/           0.28%                   *                   *             *
     Strong Short-Term Income Fund              0.375%/(1)/           0.28%                   *                   *             *

     *    Does not offer share class.
     (1) The Investment Advisory fees are 0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter.
     (2) The Investment Advisory fees are 0.35% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. Transfer agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in
     Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds' Advisor Class and Class C shares. In addition, Investor Class shares of Strong Corporate Income Fund and Strong Short-Term Income Fund adopted a Rule 12b-1 distribution and service plan. Under this plan, Strong Investments, Inc. (the "Distributor" and an affiliate of the Advisor) is paid an annual rate of 0.25% and 1.00% of the average daily net assets of the Advisor Class and Class C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class and Class C shares. See Note 4.

     Strong Government Securities Fund's Class C shares have a maximum 1.00% contingent deferred sales charge, if the shares are sold within one year of the original purchase date.

--------------------------------------------------------------------------------

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                 Payable to/
                                              (Receivable From)
                                                Administrator      Shareholder Servicing    Transfer Agency    Unaffiliated
                                                or Advisor at       and Other Expenses          Banking         Directors'
                                                April 30, 2003     Paid to Administrator   Charges/(Credits)       Fees
                                              -----------------    ---------------------   -----------------   ------------
     Strong Corporate Bond Fund               $         314,825    $           1,074,535   $          20,629   $     19,722
     Strong High-Yield Bond Fund                        287,973                  611,524               3,540         14,696
     Strong Short-Term Bond Fund                        205,287                  946,208              15,693         21,346
     Strong Government Securities Fund                  505,138                3,316,297              28,110         42,950
     Strong Short-Term High Yield Bond Fund              79,003                  342,484               2,777          5,672
     Strong Corporate Income Fund                        (1,184)                  46,599                 259            330
     Strong Short-Term Income Fund                       (1,049)                  84,118                 386            709

4.   Expenses and Expense Offsets

     For the six months ended April 30, 2003, the class specific expenses are as follows:

                                              Administrative     Shareholder      Reports to      12b-1
                                                   Fees        Servicing Costs   Shareholders      Fees        Other
                                              --------------   ---------------   ------------   ----------   ---------
     Strong Corporate Bond Fund
       Investor Class                         $      891,096   $     1,038,640   $    165,210   $       --   $  12,498
       Institutional Class                             4,926             4,058         20,756           --       9,023
       Advisor Class                                  42,845            30,742          3,536       38,263         203
     Strong High-Yield Bond Fund
       Investor Class                                631,158           587,507        112,757           --       4,389
       Institutional Class                             3,673             2,984          3,168           --          42
       Advisor Class                                  28,088            20,085          4,591       25,024          57
     Strong Short-Term Bond Fund
       Investor Class                              1,179,048           930,857        162,180           --      12,914
       Institutional Class                             5,717             4,409          8,115           --       3,590
       Advisor Class                                  13,702             9,812          1,175       12,246         320
     Strong Government Securities Fund
       Investor Class                              3,251,539         3,178,378        129,388           --      24,378
       Institutional Class                            10,061             7,968         17,396           --       5,815
       Advisor Class                                 177,413           127,061          4,588      158,404         276
       Class C                                           749               529             31        2,670           2
     Strong Short-Term High Yield Bond Fund
       Investor Class                                304,997           307,016         41,201           --       3,260
       Advisor Class                                  48,776            34,902          2,959       43,699          82

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     For the six months ended April 30, 2003, the expense offsets are as follows:

                                                Expense
                                              Waivers and    Transfer Agency    Earnings
                                              Absorptions    Banking Credits     Credits
                                              -----------    ---------------   ----------
     Strong Corporate Bond Fund
       Investor Class                         $        --                 --   $       --
       Institutional Class                             --                 --           --
       Advisor Class                               (6,378)                --           --
       Fund Level                                      --                 --       (2,445)
     Strong High-Yield Bond Fund
       Investor Class                                  --                 --           --
       Institutional Class                             --                 --           --
       Advisor Class                               (5,496)                --           --
       Fund Level                                      --                 --         (424)
     Strong Short-Term Bond Fund
       Investor Class                                  --                 --           --
       Institutional Class                             --                 --           --
       Advisor Class                               (1,604)                --           --
       Fund Level                                      --                 --       (1,948)
     Strong Government Securities Fund
       Investor Class                                  --                 --           --
       Institutional Class                             --                 --           --
       Advisor Class                                   --                 --           --
       Class C                                         --                 --           --
       Fund Level                                      --                 --       (7,247)
     Strong Short-Term High Yield Bond Fund
       Investor Class                                  --                 --           --
       Advisor Class                               (7,310)                --           --
       Fund Level                                      --                 --       (3,115)
     Strong Corporate Income Fund                (151,120)                --          (45)
     Strong Short-Term Income Fund               (295,804)                --         (391)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2003, are as follows:

                                                         Purchases                              Sales
                                              ---------------------------------   -----------------------------------
                                               U.S. Government                    U.S. Government
                                                 and Agency          Other           and Agency            Other
                                              ----------------   --------------   ---------------   -----------------
     Strong Corporate Bond Fund               $    398,877,335   $  473,921,008   $   414,367,183   $     556,482,026
     Strong High-Yield Bond Fund                            --      387,868,203                --         425,159,289
     Strong Short-Term Bond Fund                   142,759,454      377,383,748       278,212,656         365,619,165
     Strong Government Securities Fund           7,002,772,909      443,845,202     6,769,395,861         366,899,493
     Strong Short-Term High Yield Bond Fund                 --      188,968,475                --         145,961,909
     Strong Corporate Income Fund                   28,011,948       33,622,633        26,920,738           8,776,907
     Strong Short-Term Income Fund                  58,251,365       37,634,440        87,693,321          13,588,007

--------------------------------------------------------------------------------

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                    Net Unrealized
                                                                    Gross            Gross          Appreciation/
                                                   Cost of        Unrealized       Unrealized       (Depreciation)
                                                 Investments     Appreciation    (Depreciation)     on Investments
                                              ----------------   -------------   ---------------    --------------
     Strong Corporate Bond Fund               $    701,280,782   $  54,397,899   $    (6,568,277)   $   47,829,622
     Strong High-Yield Bond Fund                   569,144,223      35,054,204       (56,831,992)      (21,777,788)
     Strong Short-Term Bond Fund                   883,467,954      18,579,773       (13,541,900)        5,037,873
     Strong Government Securities Fund           3,557,917,212      77,107,777        (6,584,238)       70,523,539
     Strong Short-Term High Yield Bond Fund        293,285,940       7,332,179          (152,554)        7,179,625
     Strong Corporate Income Fund                   26,808,212         683,229            (2,928)          680,301
     Strong Short-Term Income Fund                  50,060,557         706,621           (19,514)          687,107

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                              Net Capital Loss
                                                 Carryovers
                                              ----------------
     Strong Corporate Bond Fund               $    184,308,679
     Strong High-Yield Bond Fund                   380,501,065
     Strong Short-Term Bond Fund                   180,001,448
     Strong Government Securities Fund                      --
     Strong Short-Term High Yield Bond Fund         77,503,868
     Strong Corporate Income Fund                           --
     Strong Short-Term Income Fund                          --

     Net capital loss carryovers of $35,507,371 for Strong Short-Term Bond Fund are scheduled to expire in 2003.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

8.   Capital Share Transactions

                                                          Strong Corporate
                                                              Bond Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $     63,528,991    $    347,725,458
  Proceeds from Reinvestment of Distributions          15,618,585          54,702,132
  Payment for Shares Redeemed                        (185,299,423)       (868,343,016)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (106,151,847)       (465,915,426)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            12,576,496          43,530,816
  Proceeds from Reinvestment of Distributions             151,713             909,993
  Payment for Shares Redeemed                          (6,436,973)        (27,717,438)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          6,291,236          16,723,371

ADVISOR CLASS
  Proceeds from Shares Sold                             7,166,895          20,019,555
  Proceeds from Reinvestment of Distributions             833,709           2,084,858
  Payment for Shares Redeemed                         (10,052,089)        (19,470,816)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (2,051,485)          2,633,597
                                                 ----------------    ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $   (101,912,096)   $   (446,558,458)
                                                 ================    ================

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                  6,348,017          34,219,198
  Issued in Reinvestment of Distributions               1,576,424           5,405,139
  Redeemed                                            (18,684,093)        (87,753,713)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                   (10,759,652)        (48,129,376)
                                                 ================    ================

INSTITUTIONAL CLASS
  Sold                                                  1,261,448           4,343,307
  Issued in Reinvestment of Distributions                  15,319              89,684
  Redeemed                                               (643,182)         (2,837,715)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                       633,585           1,595,276
                                                 ================    ================

ADVISOR CLASS
  Sold                                                    718,838           1,983,209
  Issued in Reinvestment of Distributions                  84,091             207,062
  Redeemed                                             (1,009,647)         (1,958,369)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                      (206,718)            231,902
                                                 ================    ================

--------------------------------------------------------------------------------

                                                          Strong High-Yield
                                                             Bond Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $     79,028,182    $    406,437,313
  Proceeds from Reinvestment of Distributions          16,041,372          64,821,469
  Proceeds from Redemption Fees                            71,538                  --
  Payment for Shares Redeemed                        (109,961,407)       (718,657,506)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        (14,820,315)       (247,398,724)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                             4,371,000         100,017,947
  Proceeds from Reinvestment of Distributions           1,744,971           5,249,781
  Proceeds from Redemption Fees                             8,626                  --
  Payment for Shares Redeemed                         (22,546,964)        (55,695,230)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        (16,422,367)         49,572,498

ADVISOR CLASS
  Proceeds from Shares Sold                             6,748,964          12,453,884
  Proceeds from Reinvestment of Distributions             886,910           1,892,984
  Proceeds from Redemption Fees                               365                  --
  Payment for Shares Redeemed                          (3,808,344)         (7,703,557)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          3,827,895           6,643,311
                                                 ----------------    ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $    (27,414,787)   $   (191,182,915)
                                                 ================    ================

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 11,615,328          52,359,009
  Issued in Reinvestment of Distributions               2,401,727           8,702,168
  Redeemed                                            (16,294,804)       (100,974,267)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                    (2,277,749)        (39,913,090)
                                                 ================    ================

INSTITUTIONAL CLASS
  Sold                                                    654,956          13,274,778
  Issued in Reinvestment of Distributions                 260,619             728,734
  Redeemed                                             (3,423,024)         (8,311,638)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                    (2,507,449)          5,691,874
                                                 ================    ================

ADVISOR CLASS
  Sold                                                    992,724           1,661,714
  Issued in Reinvestment of Distributions                 132,903             258,803
  Redeemed                                               (561,850)         (1,102,175)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                       563,777             818,342
                                                 ================    ================

--------------------------------------------------------------------------------

                                                        Strong Short-Term
                                                            Bond Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $     63,253,692    $    283,035,191
  Proceeds from Reinvestment of Distributions          15,408,932          51,757,693
  Payment for Shares Redeemed                        (208,084,236)       (668,141,853)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (129,421,612)       (333,348,969)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                             9,531,340          31,361,582
  Proceeds from Reinvestment of Distributions             698,854           2,331,027
  Payment for Shares Redeemed                          (6,260,746)        (45,743,059)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          3,969,448         (12,050,450)

ADVISOR CLASS
  Proceeds from Shares Sold                             3,535,375           7,960,965
  Proceeds from Reinvestment of Distributions             195,845             500,820
  Payment for Shares Redeemed                          (1,949,611)         (8,082,279)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,781,609             379,506
                                                 ----------------    ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $   (123,670,555)   $   (345,019,913)
                                                 ================    ================

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                  7,168,264          31,297,568
  Issued in Reinvestment of Distributions               1,746,747           5,719,231
  Redeemed                                            (23,610,929)        (74,251,304)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                   (14,695,918)        (37,234,505)
                                                 ================    ================

INSTITUTIONAL CLASS
  Sold                                                  1,078,569           3,477,796
  Issued in Reinvestment of Distributions                  79,109             256,710
  Redeemed                                               (709,156)         (5,023,284)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                       448,522          (1,288,778)
                                                 ================    ================

ADVISOR CLASS
  Sold                                                    400,193             883,951
  Issued in Reinvestment of Distributions                  22,188              55,480
  Redeemed                                               (221,053)           (900,232)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                       201,328              39,199
                                                 ================    ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                          Strong Government
                                                           Securities Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                   (Unaudited)
                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $    501,636,094    $  1,520,833,899
  Proceeds from Reinvestment of Distributions          84,648,988          95,084,813
  Payment for Shares Redeemed                        (525,640,611)       (986,620,419)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         60,644,471         629,298,293

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            27,746,883          73,794,549
  Proceeds from Reinvestment of Distributions           2,102,287           2,762,596
  Payment for Shares Redeemed                         (28,682,466)        (50,077,419)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,166,704          26,479,726

ADVISOR CLASS
  Proceeds from Shares Sold                            70,278,019         104,127,677
  Proceeds from Reinvestment of Distributions           4,687,807           2,225,964
  Payment for Shares Redeemed                         (33,029,890)        (14,051,405)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         41,935,936          92,302,236

CLASS C
  Proceeds from Shares Sold                             1,518,345                  --
  Proceeds from Reinvestment of Distributions               2,353                  --
  Payment for Shares Redeemed                             (34,309)                 --
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          1,486,389                  --
                                                 ----------------    ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $    105,233,500    $    748,080,255
                                                 ================    ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                         Strong Government
                                                          Securities Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                   (Unaudited)
                                                     (Note 1)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 44,926,140         138,341,113
  Issued in Reinvestment of Distributions               7,612,168           8,699,718
  Redeemed                                            (47,007,125)        (89,434,376)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                     5,531,183          57,606,455
                                                 ================    ================

INSTITUTIONAL CLASS
  Sold                                                  2,486,613           6,699,053
  Issued in Reinvestment of Distributions                 189,082             252,902
  Redeemed                                             (2,582,822)         (4,509,790)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                        92,873           2,442,165
                                                 ================    ================

ADVISOR CLASS
  Sold                                                  6,291,292           9,369,584
  Issued in Reinvestment of Distributions                 421,913             203,072
  Redeemed                                             (2,958,694)         (1,273,061)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                     3,754,511           8,299,595
                                                 ================    ================

CLASS C
  Sold                                                    136,448                  --
  Issued in Reinvestment of Distributions                     210                  --
  Redeemed                                                 (3,091)                 --
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                       133,567                  --
                                                 ================    ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                          Strong Short-Term
                                                         High Yield Bond Fund
                                                 ------------------------------------
                                                 Six Months Ended       Year Ended
                                                  April 30, 2003       Oct. 31, 2002
                                                 ----------------    ----------------
                                                    (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $    113,494,987    $    182,621,702
  Proceeds from Reinvestment of Distributions           5,230,687          19,541,966
  Payment for Shares Redeemed                         (77,157,697)       (325,898,843)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         41,567,977        (123,735,175)

ADVISOR CLASS
  Proceeds from Shares Sold                            24,830,221          19,108,364
  Proceeds from Reinvestment of Distributions             941,469           1,584,439
  Payment for Shares Redeemed                          (5,331,071)         (8,597,488)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         20,440,619          12,095,315
                                                 ----------------    ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $     62,008,596    $   (111,639,860)
                                                 ================    ================

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 13,470,945          20,875,557
  Issued in Reinvestment of Distributions                 623,048           2,238,812
  Redeemed                                             (9,170,859)        (37,934,666)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                     4,923,134         (14,820,297)
                                                 ================    ================

ADVISOR CLASS
  Sold                                                  2,939,811           2,205,788
  Issued in Reinvestment of Distributions                 111,166             183,161
  Redeemed                                               (632,347)         (1,003,849)
                                                 ----------------    ----------------
  Net Increase (Decrease) in Shares                     2,418,630           1,385,100
                                                 ================    ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                 Strong Corporate    Strong Short-Term
                                                   Income Fund          Income Fund
                                                 ----------------    -----------------
                                                   Period Ended        Period Ended
                                                  April 30, 2003      April 30, 2003
                                                 ----------------    -----------------
                                                    (Unaudited)         (Unaudited)
                                                     (Note 1)            (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $     29,600,138    $      74,245,763
  Proceeds from Reinvestment of Distributions             306,141              577,355
  Payment for Shares Redeemed                          (3,032,016)         (24,111,336)
                                                 ----------------    -----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                   $     26,874,263    $      50,711,782
                                                 ================    =================

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                  2,954,086            7,423,070
  Issued in Reinvestment of Distributions                  30,241               57,278
  Redeemed                                               (300,750)          (2,401,841)
                                                 ----------------    -----------------
  Net Increase (Decrease) in Shares                     2,683,577            5,078,507
                                                 ================    =================

9.   Investments in Affiliates
     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2003, is as follows:

                                                                                                                       Dividend
                                          Balance of        Gross       Gross Sales     Balance of       Value          Income
                                         Shares Held      Purchases         and        Shares Held     April 30,     Nov. 1, 2002-
                                         Nov. 1, 2002   and Additions   Reductions    April 30, 2003     2003       April 30, 2003
                                         ------------   -------------   -----------   --------------   ----------   --------------
     Strong Short-Term Bond Fund
     ---------------------------

     Strong Heritage Money Fund            11,000,000              --    11,000,000               --   $       --   $        4,722

     Strong Government Securities Fund
     ---------------------------------

     Strong Heritage Money Fund             8,000,000              --     8,000,000               --           --           51,994

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                -------------------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    9.54      $  10.80     $   10.43     $   10.60     $   11.09     $   11.08
Income From Investment Operations:
  Net Investment Income (Loss)                       0.27          0.65          0.76          0.77          0.73          0.73
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.88         (1.26)         0.37         (0.19)        (0.49)         0.02
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.15         (0.61)         1.13          0.58          0.24          0.75
Less Distributions:
  From Net Investment Income                        (0.27)        (0.65)        (0.76)        (0.75)        (0.73)        (0.73)
  In Excess of Net Investment Income                   --            --            --            --            --         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.27)        (0.65)        (0.76)        (0.75)        (0.73)        (0.74)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   10.42      $   9.54     $   10.80     $   10.43     $   10.60     $   11.09
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                      +12.1%         -5.7%        +11.1%         +5.7%         +2.2%         +6.8%
  Net Assets, End of Period (In Millions)       $     634      $    683     $   1,293     $     921     $     868     $     819
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.1%*         1.0%          0.9%          0.9%          0.8%          0.9%
  Ratio of Expenses to Average Net Assets             1.1%*         1.0%          0.9%          0.9%          0.8%          0.9%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                5.4%*         6.6%          7.0%          7.3%          6.7%          6.5%
  Portfolio Turnover Rate(c)                        123.1%        411.5%        341.4%        293.9%        403.2%        366.9%

STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                -----------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000         1999(d)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    9.53      $  10.79     $   10.42     $   10.59     $   10.58
Income From Investment Operations:
  Net Investment Income (Loss)                       0.29          0.68          0.81          0.80          0.13
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.88         (1.25)         0.37         (0.17)         0.01
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.17         (0.57)         1.18          0.63          0.14
Less Distributions:
  From Net Investment Income                        (0.29)        (0.69)        (0.81)        (0.80)        (0.13)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.29)        (0.69)        (0.81)        (0.80)        (0.13)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   10.41      $   9.53     $   10.79     $   10.42     $   10.59
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                      +12.4%         -5.4%        +11.6%         +6.2%         +1.4%
  Net Assets, End of Period (In Millions)       $      54      $     43     $      32     $       7     $       1
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            0.6%*         0.6%          0.5%          0.4%          0.4%*
  Ratio of Expenses to Average Net Assets             0.6%*         0.6%          0.5%          0.4%          0.4%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                5.9%*         7.0%          7.4%          7.7%          6.9%*
  Portfolio Turnover Rate(c)                        123.1%        411.5%        341.4%        293.9%        403.2%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1, 1999 (public launch date) to October 31, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                -----------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000         1999(c)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    9.54      $  10.80     $   10.42     $   10.59     $   10.58
Income From Investment Operations:
  Net Investment Income (Loss)                       0.26          0.63          0.74          0.73          0.12
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.88         (1.25)         0.38         (0.17)         0.01
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.14         (0.62)         1.12          0.56          0.13
Less Distributions:
  From Net Investment Income                        (0.26)        (0.64)        (0.74)        (0.73)        (0.12)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.26)        (0.64)        (0.74)        (0.73)        (0.12)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   10.42      $   9.54     $   10.80     $   10.42     $   10.59
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                      +12.1%         -5.8%        +11.0%         +5.5%         +1.2%
  Net Assets, End of Period (In Millions)       $      31      $     31     $      32     $       7     $       0(d)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.2%*         1.2%          1.3%          1.1%          1.2%*
  Ratio of Expenses to Average Net Assets             1.1%*         1.1%          1.1%          1.1%          1.2%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                5.3%*         6.4%          6.7%          6.9%          6.8%*
  Portfolio Turnover Rate(e)                        123.1%        411.5%        341.4%        293.9%        403.2%

STRONG HIGH-YIELD BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                -------------------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    6.33      $   7.75     $    9.68     $   10.60     $   10.73     $   11.94
Income From Investment Operations:
  Net Investment Income (Loss)                       0.30          0.78          1.03          1.14          1.09          1.05
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.91         (1.42)        (1.93)        (0.92)        (0.05)        (0.89)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.21         (0.64)        (0.90)         0.22          1.04          0.16
Less Distributions:
  From Net Investment Income                        (0.30)        (0.78)        (1.03)        (1.14)        (1.08)        (1.04)
  In Excess of Net Investment Income                   --            --            --            --            --         (0.01)
  From Net Realized Gains                              --            --            --            --         (0.09)        (0.32)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.30)        (0.78)        (1.03)        (1.14)        (1.17)        (1.37)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    7.24      $   6.33     $    7.75     $    9.68     $   10.60     $   10.73
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                      +19.5%         -9.1%        -10.1%         +1.9%         +9.8%         +0.9%
  Net Assets, End of Period (In Millions)       $     485      $    439     $     847     $     717     $     595     $     462
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.0%*         1.0%          0.9%          0.9%          0.8%          0.8%
  Ratio of Expenses to Average Net Assets             1.0%*         1.0%          0.9%          0.9%          0.8%          0.8%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                9.0%*        10.6%         11.5%         11.0%          9.8%          8.8%
  Portfolio Turnover Rate(e)                         79.2%        120.3%        114.4%        103.8%        144.7%        224.4%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) For the period from September 1, 1999 (public launch date) to October 31, 1999.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                             Period Ended
                                                -------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002        2001(c)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    6.35      $   7.75     $    8.56
Income From Investment Operations:
  Net Investment Income (Loss)                       0.32          0.82          0.26
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.91         (1.40)        (0.81)
-------------------------------------------------------------------------------------
  Total from Investment Operations                   1.23         (0.58)        (0.55)
Less Distributions:
  From Net Investment Income                        (0.32)        (0.82)        (0.26)
-------------------------------------------------------------------------------------
  Total Distributions                               (0.32)        (0.82)        (0.26)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    7.26      $   6.35     $    7.75
=====================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------
  Total Return                                      +19.8%         -8.4%         -6.5%
  Net Assets, End of Period (In Millions)       $      36      $     47     $      14
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            0.5%*         0.5%          0.5%*
  Ratio of Expenses to Average Net Assets             0.5%*         0.5%          0.5%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                9.6%*        11.0%         12.9%*
  Portfolio Turnover Rate(d)                         79.2%        120.3%        114.4%

STRONG HIGH-YIELD BOND FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                ---------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001        2000(e)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    6.31      $   7.74     $    9.67     $   10.78
Income From Investment Operations:
  Net Investment Income (Loss)                       0.30          0.77          1.01          0.75
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.90         (1.43)        (1.93)        (1.11)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.20         (0.66)        (0.92)        (0.36)
Less Distributions:
  From Net Investment Income                        (0.30)        (0.77)        (1.01)        (0.75)
---------------------------------------------------------------------------------------------------
  Total Distributions                               (0.30)        (0.77)        (1.01)        (0.75)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    7.21      $   6.31     $    7.74     $    9.67
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                      +19.3%         -9.4%        -10.3%         -3.4%
  Net Assets, End of Period (In Millions)       $      24      $     17     $      15     $       0(f)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.2%*         1.2%          1.6%          1.2%*
  Ratio of Expenses to Average Net Assets             1.1%*         1.1%          1.1%          1.1%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                8.8%*        10.4%         11.3%         10.7%*
  Portfolio Turnover Rate(d)                         79.2%        120.3%        114.4%        103.8%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from August 1, 2001 (public launch date) to October 31,
      2001.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)   For the period from March 1, 2000 (public launch date) to October 31,
      2000.
(f)   Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                -------------------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    8.78      $   9.39     $    9.34     $    9.41     $    9.57     $    9.78
Income From Investment Operations:
  Net Investment Income (Loss)                       0.16          0.44          0.60          0.63          0.62          0.66
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.13         (0.59)         0.05         (0.07)        (0.17)        (0.21)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.29         (0.15)         0.65          0.56          0.45          0.45
Less Distributions:
  From Net Investment Income                        (0.18)        (0.46)        (0.60)        (0.63)        (0.61)        (0.66)
  In Excess of Net Investment Income                   --            --            --            --            --          0.00(c)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.18)        (0.46)        (0.60)        (0.63)        (0.61)        (0.66)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    8.89      $   8.78     $    9.39     $    9.34     $    9.41     $    9.57
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                       +3.4%         -1.6%         +7.1%         +6.2%         +4.8%         +4.7%
  Net Assets, End of Period (In Millions)       $     814      $    933     $   1,348     $   1,138     $   1,272     $   1,329
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.0%*         0.9%          0.9%          0.9%          0.8%          0.8%
  Ratio of Expenses to Average Net Assets             1.0%*         0.9%          0.9%          0.9%          0.8%          0.8%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                3.7%*         4.9%          6.2%          6.7%          6.5%          6.7%
  Portfolio Turnover Rate(d)                         58.6%        154.3%        129.3%         94.1%        124.2%        138.3%

STRONG SHORT-TERM BOND FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                ----------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000         1999(e)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    8.79      $   9.40     $    9.35     $    9.42     $    9.42
Income From Investment Operations:
  Net Investment Income (Loss)                       0.18          0.48          0.64          0.67          0.11
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.13         (0.59)         0.05         (0.07)           --
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.31         (0.11)         0.69          0.60          0.11
Less Distributions:
  From Net Investment Income                        (0.21)        (0.50)        (0.64)        (0.67)        (0.11)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.21)        (0.50)        (0.64)        (0.67)        (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    8.89      $   8.79     $    9.40     $    9.35     $    9.42
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +3.5%         -1.1%         +7.6%         +6.6%         +1.2%
  Net Assets, End of Period (In Millions)       $      60      $     55     $      71     $      25     $      13
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            0.5%*         0.5%          0.4%          0.4%          0.4%*
  Ratio of Expenses to Average Net Assets             0.5%*         0.5%          0.4%          0.4%          0.4%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                4.1%*         5.3%          6.6%          7.2%          6.8%*
  Portfolio Turnover Rate(d)                         58.6%        154.3%        129.3%         94.1%        124.2%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   Amount calculated is less than $0.005.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from September 1, 1999 (public launch date) to October 31, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                ------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,       Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999(c)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    8.78      $   9.40     $    9.34     $    9.41      $    9.42
Income From Investment Operations:
  Net Investment Income (Loss)                       0.16          0.42          0.58          0.60           0.10
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.13         (0.60)         0.06         (0.07)         (0.01)
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.29         (0.18)         0.64          0.53           0.09
Less Distributions:
  From Net Investment Income                        (0.18)        (0.44)        (0.58)        (0.60)         (0.10)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.18)        (0.44)        (0.58)        (0.60)         (0.10)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    8.89      $   8.78     $    9.40     $    9.34      $    9.41
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                       +3.3%         -1.9%         +6.9%         +5.8%          +0.9%
  Net Assets, End of Period (In Millions)       $      11      $      9     $      10     $       0(d)   $       0(d)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.2%*         1.2%          1.3%          2.0%           1.2%*
  Ratio of Expenses to Average Net Assets             1.1%*         1.1%          1.1%          1.1%           1.2%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                3.5%*         4.7%          5.5%          6.5%           6.3%*
  Portfolio Turnover Rate(e)                         58.6%        154.3%        129.3%         94.1%         124.2%

STRONG GOVERNMENT SECURITIES FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                --------------------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,        Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999            1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   11.36      $  11.26     $   10.33     $   10.23     $   11.04       $  10.70
Income From Investment Operations:
  Net Investment Income (Loss)                       0.12          0.43          0.55          0.59          0.58           0.60
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.21          0.31          0.95          0.10         (0.58)          0.34
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.33          0.74          1.50          0.69          0.00           0.94
Less Distributions:
  From Net Investment Income                        (0.18)        (0.48)        (0.57)        (0.59)        (0.58)         (0.60)
  From Net Realized Gains                           (0.29)        (0.16)           --            --         (0.23)            --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.47)        (0.64)        (0.57)        (0.59)        (0.81)         (0.60)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   11.22      $  11.36     $   11.26     $   10.33     $   10.23       $  11.04
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                       +3.0%         +7.0%        +14.9%         +7.0%          0.0%(f)       +9.1%
  Net Assets, End of Period (In Millions)       $   2,394      $  2,360     $   1,691     $   1,283     $   1,340       $  1,309
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            0.9%*         0.9%          0.9%          0.9%          0.8%           0.8%
  Ratio of Expenses to Average Net Assets             0.9%*         0.9%          0.9%          0.9%          0.8%           0.8%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                2.8%*         3.8%          5.1%          5.8%          5.5%           5.5%
  Portfolio Turnover Rate(e)                        246.3%        519.2%        552.2%        373.3%        185.3%         284.1%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) For the period from September 1, 1999 (public launch date) to October 31, 1999.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)   Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                -----------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000         1999(c)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   11.36      $  11.26     $   10.34     $   10.22     $   10.21
Income From Investment Operations:
  Net Investment Income (Loss)                       0.14          0.48          0.60          0.64          0.11
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.21          0.31          0.93          0.12          0.01
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.35          0.79          1.53          0.76          0.12
Less Distributions:
  From Net Investment Income                        (0.21)        (0.53)        (0.61)        (0.64)        (0.11)
  From Net Realized Gains                           (0.29)        (0.16)           --            --            --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.50)        (0.69)        (0.61)        (0.64)        (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   11.21      $  11.36     $   11.26     $   10.34     $   10.22
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +3.2%         +7.5%        +15.3%         +7.7%         +1.1%
  Net Assets, End of Period (In Millions)       $     104      $    105     $      76     $      21     $       0(d)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            0.5%*         0.5%          0.5%          0.4%          0.4%*
  Ratio of Expenses to Average Net Assets             0.5%*         0.5%          0.5%          0.4%          0.4%*
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                             3.3%*         4.5%          5.4%          6.2%          5.9%*
  Portfolio Turnover Rate(e)                        246.3%        519.2%        552.2%        373.3%        185.3%

STRONG GOVERNMENT SECURITIES FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                ------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,       Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001          2000          1999(c)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   11.35      $  11.25     $   10.33     $   10.22      $   10.21
Income From Investment Operations:
  Net Investment Income (Loss)                       0.12          0.42          0.54          0.56           0.09
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.19          0.30          0.92          0.11           0.01
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.31          0.72          1.46          0.67           0.10
Less Distributions:
  From Net Investment Income                        (0.17)        (0.46)        (0.54)        (0.56)         (0.09)
  From Net Realized Gains                           (0.28)        (0.16)           --            --             --
------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.45)        (0.62)        (0.54)        (0.56)         (0.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   11.21      $  11.35     $   11.25     $   10.33      $   10.22
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                       +2.9%         +6.8%        +14.5%         +6.8%          +1.0%
  Net Assets, End of Period (In Millions)       $     147      $    107     $      12     $       0(d)   $       0(d)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.1%*         1.1%          1.4%          1.9%           1.2%*
  Ratio of Expenses to Average Net Assets             1.1%*         1.1%          1.1%          1.1%           1.2%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                2.6%*         3.7%          4.5%          5.5%           5.4%*
  Portfolio Turnover Rate(e)                        246.3%        519.2%        552.2%        373.3%         185.3%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c) For the period from September 1, 1999 (public launch date) to October 31, 1999.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND--CLASS C
--------------------------------------------------------------------------------

                                                Period Ended
                                                ------------
                                                  April 30,
Selected Per-Share Data(a)                         2003(b)
------------------------------------------------------------
Net Asset Value, Beginning of Period            $      11.14
Income From Investment Operations:
  Net Investment Income (Loss)                          0.07
  Net Realized and Unrealized Gains (Losses)
    on Investments                                      0.12
------------------------------------------------------------
  Total from Investment Operations                      0.19
Less Distributions:
  From Net Investment Income                           (0.08)
  From Net Realized Gains                              (0.04)
------------------------------------------------------------
  Total Distributions                                  (0.12)
------------------------------------------------------------
Net Asset Value, End of Period                  $      11.21
============================================================
Ratios and Supplemental Data
------------------------------------------------------------
  Total Return                                          +0.7%
  Net Assets, End of Period (In Millions)       $          1
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                               1.8%*
  Ratio of Expenses to Average Net Assets                1.8%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                   1.6%*
  Portfolio Turnover Rate(c)                           246.3%

STRONG SHORT-TERM HIGH YIELD BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                --------------------------------------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,        Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(d)         2002         2001          2000            1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    8.29      $   8.93     $    9.88     $   10.21       $   10.20     $  10.24
Income From Investment Operations:
  Net Investment Income (Loss)                       0.25          0.61          0.82          0.81            0.79         0.77
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.30         (0.64)        (0.95)        (0.33)           0.06         0.01
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.55         (0.03)        (0.13)         0.48            0.85         0.78
Less Distributions:
  From Net Investment Income                        (0.25)        (0.61)        (0.82)        (0.81)          (0.79)       (0.77)
  From Net Realized Gains                              --            --            --         (0.00)(e)       (0.05)       (0.05)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.25)        (0.61)        (0.82)        (0.81)          (0.84)       (0.82)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    8.59      $   8.29     $    8.93     $    9.88       $   10.21     $  10.20
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                       +6.7%         -0.4%         -1.6%         +4.9%           +8.5%        +7.7%
  Net Assets, End of Period (In Millions)       $     250      $    200     $     348     $     286       $     252     $    106
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.0%*         0.9%          0.8%          0.8%            0.8%         0.9%
  Ratio of Expenses to Average Net Assets             1.0%*         0.9%          0.8%          0.8%            0.8%         0.9%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                6.0%*         7.2%          8.5%          8.1%            7.6%         7.4%
  Portfolio Turnover Rate(c)                         59.8%         86.1%         72.9%         66.8%           60.1%       190.1%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date) to April 30, 2003 (unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)   For the six months ended April 30, 2003 (unaudited).
(e)   Amount calculated is is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                --------------------------------------------------
                                                April 30,      Oct. 31,     Oct. 31,      Oct. 31,
Selected Per-Share Data(a)                       2003(b)         2002         2001        2000(c)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    8.28      $   8.93     $    9.88     $   10.05
Income From Investment Operations:
  Net Investment Income (Loss)                       0.24          0.60          0.79          0.51
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.31         (0.65)        (0.95)        (0.17)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.55         (0.05)        (0.16)         0.34
Less Distributions:
  From Net Investment Income                        (0.24)        (0.60)        (0.79)        (0.51)
---------------------------------------------------------------------------------------------------
  Total Distributions                               (0.24)        (0.60)        (0.79)        (0.51)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    8.59      $   8.28     $    8.93     $    9.88
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                       +6.8%         -0.7%         -1.9%         +3.5%
  Net Assets, End of Period (In Millions)       $      50      $     28     $      18     $       0(d)
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                            1.2%*         1.2%          1.3%          1.2%*
  Ratio of Expenses to Average Net Assets             1.1%*         1.1%          1.1%          1.1%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                5.8%*         6.8%          7.9%          7.6%*
  Portfolio Turnover Rate(e)                         59.8%         86.1%         72.9%         66.8%

STRONG CORPORATE INCOME FUND
--------------------------------------------------------------------------------

                                                Period Ended
                                                ------------
                                                  April 30,
Selected Per-Share Data(a)                         2003(f)
------------------------------------------------------------
Net Asset Value, Beginning of Period            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                          0.20
  Net Realized and Unrealized Gains (Losses)
    on Investments                                      0.28
------------------------------------------------------------
  Total from Investment Operations                      0.48
Less Distributions:
  From Net Investment Income                           (0.20)
------------------------------------------------------------
  Total Distributions                                  (0.20)
------------------------------------------------------------
Net Asset Value, End of Period                  $      10.28
============================================================
Ratios and Supplemental Data
------------------------------------------------------------
  Total Return                                          +4.8%
  Net Assets, End of Period (In Millions)       $         28
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                               1.6%*
  Ratio of Expenses to Average Net Assets                0.1%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                   4.2%*
  Portfolio Turnover Rate                              193.5%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   For the six months ended April 30, 2003 (unaudited).
(c)   For the period from March 1, 2000 (public launch date) to October 31,
      2000.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from November 1, 2002 (public launch date) to April 30, 2003 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

                                                Period Ended
                                                ------------
                                                  April 30,
Selected Per-Share Data(a)                         2003(b)
------------------------------------------------------------
Net Asset Value, Beginning of Period            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                          0.13
  Net Realized and Unrealized Gains (Losses)
    on Investments                                      0.18
------------------------------------------------------------
  Total from Investment Operations                      0.31
Less Distributions:
  From Net Investment Income                           (0.16)
------------------------------------------------------------
  Total Distributions                                  (0.16)
------------------------------------------------------------
Net Asset Value, End of Period                  $      10.15
============================================================
Ratios and Supplemental Data
------------------------------------------------------------
  Total Return                                          +3.1%
  Net Assets, End of Period (In Millions)       $         52
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                               1.4%*
  Ratio of Expenses to Average Net Assets                0.0%(c)*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                   2.8%*
  Portfolio Turnover Rate                              234.0%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 1, 2002 (public launch date) to April 30, 2003 (unaudited).
(c)   Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT34374 06-03

                                                           SINC/WH2140     04-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Short-Term Bond Fund, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    June 24, 2003
         -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    June 24, 2003
         -------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    June 24, 2003
         -------------